CLASS A SHARES

PROSPECTUS DATED DECEMBER 29, 2017

AS AMENDED MARCH 7, 2018

THE SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio and Municipal Bond Portfolio, is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SGAXX	Small Capitalization	SSCYX
Investment Quality Bond	SQBAX	International Equity	SIEYX
Municipal Bond	SMBAX	Health & Biotechnology	SHPAX
Large Capitalization Value	SLVYX	Technology & Communications	STPAX
Large Capitalization Growth	SLGYX	Financial Services	SFPAX
Mid Capitalization	SPMAX	Energy & Basic Materials	SBMBX

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

U.S. Government Money Market Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.525%
Total Annual Portfolio Operating Expenses	1.40%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$709	$993	$1,297	$2,158

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.
•	Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.
•	Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.
•	Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities.

By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a "government money market fund," which allows the Portfolio to continue to seek a stable net asset value ("NAV"). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.92% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2016). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 0.01%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	-5.65%	-1.15%	-0.12%
90 Day T-Bills	0.32%	0.11%	0.66%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.05%	0.01%	0.56%

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS and Josh Jenkins, CFS, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception and Mr. Jenkins has served as a portfolio manager of the Portfolio since April 2016.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.90%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Portfolio Operating Expenses	1.99%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$765	$1,164	$1,586	$2,759

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

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An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

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Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds may invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.38% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.63% (quarter ended June 30, 2013). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio’s Class A shares was 0.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	-5.45%	-1.11%	1.11%
Return After Taxes on Distributions	-5.92%	-1.56%	0.39%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.95%	-0.97%	0.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	3.05%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Portfolio Operating Expenses	4.15%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$968	$1,763	$2,573	$4,657

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

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An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds.

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Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. Generally, the longer the average duration of the bonds in the Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.85% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.62% (quarter ended December 31, 2016). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio’s Class A shares was 1.89%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio:
Return Before Taxes	-3.97%	-1.25%	0.31%
Return After Taxes on Distributions	-4.11%	-1.88%	-0.28%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.25%	-1.10%	0.08%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax. However, a portion of the Portfolio’s distributions may not qualify as exempt. Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.59%
Total Annual Portfolio Operating Expenses	1.64%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$732	$1,063	$1,415	$2,407

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.02% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 7.60%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	2.46%	11.73%	1.06%
Return After Taxes on Distributions	2.46%	11.60%	0.76%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.39%	9.36%	0.85%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	17.40%	14.69%	5.50%
Morningstar Large Value Average	14.81%	12.97%	5.38%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.58%
Total Annual Portfolio Operating Expenses	1.63%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$731	$1,060	$1,411	$2,397

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.77% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.01% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 20.00%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	-6.14%	12.77%	8.21%
Return After Taxes on Distributions	-10.50%	10.27%	6.79%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.23%	9.75%	6.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	6.89%	14.54%	8.29%
Morningstar Large Growth Average	3.23%	12.94%	6.91%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.84%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Portfolio Operating Expenses	2.26%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$791	$1,241	$1,715	$3,021

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

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In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges.

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If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.08% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.38% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 7.68%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio
Return Before Taxes	-1.16%	11.17%	6.23%
Return After Taxes on Distributions	-2.90%	9.00%	4.94%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.80%	8.62%	4.76%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	13.80%	14.72%	7.86%
Morningstar Mid Capitalization Blend Average	14.14%	13.32%	6.75%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts. The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

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Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	1.24%
Total Annual Portfolio Operating Expenses	2.29%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$794	$1,249	$1,730	$3,050

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2017 was $32.7 million to $10.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 18.53% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.56% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 12.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio:
Return Before Taxes	6.17%	7.06%	4.17%
Return After Taxes on Distributions	6.17%	4.13%	2.03%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.49%	5.32%	3.17%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	21.31%	14.46%	7.07%
Morningstar Small Blend Average	20.78%	13.52%	6.79%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.28%
Total Annual Portfolio Operating Expenses	3.43%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$901	$1,568	$2,256	$4,073

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

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Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the United States or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

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Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.56% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.98% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 14.26%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
International Equity Portfolio:
Return Before Taxes	-5.80%	0.34%	-3.84%
Return After Taxes on Distributions	-5.80%	0.22%	-4.02%
Return After Taxes on Distributions and Sale of Portfolio Shares	-3.28%	0.29%	-2.77%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	4.50%	5.00%	0.96%
Morningstar Foreign Large Blend Average	0.79%	5.75%	0.54%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

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Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.68%
Total Annual Portfolio Operating Expenses	2.33%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$798	$1,261	$1,749	$3,088

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants.  The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

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Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

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Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.59% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.47% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 10.34%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio
Return Before Taxes	-7.60%	12.55%	9.43%
Return After Taxes on Distributions	-10.04%	10.69%	8.52%
Return After Taxes on Distributions and Sale of Portfolio Shares	-2.28%	10.00%	7.75%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
S&P 500® Healthcare Index	-4.36%	14.67%	7.44%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio.

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You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	0.56%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses	2.22%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$787	$1,229	$1,696	$2,982

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

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Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

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In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

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Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.14% (quarter ended September 30, 2010) and the lowest return for a calendar quarter -23.43% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 18.82%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio
Return Before Taxes	9.91%	14.15%	11.48%
Return After Taxes on Distributions	7.72%	12.04%	10.36%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.46%	11.14%	9.44%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Science & Technology Funds Index	9.79%	15.13%	8.75%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

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After-tax returns may be higher than before- tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.23%
Total Annual Portfolio Operating Expenses	3.88%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$943	$1,691	$2,455	$4,443

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s total assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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A "Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future.

Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

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Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events.

For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities.

Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies.

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There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.75% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 10.38%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Financial Services Portfolio
Return Before Taxes	8.38%	10.66%	-2.52%
Return After Taxes on Distributions	8.38%	10.66%	-2.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.74%	8.48%	-1.77%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Financial Services Funds Index	22.46%	17.86%	1.63%
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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of shares if you and your family invest, or agree to invest in the future, at least $50,000 in The Saratoga Advantage Trust Portfolios. More information about these and other discounts is available from your financial professional and under “Shareholder Information – Reduced Sales Charge” on page 64 of the Portfolio’s Prospectus.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.40%
Other Expenses	2.20%
Total Annual Portfolio Operating Expenses	3.85%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$940	$1,683	$2,443	$4,422

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company.” Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

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Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class A shares from year-to-year and by showing how the average annual returns for the past 1, 5, and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and include the effect of Class A shares maximum applicable front-end sales charge.

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Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.92% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.69% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class A shares was 0.77%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio
Return Before Taxes	12.57%	-3.61%	-1.05%
Return After Taxes on Distributions	12.57%	-3.61%	-2.34%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.12%	-2.70%	-0.46%
Indices:(Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Natural Resources Funds Index	33.32%	2.12%	1.85%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $2,500 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders; however, you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio’s net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio.

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This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described.

FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency.  Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Portfolio.

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Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

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FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

DERIVATIVES. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives primarily used by the Portfolio include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives.

Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

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P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate.

As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its investment. The risk that a Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio. The ability of a Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio to accurately assign a daily value to such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities.

Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

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ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price below their net asset value (also known as a discount). Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV. The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

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An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios, which may cause the Portfolio to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund.

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As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS RELATED TO THE INVESTMENT QUALITY BOND PORTFOLIO AND MUNICIPAL BOND PORTFOLIO

Additional Investment Strategies

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Risk Information

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities.

ETN RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC, a registered investment adviser, serves as the Trust's Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of December 31, 2017, the Manager had approximately $829.2 million in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

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The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999.

In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.00%
Large Capitalization Value Portfolio	3.00%
Mid Capitalization Portfolio	3.00%
Small Capitalization Portfolio	3.00%
International Equity Portfolio	3.30%
Investment Quality Bond Portfolio	2.30%
Municipal Bond Portfolio	2.30%
U.S. Government Money Market Portfolio	2.15%
Health & Biotechnology Portfolio	3.40%
Technology & Communications Portfolio	3.40%
Financial Services Portfolio	3.40%
Energy & Basic Materials Portfolio	3.40%

The Advisers

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2017, CLS had approximately $8.1 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

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M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2017, M.D. Sass advised accounts having assets of approximately $2 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2017, Oak Associates had approximately $1.497 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and International Equity Portfolio.  Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.3 billion as of September 30, 2017.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With $12.8 billion of assets under management as of September 30, 2017, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly-owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2017, Zacks had approximately $4.5 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2017.

ADMINISTRATION

The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio's investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager or an Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

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In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAV of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Reduced Sales Charge."

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.”

This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.
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If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class A shares of the Trust, the minimum initial investment in the Trust is $2,500 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

REDUCED SALES CHARGE

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

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You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolios. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge. The following chart shows the sales charge you will pay based on the amount of your purchase. You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price[1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price[2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None (See below)[3]	None (See below)[3]	(See below)[3]

(1) Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2) At the discretion of The Saratoga Advantage Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

(3) The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows:

Health & Biotechnology Portfolio; Technology & Communications Portfolio; Financial Services Portfolio; and Energy & Basic Materials Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

U.S. Government Money Market Portfolio; Investment Quality Bond Portfolio; Municipal Bond Portfolio; Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio; Mid Capitalization Portfolio; Small Capitalization Portfolio; and International Equity Portfolio - for purchases of $1 million to $3 million, the Manager will pay 0.25%, plus 0.20% on any amounts over $3 million up to $50 million, and 0.10% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any Saratoga Portfolio as part of your current investment as well as reinvested dividends.

To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code of 1986, as amended (the “Code”), including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any Saratoga Portfolio as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.

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The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Saratoga Portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Portfolios you currently own acquired in exchange for shares of Portfolios purchased during that period at a price including a front-end sales charge.

You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its Transfer Agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class A Shares Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

  Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or the Manager (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
  Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.
  Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions.
  Clients of financial intermediaries use the shares in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
  Institutional investors (which may include bank trust departments and registered investment advisors).
  Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee.
  Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.
  Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. The Manager in its sole discretion may waive these minimum dollar requirements.
  Reinvestment of capital gains distributions and dividends.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your plan sponsor or financial adviser for further information.

CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at net asset value per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge ("CDSC") on shares redeemed within one year after purchase. For investments made prior to January 1, 2003, the CDSC is based upon the investor’s original purchase price, or the current net asset value of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued.

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Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION–Purchase of Shares” and “SHAREHOLDER INFORMATION–Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis.

The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

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REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

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Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio. The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers.

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The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Each withdrawal constitutes redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's NAV, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAVs. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

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With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes.

Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

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Given the investment strategies of the Investment Quality Bond Portfolio and Municipal Bond Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by the Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

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FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents. The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014, and August 31, 2013, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2017 Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Cap Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$20.23	$21.15	$22.17		$16.38	$13.23
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	0.01	(0.00	) **	(0.06)	0.02
Net realized and unrealized gain (loss)	2.76	(0.48)	(1.02)		5.87	3.13
Total from investment operations	2.74	(0.47)	(1.02)		5.81	3.15
Dividends and Distributions:
Dividends from net investment income	—	—	—		(0.02)	—
Distributions from realized gains	—	(0.45)	—		—	—
Total dividends and distributions	—	(0.45)	—		(0.02)	—
Redemption Fees	—	— **	—		— **	—
Net Asset Value, End of Year	$22.97	$20.23	$21.15		$22.17	$16.38
Total Return*	13.54%	(2.15)%	(4.60)%		35.46%	23.81%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$536	$439	$522		$212	$101
Ratio of gross operating expenses to average net assets (2)	1.64%	1.64%	1.59%		1.61%	1.71%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.09)%	0.07%	(0.01)%		(0.31)%	0.10%
Portfolio Turnover Rate	65%	79%	101%		104%	73%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$25.58	$26.13	$25.63		$21.40	$17.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	0.13	(0.04)		(0.02)	(0.00	) **
Net realized and unrealized gain (loss)	3.56	2.04	1.88		5.06	3.83
Total from investment operations	3.45	2.17	1.84		5.04	3.83
Dividends and Distributions:
Dividends from net investment income	(0.14)	—	—		(0.03)	—
Distributions from realized gains	(4.89)	(2.72)	(1.34)		(0.78)	(0.27)
Total dividends and distributions	(5.03)	(2.72)	(1.34)		(0.81)	(0.27)
Redemption Fees	—	— **	—	**	— **	—	**
Net Asset Value, End of Year	$24.00	$25.58	$26.13		$25.63	$21.40
Total Return*	16.60%	8.46%	7.20%		23.86%	21.71%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,717	$2,222	$1,959		$2,840	$1,170
Ratio of gross operating expenses to average net assets (3)	1.63%	1.62%	1.55%		1.59%	1.66%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.45)%	0.52%	(0.17)%		(0.09)%	(0.02)%
Portfolio Turnover Rate	97%	160%	27%		14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.64%	1.64%	1.59%	1.52%	1.62%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.63%	1.62%	1.55%	1.59%	1.66%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.88	$12.93	$14.51	$12.91	$9.94
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	(0.06)	(0.07)	(0.13)	(0.05)
Net realized and unrealized gain (loss)	0.68	(0.41)	0.60	3.22	3.02
Total from investment operations	0.68	(0.47)	0.53	3.09	2.97
Dividends and Distributions:
Distributions from realized gains	(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	—	— **	— **	—	—
Net Asset Value, End of Year	$11.66	$11.88	$12.93	$14.51	$12.91
Total Return*	6.02%	(3.44)%	4.08%	25.32%	29.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,288	$2,380	$3,360	$3,448	$3,106
Ratio of gross operating expenses to average net assets (2)	1.99%	2.00%	1.81%	1.87%	2.04%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.03%	(0.50)%	(0.52)%	(0.93)%	(0.45)%
Portfolio Turnover Rate	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$5.31	$8.58	$9.73	$9.70	$8.07
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.05)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	0.94	0.05	(0.78)	1.59	1.68
Total from investment operations	0.87	(0.00)	(0.85)	1.53	1.63
Dividends and Distributions:
Distributions from realized gains	—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$6.18	$5.31	$8.58	$9.73	$9.70
Total Return*	16.38%	1.32%	(8.98)%	16.59%	20.20%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$45	$9	$11	$21	$36
Ratio of gross operating expenses to average net assets (3)	2.29%	2.13%	1.72%	1.76%	1.97%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.23)%	(0.86)%	(0.71)%	(0.66)%	(0.52)%
Portfolio Turnover Rate	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.99%	2.00%	1.81%	1.87%	2.04%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

2.29%	2.13%	1.72%	1.76%	1.97%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$9.38	$9.61	$11.41		$10.45	$9.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	0.01	(0.06)		(0.03)	— **
Net realized and unrealized gain (loss)	1.19	(0.24)	(1.74)		1.19	1.42
Total from investment operations	1.16	(0.23)	(1.80)		1.16	1.42
Dividends and Distributions:
Dividends from net investment income	— **	— **	—		(0.20)	(0.10)
Total dividends and distributions	—	—	—		(0.20)	(0.10)
Redemption Fees	—	—	—		—	—
Net Asset Value, End of Year	$10.54	$9.38	$9.61		$11.41	$10.45
Total Return*	12.38%	(2.38)%	(15.78)%		11.18%	15.63%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$31	$27	$67		$17	$28
Ratio of gross operating expenses to average net assets (2)	3.43%	3.05%	2.68	% (3)	2.78%	3.49%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.13)%	0.15%	(0.61)%		(0.23)%	0.02%
Portfolio Turnover Rate	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$29.51	$30.83	$30.22		$25.12	$20.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.17)	(0.14)		(0.16)	(0.12)
Net realized and unrealized gain (loss)	1.08	1.90	3.47		6.84	5.12
Total from investment operations	0.89	1.73	3.33		6.68	5.00
Dividends and Distributions:
Distributions from realized gains	(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—	—	—	**	— **	—
Net Asset Value, End of Year	$27.29	$29.51	$30.83		$30.22	$25.12
Total Return*	4.02%	6.07%	11.23%		27.47%	24.85%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,704	$7,687	$9,240		$7,936	$6,577
Ratio of gross operating expenses to average net assets (4)	2.33%	2.29%	2.22%		2.38%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.69)%	(0.57)%	(0.43)%		(0.55)%	(0.53)%
Portfolio Turnover Rate	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

3.30%	3.05%	3.26%	2.78%	3.30%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.68% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.33%	2.29%	2.22%	2.37%	2.60%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

76

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$16.77	$16.11	$18.19		$15.63	$13.88
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.04)	(0.11)		(0.18)	(0.11)
Net realized and unrealized gain (loss)	3.85	2.60	0.56		3.62	1.96
Total from investment operations	3.70	2.56	0.45		3.44	1.85
Dividends and Distributions:
Distributions from realized gains	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	—	— **	—	**	— **	— **
Net Asset Value, End of Year	$18.97	$16.77	$16.11		$18.19	$15.63
Total Return*	23.49%	17.28%	2.29%		22.55%	13.40%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$15,860	$15,289	$15,088		$19,787	$22,680
Ratio of gross operating expenses to average net assets (2)	2.21%	2.24%	2.20%		2.27%	2.30%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.86)%	(0.23)%	(0.65)%		(1.03)%	(0.75)%
Portfolio Turnover Rate	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$10.57	$10.98	$17.18		$14.78	$12.84
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.01)	(0.18)		(0.25)	(0.18)
Net realized and unrealized gain (loss)	0.65	(0.40)	(6.02)		2.65	2.12
Total from investment operations	0.59	(0.41)	(6.20)		2.40	1.94
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year	$11.16	$10.57	$10.98		$17.18	$14.78
Total Return*	5.58%	(3.73)%	(36.09)%		16.24%	15.11%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$479	$519	$581		$1,115	$1,179
Ratio of gross operating expenses to average net assets (3)	3.85%	3.96%	3.26	% (4)	3.04%	3.43%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.52)%	(0.11)%	(1.34)%		(1.55)%	(1.33)%
Portfolio Turnover Rate	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.21%	2.24%	2.20%	2.25%	2.28%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.40%	3.40%	3.30%	3.03%	3.40%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.26% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

77

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$8.37	$8.16	$8.46	$7.29	$5.90
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.10)	(0.14)	(0.13)	(0.09)
Gain from trade error	0.13	—	—	—	—
Net realized and unrealized gain (loss)	1.55	0.31	(0.16)	1.30	1.48
Total from investment operations	1.54	0.21	(0.30)	1.17	1.39
Redemption Fees	—	— **	—	—	—
Net Asset Value, End of Year	$9.91	$8.37	$8.16	$8.46	$7.29
Total Return*	18.40%+	2.57%	(3.55)%	16.05%	23.56%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$126	$121	$126	$133	$162
Ratio of gross operating expenses to average net assets (2)	3.88%	4.16%	4.00%	4.30%	6.05%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.54)%	(1.21)%	(1.62)%	(1.57)%	(1.28)%
Portfolio Turnover Rate	55%	73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70	$9.65	$9.83	$9.80	$10.23
Income (Loss) from Investment Operations:
Net investment income (1)	0.05	0.05	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.08)	0.14	(0.11)	0.10	(0.29)
Total from investment operations	(0.03)	0.19	(0.06)	0.17	(0.20)
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.05)	(0.07)	(0.09)
Distributions from realized gains	(0.04)	(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.09)	(0.14)	(0.12)	(0.14)	(0.23)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.58	$9.70	$9.65	$9.83	$9.80
Total Return*	(0.33)%	2.07%	(0.59)%	1.70%	(2.01)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$103	$82	$80	$100	$140
Ratio of gross operating expenses to average net assets (3)	1.85%	1.76%	1.71%	1.76%	1.86%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.57%	0.50%	0.51%	0.68%	0.87%
Portfolio Turnover Rate	15%	37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.40%	3.40%	3.40%	3.40%	3.40%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.69%	1.60%	1.71%	1.76%	1.86%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.93%.

78

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$9.83		$9.68		$9.80		$9.80		$10.18
Income (Loss) from Investment Operations:
Net investment income (1)	0.02		0.02		0.02		0.04		0.05
Net realized and unrealized gain (loss)	(0.23)		0.29		(0.07)		0.23		(0.37)
Total from investment operations	(0.21)		0.31		(0.05)		0.27		(0.32)
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.02)		(0.04)		(0.06)
Distributions from realized gains	(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.40)		(0.16)		(0.07)		(0.27)		(0.06)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$9.22		$9.83		$9.68		$9.80		$9.80
Total Return*	(2.02)%		3.26%		(0.46)%		2.79%		(3.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1		$10		$10		$48		$143
Ratio of gross operating expenses to average net assets (2)	4.00%		3.34%		3.30%		3.10%		2.76%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.20%		0.19%		0.25%		0.41%		0.54%
Portfolio Turnover Rate	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00		0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$275		$211		$245		$214		$133
Ratio of gross operating expenses to average net assets (3)	1.40%		1.34%		1.33%		1.33%		1.38%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.65%	1.74%	2.27%	2.29%	2.27%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.62%	0.23%	0.06%	0.05%	0.11%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

79

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

80

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

81

CLASS A SHARES

PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807-FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.

CLASS C SHARES
PROSPECTUS DATED DECEMBER 29, 2017

AS AMENDED MARCH 7, 2018
SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio and Municipal Bond Portfolio, is advised by an Investment Adviser selected and supervised by the Manager.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SZCXX	Small Capitalization	SSCCX
Investment Quality Bond	SQBCX	International Equity	SIECX
Municipal Bond	SMBCX	Health & Biotechnology	SHPCX
Large Capitalization Value	SLVCX	Technology & Communications	STPCX
Large Capitalization Growth	SLGCX	Financial Services	SFPCX
Mid Capitalization	SPMCX	Energy & Basic Materials	SEPCX

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.525%
Total Annual Portfolio Operating Expenses	2.00%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$303	$627	$1,078	$2,327

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$203	$627	$1,078	$2,327

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.
•	Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.
•	Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities. By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates.

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While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a “government money market fund,” which allows the Portfolio to continue to seek a stable net asset value (“NAV”). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 1.01% (quarter ended June 30, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2016). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio(1)	-0.99%	0.01%	0.49%
90 Day T-Bills	0.32%	0.11%	0.66%
Index: (Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.05%	0.01%	0.56%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS and Josh Jenkins, CFS, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception and Mr. Jenkins has served as a portfolio manager of the Portfolio since April 2016.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.91%
Acquired Fund Fees and Expenses(1)	0.14%
Total Annual Portfolio Operating Expenses	2.60%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$363	$808	$1,380	$2,934

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$263	$808	$1,380	$2,934

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, rated securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates.

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Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest.

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Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds may invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.22% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.77% (quarter ended June 30, 2013). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio’s Class C shares was 0.02%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio(1)
Return Before Taxes	-0.97%	-0.32%	1.22%
Return After Taxes on Distributions	-1.30%	-0.59%	0.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.41%	-0.29%	0.82%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under "Shareholder Information -Contingent Deferred Sales Charge."

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	3.04%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Portfolio Operating Expenses	4.74%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$575	$1,428	$2,385	$4,802

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$475	$1,428	$2,385	$4,802

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis.

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The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund’s municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations.

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The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge.

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Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.70% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.63% (quarter ended December 31, 2016). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio's Class C shares was 2.00%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio(1)
Return Before Taxes	1.00%	-0.23%	0.60%
Return After Taxes on Distributions	0.95%	-0.77%	0.14%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.57%	-0.29%	0.35%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements.

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There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax. However, a portion of the Portfolio’s distributions may not qualify as exempt. Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.61%
Total Annual Portfolio Operating Expenses	2.26%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$329	$706	$1,210	$2,595

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$229	$706	$1,210	$2,595

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities.

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When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.47% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.30% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class C shares was 7.14%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio(1)
Return Before Taxes	7.06%	12.36%	1.03%
Return After Taxes on Distributions	7.06%	12.22%	0.72%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.00%	9.88%	0.85%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	17.40%	14.69%	5.50%
Morningstar Large Value Average	14.81%	12.97%	5.38%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust.

The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.56%
Total Annual Portfolio Operating Expenses	2.21%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$324	$691	$1,185	$2,544

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$224	$691	$1,185	$2,544

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more.  Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.57% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -27.07% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 19.38%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio(1)
Return Before Taxes	-1.74%	13.44%	8.19%
Return After Taxes on Distributions	-7.25%	10.49%	6.54%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.68%	10.24%	6.42%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	6.89%	14.54%	8.29%
Morningstar Large Growth Average	3.23%	12.94%	6.91%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.

Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America.  Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.86%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Portfolio Operating Expenses	2.88%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$391	$892	$1,518	$3,204

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$291	$892	$1,518	$3,204

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

• companies earning a positive economic margin with stable-to-improving returns;

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• companies valued at a discount to their asset value; and

• companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

• value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples.

The Adviser reviews companies that it believes are out-of-favor or misunderstood;

• use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

• use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk.

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While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments.  For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

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Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.

The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.79% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.48% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 7.18%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio(1)
Return Before Taxes	3.29%	11.87%	6.23%
Return After Taxes on Distributions	1.17%	9.43%	4.81%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.63%	9.18%	4.75%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	13.80%	14.72%	7.86%
Morningstar Mid Capitalization Blend Average	14.14%	13.32%	6.75%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts.

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The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	1.30%
Total Annual Portfolio Operating Expenses	2.95%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$398	$913	$1,552	$3,271

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$298	$913	$1,552	$3,271

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2017 was $32.7 million to $10.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.37% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.70% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 11.80%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio(1)
Return Before Taxes	11.13%	7.61%	4.11%
Return After Taxes on Distributions	11.13%	3.50%	1.28%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.30%	5.70%	3.13%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	21.31%	14.46%	7.07%
Morningstar Small Blend Average	20.78%	13.52%	6.79%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service ( 12b-1) Fees	1.00%
Other Expenses	2.45%
Total Annual Portfolio Operating Expenses	4.20%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$522	$1,275	$2,142	$4,372

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$422	$1,275	$2,142	$4,372

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition,, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with indexes of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.31% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.12% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class C shares was 13.51%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
International Equity Portfolio(1)
Return Before Taxes	-1.58%	0.88%	-3.89%
Return After Taxes on Distributions	-1.58%	0.81%	-3.98%
Return After Taxes on Distributions and Sale of Portfolio Shares	-0.89%	0.68%	-2.82%
Indices: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	4.50%	5.00%	0.96%
Morningstar Foreign Large Blend Average	0.79%	5.75%	0.54%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C Shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information -Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

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Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.68%
Total Annual Portfolio Operating Expenses	2.93%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$396	$907	$1,543	$3,252

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$296	$907	$1,543	$3,252

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities.

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Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities.

Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.40% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.65% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 9.81%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio(1)
Return Before Taxes	-3.35%	13.22%	9.44%
Return After Taxes on Distributions	-6.29%	11.12%	8.42%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.54%	10.56%	7.76%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®Total Return Index	11.96%	14.66%	6.95%
S&P 500®Healthcare Index	-4.36%	14.67%	7.44%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

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Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio.  Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	0.55%
Acquired Funds Fee and Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses	2.81%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$384	$871	$1,484	$3,138

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$284	$871	$1,484	$3,138

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year.

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Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another.

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Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies.

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There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.57% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 18.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio(1)
Return Before Taxes	14.87%	14.82%	11.47%
Return After Taxes on Distributions	12.14%	12.39%	10.20%
Return After Taxes on Distributions and Sale of Portfolio Shares	10.71%	11.67%	9.43%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Science & Technology Funds Index	9.79%	15.13%	8.75%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	2.48%
Total Annual Portfolio Operating Expenses	4.73%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based upon these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$574	$1,425	$2,381	$4,794

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$474	$1,425	$2,381	$4,794

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s total assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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A “Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index. Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans.

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Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events.

For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

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Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies.

Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.22% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.95% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 9.88%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Financial Services Portfolio(1)
Return Before Taxes	13.29%	11.34%	-2.54%
Return After Taxes on Distributions	13.29%	11.34%	-2.69%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.52%	9.04%	-1.76%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Financial Services Funds Index	22.46%	17.86%	1.63%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information-Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio.  Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	1.00%
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Exchange Fee	NONE
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	1.00%
Other Expenses	2.29%
Total Annual Portfolio Operating Expenses	4.54%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$555	$1,372	$2,298	$4,648

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$455	$1,372	$2,298	$4,648

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company”. Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.

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Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class C shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The returns in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns in the table would be less than shown.

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The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period and you were charged a contingent deferred sales charge. Of course, if you did not sell your shares at the end of the period, your return would be higher. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.61% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.73% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class C shares was 0.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio(1)
Return Before Taxes	17.64%	-3.05%	-1.06%
Return After Taxes on Distributions	17.64%	-3.05%	-2.44%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.98%	-2.29%	-0.38%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Natural Resources Funds Index	33.32%	2.12%	1.85%

(1) The returns for all periods indicated reflect the imposition of a contingent deferred sales charge assessed on Class C shares which is only applicable to redemptions made within one year after purchase as described under “Shareholder Information - Contingent Deferred Sales Charge.”

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015.  Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

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Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders; however, you would be notified of any change.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio. This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described.

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FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.  International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”

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Failed settlements can result in losses to a Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

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FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

DERIVATIVES. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives primarily used by the Portfolio include options, futures and swaps.

The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

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P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate.

As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its investment. The risk that a Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio. The ability of a Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio to accurately assign a daily value to such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security.

If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

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ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year.

Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price below their net asset value (also known as a discount). Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV.

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The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company.

In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios, which may cause the Portfolio to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

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BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS RELATED TO THE INVESTMENT QUALITY BOND PORTFOLIO AND MUNICIPAL BOND PORTFOLIO

Additional Investment Strategies

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Risk Information

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities.

ETN RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC, a registered investment adviser, serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of December 31, 2017, the Manager had approximately $829.2 million in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval.

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The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval. The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	3.60%
Large Capitalization Value Portfolio	3.60%
Mid Capitalization Portfolio	3.60%
Small Capitalization Portfolio	3.60%
International Equity Portfolio	3.90%
Investment Quality Bond Portfolio	2.90%
Municipal Bond Portfolio	2.90%
U.S. Government Money Market Portfolio	2.75%
Health & Biotechnology Portfolio	4.00%
Technology & Communications Portfolio	4.00%
Financial Services Portfolio	4.00%
Energy & Basic Materials Portfolio	4.00%
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The Advisers

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2017 CLS had approximately $8.1 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2017, M.D. Sass advised accounts having assets of approximately $2 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio.  Oak Associates advises mutual funds and other investors. As of September 30, 2017, Oak Associates had approximately $1.497 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and International Equity Portfolio.  Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.3 billion as of September 30, 2017.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With $12.8 billion of assets under management as of September 30, 2017, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly-owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2017, Zacks had approximately $4.5 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2017.

ADMINISTRATION

The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska, 68130 serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio, and create and maintain the Trust's required financial records.

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SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio’s investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager and/or the Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust’s distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

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via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 1-800-807-FUND (1-800-807-3863).

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The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at NAV next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. For investments made prior to January 1, 2003, the CDSC is based upon the investors original purchase price, or the current NAV of the shares that they redeem, whichever is lower. For investments that are made on or after January 1, 2003, the CDSC is based upon the investors original purchase price. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Brokers that have entered into selling agreements with the Portfolios’ distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolios’ shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current NAV of shares purchased more than one year prior to the redemption; and (iii) the current NAV of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are:

(a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

(2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

(3) certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

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With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 1.00% of the average net assets. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios’ shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase.

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The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION-Purchase of Shares” and “SHAREHOLDER INFORMATION-Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day less the amount of any applicable CDSC. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust less any applicable CDSC. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust.

A Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears. Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

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Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed;

The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

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REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase.  The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio’s shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the share values next determined after the shareholder establishes the Withdrawal Plan.

Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

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INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

REDEMPTION-IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAV. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Portfolio that does not charge a CDSC will not be counted. Thus, in effect the ‘‘holding period’’ for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from a Saratoga Portfolio subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Portfolio with a lower CDSC rate.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long-term and short-term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

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ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of the Investment Quality Bond Portfolio and Municipal Bond Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by the Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt—interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income. If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

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TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents. The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

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FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014, and August 31, 2013, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2017 Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$17.66	$18.63	$19.63	$14.58	$11.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.10)	(0.12)	(0.17)	(0.08)
Net realized and unrealized gain (loss)	2.40	(0.42)	(0.88)	5.22	2.80
Total from investment operations	2.27	(0.52)	(1.00)	5.05	2.72
Dividends and Distributions:
Distributions from realized gains	—	(0.45)	—	—	—
Total dividends and distributions	—	(0.45)	—	—	—
Redemption Fees	—	—	—	— **	—
Net Asset Value, End of Year	$19.93	$17.66	$18.63	$19.63	$14.58
Total Return*	12.85%	(2.72)%	(5.09)%	34.64%	22.93%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$727	$1,285	$1,257	$1,047	$721
Ratio of gross operating expenses to average net assets (2)	2.26%	2.24%	2.17%	2.21%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.71)%	(0.57)%	(0.60)%	(0.94)%	(0.56)%
Portfolio Turnover Rate	65%	79%	101%	104%	73%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$21.36	$22.36	$22.24	$18.75	$15.75
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.03)	(0.17)	(0.15)	(0.11)
Net realized and unrealized gain	2.83	1.75	1.63	4.42	3.38
Total from investment operations	2.64	1.72	1.46	4.27	3.27
Dividends and Distributions:
Dividends from net investment income	(0.13)	—	—	—	—
Distributions from realized gains	(4.89)	(2.72)	(1.34)	(0.78)	(0.27)
Total dividends and distributions	(5.02)	(2.72)	(1.34)	(0.78)	(0.27)
Redemption Fees	—	— **	— **	— **	— **
Net Asset Value, End of Year	$18.98	$21.36	$22.36	$22.24	$18.75
Total Return*	15.96%	7.82%	6.57%	23.08%	21.03%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,844	$4,321	$3,596	$2,646	$1,452
Ratio of gross operating expenses to average net assets (3)	2.21%	2.22%	2.17%	2.20%	2.35%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.01)%	(0.15)%	(0.74)%	(0.72)%	(0.65)%
Portfolio Turnover Rate	97%	160%	27%	14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:
	2.26%	2.24%	2.17%	2.12%	2.26%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:
	2.21%	2.22%	2.17%	2.20%	2.34%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

76

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.33	$11.40	$13.08	$11.84	$9.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.11)	(0.14)	(0.19)	(0.11)
Net realized and unrealized gain (loss)	0.59	(0.38)	0.57	2.92	2.78
Total from investment operations	0.53	(0.49)	0.43	2.73	2.67
Dividends and Distributions:
Distributions from realized gains	(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	—	— **	—	—	—
Net Asset Value, End of Year	$9.96	$10.33	$11.40	$13.08	$11.84
Total Return*	5.43%	(4.11)%	3.69%	24.51%	29.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$989	$1,165	$963	$457	$353
Ratio of gross operating expenses to average net assets (2)	2.61%	2.61%	2.41%	2.47%	2.66%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.62)%	(1.12)%	(1.17)%	(1.54)%	(1.00)%
Portfolio Turnover Rate	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$2.77	$6.10	$7.05	$7.44	$6.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.05)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	0.49	(0.01)	(0.56)	1.20	1.27
Total from investment operations	0.43	(0.06)	(0.65)	1.11	1.19
Dividends and Distributions:
Distributions from realized gains	—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$3.20	$2.77	$6.10	$7.05	$7.44
Total Return*	15.52%	0.69%	(9.58)%	15.89%	19.04%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$215	$498	$381	$393	$339
Ratio of gross operating expenses to average net assets (3)	2.95%	2.81%	2.32%	2.35%	2.60%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.88)%	(1.62)%	(1.31)%	(1.26)%	(1.14)%
Portfolio Turnover Rate	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:
	2.61%	2.61%	2.41%	2.47%	2.66%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:
	2.95%	2.81%	2.32%	2.35%	2.60%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

77

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$8.50	$8.76	$10.47		$9.61	$8.38
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.02)	(0.10)		(0.07)	(0.06)
Net realized and unrealized gain (loss)	1.07	(0.24)	(1.61)		1.07	1.29
Total from investment operations	0.99	(0.26)	(1.71)		1.00	1.23
Dividends and Distributions:
Dividends from net investment income	—	—	—		(0.14)	—
Total dividends and distributions	—	—	—		(0.14)	—
Redemption Fees	—	— **	—		—	— **
Net Asset Value, End of Year	$9.49	$8.50	$8.76		$10.47	$9.61
Total Return*	11.65%	(2.97)%	(16.33)%		10.48%	14.68%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$153	$322	$257		$187	$138
Ratio of gross operating expenses to average net assets (2)	4.20%	3.81%	3.27	% (3)	3.29%	4.08%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.91)%	(0.30)%	(1.05)%		(0.72)%	(0.67)%
Portfolio Turnover Rate	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$25.91	$27.59	$27.47		$23.09	$18.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.30)	(0.30)	(0.29)		(0.30)	(0.24)
Net realized and unrealized gain (loss)	0.90	1.67	3.13		6.26	4.73
Total from investment operations	0.60	1.37	2.84		5.96	4.49
Dividends and Distributions:
Distributions from realized gains	(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—	—	—	**	— **	—
Net Asset Value, End of Year	$23.40	$25.91	$27.59		$27.47	$23.09
Total Return*	3.40%	5.42%	10.53%		26.74%	24.14%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,612	$2,669	$2,360		$2,180	$1,906
Ratio of gross operating expenses to average net assets (4)	2.93%	2.90%	2.81%		2.98%	3.20%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.29)%	(1.17)%	(1.03)%		(1.15)%	(1.13)%
Portfolio Turnover Rate	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:
	3.90%	3.81%	3.47%	3.29%	3.89%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.27% for the year ending August 31, 2015, for the International Equity Portfolio.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:
	2.93%	2.90%	2.81%	2.97%	3.20%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

78

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$14.26	$14.05	$16.26		$14.14	$12.65
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.21)	(0.11)	(0.19)		(0.25)	(0.18)
Net realized and unrealized gain (loss)	3.23	2.22	0.51		3.25	1.77
Total from investment operations	3.02	2.11	0.32		3.00	1.59
Dividends and Distributions:
Distributions from realized gains	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	—	— **	—	**	— **	— **
Net Asset Value, End of Year	$15.78	$14.26	$14.05		$16.26	$14.14
Total Return*	22.80%	16.54%	1.71%		21.78%	12.64%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$8,425	$6,879	$6,378		$6,901	$5,881
Ratio of gross operating expenses to average net assets (2)	2.80%	2.84%	2.80%		2.87%	2.91%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.44)%	(0.84)%	(1.28)%		(1.62)%	(1.35)%
Portfolio Turnover Rate	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$8.79	$9.19	$14.46		$12.52	$10.94
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)	(0.07)	(0.22)		(0.29)	(0.23)
Net realized and unrealized gain (loss)	0.55	(0.33)	(5.05)		2.23	1.81
Total from investment operations	0.44	(0.40)	(5.27)		1.94	1.58
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year	$9.23	$8.79	$9.19		$14.46	$12.52
Total Return*	5.01%	(4.35)%	(36.45)%		15.49%	14.44%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$66	$129	$121		$168	$240
Ratio of gross operating expenses to average net assets (3)	4.54%	4.58%	3.86	% (4)	3.62%	4.03%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(1.20)%	(0.78)%	(1.94)%		(2.14)%	(1.93)%
Portfolio Turnover Rate	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:
	2.80%	2.84%	2.80%	2.86%	2.90%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:
	4.00%	4.00%	3.91%	3.61%	4.00%

(4)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$7.47		$7.32	$7.64	$6.62	$5.39
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)		(0.14)	(0.17)	(0.16)	(0.12)
Gain from trade error	0.11		—	—	—	—
Net realized and unrealized gain (loss)	1.38		0.29	(0.15)	1.18	1.35
Total from investment operations	1.31		0.15	(0.32)	1.02	1.23
Redemption Fees	—		— **	—	—	—
Net Asset Value, End of Year	$8.78		$7.47	$7.32	$7.64	$6.62
Total Return*	17.54	% +	2.05%	(4.19)%	15.41%	22.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$64		$124	$104	$43	$34
Ratio of gross operating expenses to average net assets (2)	4.73%		4.81%	4.61%	4.89%	6.80%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(2.13)%		(1.91)%	(2.18)%	(2.15)%	(1.90)%
Portfolio Turnover Rate	55%		73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.70		$9.66	$9.83	$9.81	$10.24
Income (Loss) from Investment Operations:
Net investment income (1)	0.03		0.03	0.01	0.01	0.03
Net realized and unrealized gain (loss)	(0.09)		0.13	(0.10)	0.09	(0.29)
Total from investment operations	(0.06)		0.16	(0.09)	0.10	(0.26)
Dividends and Distributions:
Dividends from net investment income	(0.02)		(0.03)	(0.01)	(0.01)	(0.03)
Distributions from realized gains	(0.04)		(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.06)		(0.12)	(0.08)	(0.08)	(0.17)
Redemption Fees	—		—	—	—	— **
Net Asset Value, End of Year	$9.58		$9.70	$9.66	$9.83	$9.81
Total Return*	(0.58)%		1.70%	(0.88)%	1.07%	(2.54)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$376		$420	$392	$330	$315
Ratio of gross operating expenses to average net assets (3)	2.46%		2.36%	2.31%	2.36%	2.44%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.37%		0.31%	0.12%	0.15%	0.29%
Portfolio Turnover Rate	15%		37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:
	4.00%	4.00%	4.00%	4.00%	4.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:
	1.95%	1.86%	2.11%	2.27%	2.44%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 16.06%.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$9.84		$9.69		$9.82		$9.82		$10.20
Income (Loss) from Investment Operations:
Net investment income (1)	0.01		0.01		0.01		0.01		0.01
Net realized and unrealized gain (loss)	(0.20)		0.29		(0.08)		0.23		(0.38)
Total from investment operations	(0.19)		0.30		(0.07)		0.24		(0.37)
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.01)		(0.01)		(0.01)		(0.01)
Distributions from realized gains	(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.39)		(0.15)		(0.06)		(0.24)		(0.01)
Redemption Fees	—		—		—		—	**	—	**
Net Asset Value, End of Year	$9.26		$9.84		$9.69		$9.82		$9.82
Total Return*	(1.81)%		3.17%		(0.67)%		2.49%		(3.64)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$229		$241		$298		$183		$175
Ratio of gross operating expenses to average net assets (2)	4.59%		3.95%		4.02%		3.66%		3.48%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.13%		0.09%		0.11%		0.11%		0.10%
Portfolio Turnover Rate	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	—	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$524		$551		$1,604		$241		$259
Ratio of gross operating expenses to average net assets (3)	2.00%		1.91%		2.01%		1.93%		1.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.
(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:
	1.73%	1.85%	2.33%	2.58%	2.75%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:
	0.61%	0.21%	0.06%	0.05%	0.12%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
81

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

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Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         sharing for affiliates’ everyday business purposes—information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

•         State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
83

CLASS C SHARES

PROSPECTUS

Additional information about each Portfolio’s investments is available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

CLASS I SHARES PROSPECTUS DATED DECEMBER 29, 2017

AS AMENDED MARCH 7, 2018

SARATOGA ADVANTAGE TRUST

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company comprised of mutual fund portfolios each with its own distinctive investment objectives and policies, 12 of which are described herein.

The Portfolios are managed by Saratoga Capital Management, LLC (the “Manager”). Each Portfolio, except for the Investment Quality Bond Portfolio and Municipal Bond Portfolio, is advised by an Investment Adviser selected and supervised by the Manager.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program®(the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

The Securities And Exchange Commission Has Not Approved Or Disapproved These Securities Or Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

PORTFOLIO	TICKER	PORTFOLIO	TICKER
U.S. Government Money Market	SGMXX	Small Capitalization	SSCPX
Investment Quality Bond	SIBPX	International Equity	SIEPX
Municipal Bond	SMBPX	Health & Biotechnology	SBHIX
Large Capitalization Value	SLCVX	Technology & Communications	STPIX
Large Capitalization Growth	SLCGX	Financial Services	SFPIX
Mid Capitalization	SMIPX	Energy & Basic Materials	SEPIX

PORTFOLIO SUMMARY: U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Investment Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

U.S. Government Money Market Portfolio
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.475%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.535%
Total Annual Portfolio Operating Expenses	1.01%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Principal Investment Strategies: The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. government securities. In addition, in order to qualify as a “government money market fund” under the rules governing money market funds, the Portfolio has adopted a policy to invest 99.5% or more of its total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized fully by cash and U.S. government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment. The U.S. government securities that the Portfolio may purchase include:

•                     U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. government.

•                     Securities issued by agencies and instrumentalities of the U.S. government, which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration.

•                     Securities issued by agencies and instrumentalities, which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Bank. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet their obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

•                     Securities issued by agencies and instrumentalities, which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements collateralized by securities issued by the U.S. government, its agencies and instrumentalities. By operating as a government money market fund, the Portfolio is exempt from requirements relating to the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio’s Board of Trustees may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective.

Shares of the Portfolio are not bank deposits and an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

1

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Manager has no legal obligation to provide financial support to the Portfolio, and you should not expect that the Manager will provide financial support to the Portfolio at any time.

Credit and Interest Rate Risk. A principal risk of investing in the Portfolio is associated with its U.S. government securities investments which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk. Repurchase agreements involve a greater degree of credit risk.

Government-Sponsored Enterprises Risk. U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Money Market Fund Regulation. The Securities and Exchange Commission (“SEC”) recently adopted changes to the rules that govern money market funds. The Portfolio intends to operate as a "government money market fund," which allows the Portfolio to continue to seek a stable net asset value ("NAV"). “Government money market funds,” which are money market funds that invest in cash, U.S. government securities and/or repurchase agreements that are collateralized fully, are exempt from the requirement to consider imposing a redemption fee or suspending redemptions at certain liquidity levels.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s current 7-day yield by calling toll free 1-800-807-FUND.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.00% (quarter ended March 31, 2007) and the lowest return for a calendar quarter was 0.00% (quarter ended June 30, 2016). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
U.S. Government Money Market Portfolio:	0.01%	0.01%	0.49%
90 Day T-Bills	0.32%	0.11%	0.66%
Index:(Reflects no deduction for fees, expenses or taxes)
Lipper U.S. Treasury Money Market Index	0.05%	0.01%	0.56%
2

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: CLS Investments, LLC (“CLS” or the “Adviser”) has served as Adviser to the Portfolio since August 2011. CLS utilizes a team approach for management of the Portfolio. Marc Pfeffer, Senior Portfolio Manager of CLS and Josh Jenkins, CFS, Portfolio Manager of CLS, each serve as portfolio managers for the Portfolio. Mr. Pfeffer has been a portfolio manager of the Portfolio since its inception and Mr. Jenkins has served as a portfolio manager of the Portfolio since April 2016.

Purchase and Sale of Portfolio Shares: There is no minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

PORTFOLIO SUMMARY: INVESTMENT QUALITY BOND PORTFOLIO

Investment Objective: The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Investment Quality Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.91%
Acquired Fund Fees and Expenses (1)	0.14%
Total Annual Portfolio Operating Expenses	1.60%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$163	$505	$871	$1,900

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the United States government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

An Underlying Fund may invest in mortgage pass-through securities that are issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the United States government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the United States government, but they have the right to borrow from the U.S. Department of the Treasury (the “Treasury”) to meet their obligations, although the Treasury is not legally required to extend credit to the agencies/instrumentalities.

4

Private mortgage pass-through securities also can be Underlying Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Fixed-Income Securities Risk. Principal risks of investing in the Portfolio are associated with the Underlying Fund’s investments in fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed-income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk.

Certain Underlying Funds may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of principal and interest. Securities issued by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Mortgage-Backed Securities and Prepayment Risk. Certain Underlying Funds may invest in mortgage-backed securities. Mortgage-backed securities, such as mortgage pass-through securities, have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors.

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Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment faster or slower than expected by the Manager could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in NAV. Mortgage-backed securities are also subject to extension risk, which is the risk that the issuer of such a security pays back the principal of an obligation later than expected, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. In addition, the Portfolio may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.48% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -1.53% (quarter ended June 30, 2013). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio's Class I shares was 0.68%.

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AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Investment Quality Bond Portfolio:
Return Before Taxes	0.68%	0.43%	2.10%
Return After Taxes on Distributions	0.11%	-0.16%	1.23%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.52%	0.13%	1.37%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Intermediate U.S. Government/Credit Bond Index	1.14%	0.92%	2.70%
Lipper Short-Intermediate Investment Grade Debt Funds Index	2.25%	1.44%	3.06%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MUNICIPAL BOND PORTFOLIO

Investment Objective: The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Municipal Bond Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	3.04%
Acquired Fund Fees and Expenses(1)	0.15%
Total Annual Portfolio Operating Expenses	3.74%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”). Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$376	$1,143	$1,930	$3,984

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”).

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio's assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser.

An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the "alternative minimum tax," although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income from the Portfolio. Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. An Underlying Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments in Mutual Funds Risk. The Portfolio invests in Underlying Funds as a primary strategy, so the Portfolio’s investment performance and risks are directly related to the performance and risks of the Underlying Funds. Shareholders will indirectly bear the expenses charged by the Underlying Funds. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

Exchange-Traded Funds Risk (ETF). Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, the Portfolio may invest in leveraged ETFs without limit. The more the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. The Portfolio will not invest in leveraged ETFs as a principal investment strategy. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF's shares.

Municipal Bond Risk. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Portfolio’s income or hurt the ability to preserve capital and liquidity. Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Portfolio’s investments. In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Portfolio’s investments.

Credit and Interest Rate Risk. An Underlying Fund may be subject to credit and interest rate risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds.

Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Given that the Federal Reserve has begun to raise interest rates, the Portfolio may face a heightened level of interest rate risk. Longer term bonds and zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

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Generally, the longer the average duration of the bonds in the Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes.

An Underlying Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

Investments in municipal bonds in the fourth highest grade are considered speculative. The ratings of municipal bonds do not ensure the stability or safety of an Underlying Fund’s, and thus the Portfolio’s, investments.

Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

Tax Risk. There is no guarantee that the Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Portfolio to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. An Underlying Fund may invest without limit in municipal obligations that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Manager believes is representative of its full value or that it may even go down in price.

Liquidity Risk. The Portfolio and/or an Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Management Risk. The performance of the Portfolio also will depend on whether the Manager is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives.

The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 3.97% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -3.52% (quarter ended December 31, 2016). For the period January 1, 2017 through December 31, 2017, the return for the Portfolio's Class I shares was 2.45%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2017)

	1 Year	5 Years	10 Years
Municipal Bond Portfolio:
Return Before Taxes	2.45%	0.31%	1.28%
Return After Taxes on Distributions	2.21%	-0.46%	0.56%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.39%	0.01%	0.77%
Indices: (Reflects no deduction for fees, expenses or taxes)
Barclays Municipal Bond Index	5.45%	3.02%	4.46%
Lipper Intermediate Municipal Debt Funds Index	4.39%	2.26%	3.62%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Portfolio Managers: The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Stephen Ventimiglia	Vice Chairman, Chief Investment Officer and Chief Economist of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Bruce E. Ventimiglia	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.
Jonathan W. Ventimiglia	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC, and has managed the Portfolio since 2018.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: It is anticipated that the Portfolio’s distributions normally will be exempt from federal income taxes, but not including federal alternative minimum tax. However, a portion of the Portfolio’s distributions may not qualify as exempt. Interest, dividends and all capital gains may be subject to federal, state and federal alternative minimum tax, unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION VALUE PORTFOLIO

Investment Objective: The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Value Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.59%
Total Annual Portfolio Operating Expenses	1.24%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a diversified portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or greater at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants. In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Value Style Investing Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Portfolio’s return may be adversely affected during market downturns and when value stocks are out of favor.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 17.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.01% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 7.90%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Value Portfolio:
Return Before Taxes	9.16%	13.47%	2.04%
Return After Taxes on Distributions	9.16%	13.33%	1.72%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.19%	10.81%	1.62%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Value Index	17.40%	14.69%	5.50%
Morningstar Large Value Average	14.81%	12.97%	5.38%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: M.D. Sass Investors Services, Inc. (“M.D. Sass” or the “Adviser”) has served as the Adviser to the Portfolio since August 2008. The Portfolio is managed by a team of portfolio analysts. The member of the team who has primary responsibility for the day-to-day management of the Portfolio is Martin D. Sass, who is Chairman and Chief Executive Officer of M.D. Sass. Mr. Sass formed M.D. Sass in 1972. Mr. Sass has served the Portfolio as Portfolio Manager since August 2008.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: LARGE CAPITALIZATION GROWTH PORTFOLIO

Investment Objective: The Large Capitalization Growth Portfolio seeks capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Large Capitalization Growth Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.57%
Total Annual Portfolio Operating Expenses	1.22%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$124	$387	$670	$1,477

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in a portfolio of equity securities issued by U.S. issuers with total market capitalizations of $5 billion or more. Equity securities include common stocks, preferred stocks, securities convertible into common stock and warrants.

The Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Growth Style Investing Risk. Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Portfolio’s performance may suffer.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

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During the periods shown in the bar chart, the highest return for a calendar quarter was 19.91% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -26.88% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 20.31%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Large Capitalization Growth Portfolio:
Return Before Taxes	0.01%	14.58%	9.28%
Return After Taxes on Distributions	-4.51%	12.12%	7.88%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.83%	11.27%	7.38%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500®/Citigroup Growth Index	6.89%	14.54%	8.29%
Morningstar Large Growth Average	3.23%	12.94%	6.91%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: MID CAPITALIZATION PORTFOLIO

Investment Objective: The Mid Capitalization Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Mid Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.86%
Acquired Fund Fees and Expenses(1)	0.27%
Total Annual Portfolio Operating Expenses	1.88%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,201

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of companies traded on U.S. exchanges or over-the-counter (“OTC”) markets that have a total market capitalization of between $1 billion and $15 billion at the time of purchase. Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies.

The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•                     companies earning a positive economic margin with stable-to-improving returns;

•                     companies valued at a discount to their asset value; and

•                     companies with an attractive dividend yield and minimal basis risk.

In selecting investments, the Adviser generally employs the following strategy:

•                     value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood;

•                     use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and

•                     use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Small and Medium Capitalization Companies Risk. The Portfolio may also invest in small and medium capitalization companies. Investing in small and medium capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the

U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time.

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International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio’s Class I shares from year-to-year and by showing how the average annual returns for the past 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.19% (quarter ended September 30, 2009) and the lowest return for a calendar quarter was -22.27% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 8.03%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Mid Capitalization Portfolio:
Return Before Taxes	5.32%	12.96%	7.28%
Return After Taxes on Distributions	3.62%	10.90%	6.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	4.43%	10.10%	5.65%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell Midcap® Index	13.80%	14.72%	7.86%
Morningstar Mid Capitalization Blend Average	14.14%	13.32%	6.75%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson” or the “Adviser”) has served as the Adviser to the Portfolio since April 2006. The Portfolio is advised by Vaughan Nelson’s Mid Cap Value team which consists of portfolio managers and analysts.

The portfolio managers on the team that are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis G. Alff, CFA (lead portfolio manager), Chad D. Fargason, PhD, Chris D. Wallis, CFA and Scott J. Weber, CFA. Dennis G. Alff, Senior Portfolio Manager, joined Vaughan Nelson in April 2006. Dr. Fargason, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2013 and has served the Portfolio as a Senior Portfolio Manager since November 2013; prior to joining Vaughan Nelson, Dr. Fargason was a Director at KKR & Co. from 2003 to 2013. Chris D. Wallis CEO/CIO has been associated with Vaughan Nelson since 1999. Scott J. Weber, Senior Portfolio Manager, has been associated with Vaughan Nelson since 2003. Messrs. Alff and Wallis have served the Portfolio as Senior Portfolio Managers since April 2006. Mr. Weber has served the Portfolio as Senior Portfolio Manager since November 2006.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: SMALL CAPITALIZATION PORTFOLIO

Investment Objective: The Small Capitalization Portfolio seeks maximum capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Small Capitalization Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.23%
Total Annual Portfolio Operating Expenses	1.88%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,201

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000® Index. The market capitalization range of the Russell 2000® Index at September 30, 2017 was $32.7 million to $10.3 billion. The Russell 2000® Index is reconstituted annually at the midpoint of the calendar year. The Portfolio will also occasionally invest a portion of its assets in mid-cap stocks that are small relative to their industries that the Adviser believes have compelling valuations and fundamentals, and it will not immediately sell a security that was bought as a small-cap stock but through appreciation has become a mid-cap stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested. Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

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Small Capitalization Companies Risk. The Portfolio's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter (“OTC”) market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value (“NAV”) than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small capitalization companies may have returns that can vary, occasionally significantly, from the market in general. In addition, small capitalization companies may not pay a dividend.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.67% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.59% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 12.56%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Small Capitalization Portfolio:
Return Before Taxes	13.13%	8.69%	5.14%
Return After Taxes on Distributions	13.13%	5.84%	3.05%
Return After Taxes on Distributions and Sale of Portfolio Shares	7.43%	6.63%	3.96%
Indices: (Reflects no deduction for fees, expenses or taxes)
Russell 2000® Index	21.31%	14.46%	7.07%
Morningstar Small Blend Average	20.78%	13.52%	6.79%
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The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Zacks Investment Management, Inc. (“Zacks” or the “Adviser”) has served as the Portfolio’s Adviser since August 2015. Mitchel Zacks has primary responsibility for the day-to-day management of the Portfolio. Mr. Zacks, who joined the Adviser in 1996, is a Managing Director and Portfolio Manager. Mr. Zacks has written two books on quantitative investment strategies.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: INTERNATIONAL EQUITY PORTFOLIO

Investment Objective: The International Equity Portfolio seeks long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

International Equity Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.21%
Total Annual Portfolio Operating Expenses	2.96%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$299	$915	$1,557	$3,280

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in the equity securities of companies located outside of the United States. Equity securities consist of common stock and other securities such as depositary receipts. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries (generally in excess of three), which may include countries with developing and emerging economies. The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease.

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This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

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Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.77% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -23.89% (quarter ended September 30, 2011). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio’s Class I shares was 14.53%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
International Equity Portfolio:
Return Before Taxes	0.42%	1.90%	-2.92%
Return After Taxes on Distributions	0.27%	1.70%	-3.18%
Return After Taxes on Distributions and Sale of Portfolio Shares	0.36%	1.50%	-2.14%
Index: (Reflects no deduction for fees, expenses or taxes)
MSCI ACWI EX-USA Index	4.50%	5.00%	0.96%
Morningstar Foreign Large Blend Average	0.79%	5.75%	0.54%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since February 20, 2018. Stephanie Jones, CPA, Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Ms. Jones joined the Adviser in February 2010 and prior to that she was an Equity Analyst for Cimarron Asset Management, LLC. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open.

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Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: HEALTH & BIOTECHNOLOGY PORTFOLIO

Investment Objective: The Health & Biotechnology Portfolio seeks long-term capital growth.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Health & Biotechnology Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.68%
Total Annual Portfolio Operating Expenses	1.93%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$196	$606	$1,042	$2,254

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities of U.S. and foreign healthcare companies and biotechnology companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

Companies described as Health Care Equipment and Supplies, Health Care Provider Services, Pharmaceutical or Biotechnology Companies under the North American Industry Classification System are considered healthcare or biotechnology companies for purposes of investment by the Portfolio. These companies are principally engaged in: the design, manufacture or sale of products or services used for or in connection with health, medical, or personal care such as medical, dental and optical supplies or equipment; research and development of pharmaceutical products and services; the operation of healthcare facilities such as hospitals, clinical test laboratories, and convalescent and mental healthcare facilities; and the design, manufacture, or sale of healthcare-related products and services, research, development, manufacture or distribution of products and services relating to human health care, pharmaceuticals, agricultural and veterinary applications, and the environment; and manufacturing and/or distributing biotechnological and biomedical products, devices or instruments or provide materials, products or services to the foregoing companies.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the healthcare and biotechnology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to, and move in unison with, one another. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a healthcare company's market value and/or share price. Biotechnology companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and have thinly-traded securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Moreover, stock prices of biotechnology companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the

U.S. dollar value of the foreign security will decrease.

This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures.

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Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies.

Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

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Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with a healthcare index. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1- 800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -15.46% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 10.69%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Health & Biotechnology Portfolio:
Return Before Taxes	-1.54%	14.35%	10.54%
Return After Taxes on Distributions	-3.98%	12.56%	9.67%
Return After Taxes on Distributions and Sale of Portfolio Shares	1.14%	11.50%	8.72%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
S&P 500® Healthcare Index	-4.36%	14.67%	7.44%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to the Portfolio since July 2005. Mark W. Oelschlager, Portfolio Manager, is responsible for the day-to-day management of the Portfolio. Mr. Oelschlager, CFA, is Co-Chief Investment Officer and a Portfolio Manager at Oak Associates, which he joined in 2000. Mr. Oelschlager has served the Portfolio as Portfolio Manager since July 2005.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a

$10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

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Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and other Financial Intermediaries: If you purchase Portfolio shares through a broker- dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Investment Objective: The Technology & Communications Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Technology & Communications Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	0.55%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Portfolio Operating Expenses	1.81%

(1) Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Operating Expenses in the above fee table will not correlate to the expense ratio in the Portfolio’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in other investment companies (“Acquired Funds”).

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$184	$569	$980	$2,127

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by technology and communications companies, both domestic and foreign, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, preferred stocks, securities convertible into common stocks and warrants. The Portfolio may invest up to 25% of its total assets in foreign companies. The Portfolio defines a "technology company" as an entity in which at least 50% of the company's revenues or earnings were derived from technology activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Technology companies may include, among others, companies that are engaged in the research, design, development or manufacturing of technology products. These companies include, among others, those in the Internet, medical, pharmaceutical, manufacturing, computer software and hardware industries. The Portfolio defines a "communications company" as an entity in which at least 50% of the company's revenues or earnings were derived from communications activities or at least 50% of the company's assets were devoted to such activities, based upon the company's most recent fiscal year. Communications activities may include, among others, regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer software and hardware; semiconductors; mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; emerging technologies combining telephone, television and/or computer systems; and Internet and network equipment and services. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions.

Factors considered include growth potential, earnings, valuation, competitive advantages and management. When market or financial conditions warrant, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

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Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the information, communications and related technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition. Many technology companies sell stock before they have a commercially viable product, and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many technology companies have very high price/earnings ratios, high price volatility, and high personnel turnover due to severe labor shortages for skilled technology professionals.

Emerging Technology Sector Risk. Because of its narrow focus, the Portfolio's performance is closely tied to, and affected by, events occurring in the emerging technology and general technology industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Because technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles, aggressive pricing and intense competition.

In some cases, there are some emerging technology companies that sell stock before they have a commercially viable product and may be acutely susceptible to problems relating to bringing their products to market. Additionally, many emerging technology companies have very high price/earnings ratios, high price volatility and high personnel turnover due to severe labor shortages for skilled emerging technology professionals.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

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Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities. Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

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Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance. The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 24.22% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -23.40% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 19.13%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Technology & Communications Portfolio:
Return Before Taxes	17.10%	15.98%	12.62%
Return After Taxes on Distributions	14.94%	13.96%	11.55%
Return After Taxes on Distributions and Sale of Portfolio Shares	11.50%	12.68%	10.46%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Science & Technology Funds Index	9.79%	15.13%	8.75%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Oak Associates, ltd. (“Oak Associates” or the “Adviser”) has served as the Adviser to a portion of the Portfolio since August 2011 through December 28, 2015. As of December 29, 2015, Oak Associates is the sole Adviser to the Portfolio. Mark W. Oelschlager, CFA and Robert D. Stimpson, CFA are responsible for the day-to-day management of the Portfolio. They have served as portfolio managers to the Portfolio since August 2011. Mr. Oelschlager joined Oak Associates in 2000 and serves as Co-Chief Investment Officer and Portfolio Manager. Mr. Stimpson joined Oak Associates in 2001 and also serves as a Portfolio Manager.

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Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FINANCIAL SERVICES PORTFOLIO

Investment Objective: The Financial Services Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Financial Services Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.26%
Total Annual Portfolio Operating Expenses	3.51%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$354	$1,077	$1,822	$3,783

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in U.S. and foreign equity securities issued by financial services companies, regardless of their stock market value (or “market capitalization”). Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Up to 20% of the Portfolio’s assets may be invested in U.S. and foreign securities outside of financial companies.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions. A “Financial services company," for purposes of Portfolio investments, is defined as an entity in which at least 50% of the company's revenues or earnings were derived from financial services activities based upon the company's most recent fiscal year, or at least 50% of the company's assets were devoted to such activities based on the company's most recent fiscal year or any company which is included in the S&P Financial Sector Index.

Financial services companies provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, investment banks, savings and loan associations, thrifts, finance companies, brokerage and advisory firms, transaction and payroll processors, insurance companies, real estate and leasing companies, and companies that span across these segments, and service providers whose revenue is largely derived from the financial services sector. Under Securities and Exchange Commission (“SEC”) regulations, the Portfolio may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

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Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the financial services industry. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. The Portfolio is more vulnerable to price fluctuations of financial services companies and other factors that particularly affect financial services companies than a more broadly diversified mutual fund. In particular, the prices of stock issued by many financial services companies have historically been more closely correlated with changes in interest rates than other stocks. Generally, when interest rates go up, stock prices of these companies go down. This relationship may not continue in the future. Financial services companies are subject to extensive government regulation which tends to limit both the amount and types of loans and other financial commitments the company can make, and the interest rates and fees it can charge.

These limitations can have a significant impact on the profitability of a financial services company since profitability is impacted by the company's ability to make financial commitments such as loans. Insurance companies in which the Portfolio invests may also have an impact on the Portfolio's performance as insurers may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Certain lines of insurance can be significantly influenced by specific events. For example, property and casualty insurer profits may be affected by certain weather catastrophes and other disasters; and life and health insurer profits may be affected by mortality risks and morbidity rates. The financial services industry is currently undergoing a number of changes such as continuing consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Portfolio.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market.

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If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Depositary receipts involve substantially identical risks associated with direct investments in foreign securities.

Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel.

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There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

ANNUAL TOTAL RETURNS – CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.63% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -31.71% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 10.77%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Financial Services Portfolio:
Return Before Taxes	15.42%	12.44%	-1.56%
Return After Taxes on Distributions	15.42%	12.44%	-1.70%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.73%	9.96%	-1.07%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Financial Services Funds Index	22.46%	17.86%	1.63%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, and John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP.

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Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a $10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: ENERGY & BASIC MATERIALS PORTFOLIO

Investment Objective: The Energy & Basic Materials Portfolio seeks long-term growth of capital.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Energy & Basic Materials Portfolio
Shareholder Fees (fees paid directly from your investment)
Redemption Fee on Shares Held 30 Days or Less (as a % of amount redeemed)	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	2.21%
Total Annual Portfolio Operating Expenses	3.46%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, if you held or sold your shares, at the end of each period would be:

1 Year	3 Years	5 Years	10 Years
$349	$1,063	$1,799	$3,741

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, which must be borne by the Portfolio and its shareholders and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio will normally invest at least 80% of its total assets in equity securities issued by U.S. and foreign Energy and Basic Materials Companies, regardless of their stock market value (or “market capitalization”). The Portfolio utilizes the Standard & Poor’s classification system for purposes of determining whether a company is an “Energy or Basic Materials Company.” Standard & Poor’s maintains a proprietary classification system similar to the North American Industry Classification System, which classifies companies according to industry sectors and groups. Companies classified as Energy or Basic Materials Companies by Standard & Poor’s are involved in the exploration, development, production, refining or distribution of oil, natural gas, coal, and uranium, the construction or provision of oil rigs, drilling equipment and other energy related services and equipment, basic materials such as metals, minerals, chemicals, water, forest product, precious metals, glass and industrial gases or provide materials, products or services to such companies. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and warrants. Standard & Poor’s classifications are utilized to identify sectors.

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

Under adverse market conditions, the Portfolio may also make temporary investments in investment grade debt securities. Such investment strategies could result in the Portfolio not achieving its investment objective.

Principal Investment Risks: There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

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Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company's capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Preferred Stock Risk. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Portfolio owns a preferred stock on which distributions are deferred, the Portfolio may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Warrants Risk. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

Concentration Risk. Because of its specific focus, the Portfolio's performance is closely tied to and affected by events occurring in the energy and basic materials industries. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities owned by the Portfolio may react similarly to and move in unison with one another. Companies in the energy and basic materials sector are subject to swift fluctuations in supply and demand. These fluctuations may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, the environmental impact of energy and basic materials operations and tax and other governmental regulatory policies. Consequently, the Portfolio's performance may sometimes be significantly better or worse than that of other types of funds.

Foreign Securities Risk. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the

U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability.

In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries.

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In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities. Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Small and Medium Capitalization Companies Risk. The Portfolio may invest in U.S. and foreign small and medium capitalization securities. Investing in lesser-known, small and medium capitalization companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Issuer-Specific Risk. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, or the loss of key management personnel. There is also a risk that the price of a security may never reach the level that the Adviser believes is representative of its full value or that it may even go down in price.

Portfolio Turnover Risk. The frequency of the Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

Adviser Risk. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy.

Performance: The bar chart and table that follow provide some indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Class I shares from year-to-year and by showing how the average annual returns for 1, 5 and 10 years of the Portfolio compare with those of a broad measure of market performance, as well as with an index of funds with similar investment objectives. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. The returns in the table assume you sold your shares at the end of each period. You may obtain the Portfolio’s updated performance information by calling toll free 1-800-807-FUND or visiting www.saratogacap.com.

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ANNUAL TOTAL RETURNS - CALENDAR YEARS

During the periods shown in the bar chart, the highest return for a calendar quarter was 23.98% (quarter ended December 31, 2010) and the lowest return for a calendar quarter was -32.62% (quarter ended December 31, 2008). For the period January 1, 2017 through September 30, 2017, the return for the Portfolio's Class I shares was 1.10%.

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2016)

	1 Year	5 Years	10 Years
Energy & Basic Materials Portfolio:
Return Before Taxes	19.96%	-2.06%	-0.06%
Return After Taxes on Distributions	19.96%	-2.06%	-1.34%
Return After Taxes on Distributions and Sale of Portfolio Shares	11.30%	-1.56%	0.24%
Indices: (Reflects no deduction for fees, expenses or taxes)
S&P 500® Total Return Index	11.96%	14.66%	6.95%
Lipper Natural Resources Funds Index	33.32%	2.12%	1.85%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after- tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

Manager: Saratoga Capital Management, LLC (the “Manager”) serves as the Portfolio’s Manager.

Adviser: Smith Group Asset Management (“Smith Group” or the “Adviser”) has served as the Adviser to the Portfolio since December 29, 2015. Stephen S. Smith, CFA, Chief Executive Officer and Chief Investment Officer of the Adviser, John D. Brim, CFA, President and Senior Portfolio Manager of the Adviser, and Stephanie C. Jones, CPA, Portfolio Manager of the Adviser, are co-portfolio managers responsible for the day-to-day management of the Portfolio. Prior to founding the Adviser in 1995, Mr. Smith held a number of senior investment positions at Bank of America. Mr. Brim joined the Adviser in March 1998, and prior to that he was a manager within the institutional investment consulting group of Deloitte & Touche, LLP. Ms. Jones joined the Adviser in February 2010, prior to that she was an Equity Analyst at Cimarron Asset Management, LLC from 2006 to 2010.

Purchase and Sale of Portfolio Shares: There is a $250 minimum investment for the Portfolio and generally there is a

$10,000 minimum investment in the Trust. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Portfolio. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you at either ordinary income or capital gain tax rates unless you are investing through a tax-free plan, in which case your distributions generally will be taxed when withdrawn from the tax deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Portfolio shares through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

This section provides additional information relating to each Portfolio's investment strategies.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. The Portfolios’ investment objective and strategies are non-fundamental (unless otherwise indicated) and may be changed by the Board without the approval of the Portfolios’ shareholders.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long-term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Manager or the Adviser of a Portfolio, upon the concurrence of the Manager, may take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede the Manager or an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. Certain Portfolios’ investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

DERIVATIVES AND OTHER STRATEGIES. Each of the Portfolios may invest in options, futures, foreign securities, foreign currencies and other derivatives (collectively, "Derivative Transactions"), and may enter into certain types of short sales. If these practices are used by a Portfolio, the intent would be primarily to hedge the Portfolio's holdings. For example, a Portfolio may purchase or sell options contracts on equity securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio. Or, a Portfolio may purchase or sell stock index futures contracts and might purchase put options or write call options on such futures contracts to protect against a general stock market decline or decline in a specific market sector that could adversely affect the Portfolio's holdings.

Investing for hedging purposes may result in certain transaction costs, which may reduce a Portfolio's performance. In addition, no assurances can be given that hedging will be implemented or that each derivative position will achieve a perfect correlation with the security or currency being hedged against.

PARTICIPATION NOTES. The International Equity Portfolio may invest in participation notes (“P-Notes”).

EXCHANGE-TRADED FUNDS. The Health & Biotechnology Portfolio, Technology & Communications Portfolio, International Equity Portfolio, Mid Capitalization Portfolio and Energy & Basic Materials Portfolio may invest up to 10% of their net assets in shares of various ETFs. No more than 5% of a Portfolio's net assets will be invested in any one ETF. Each of these Portfolios may count investments in ETFs towards their 80% investment policy.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. Real estate investment trusts (“REITs”) and foreign real estate companies pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A shareholder, by investing in REITs and foreign real estate companies indirectly through a Portfolio, will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of the underlying REITs.

MONEY MARKET FUNDS. Each Portfolio’s cash balances may be invested in money market funds.

Principal Risks of Investing in the Portfolios

As with any mutual fund, it is possible to lose money by investing in a Portfolio. There is no assurance that a Portfolio will achieve its investment objective. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in a Portfolio.

This section provides information relating to risks of investing in the Portfolios in addition to the principal risks described previously. The risks set forth below are applicable to a Portfolio only to the extent that a Portfolio or an Underlying Fund invests in the investment described.

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FOREIGN SECURITIES. The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged. Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect a Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of a Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer a Portfolio’s assets back into the U.S., or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When a Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. In addition, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Finally, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets.

Depositary receipts involve substantially identical risks associated with direct investments in foreign securities.

Issuers of the foreign security represented by a depositary receipt, particularly unsponsored or unregistered depositary receipts, may not be obligated to disclose material information in the U.S. or to pass through to holders of such receipts voting rights with respect to the deposited securities.

Compared to the U.S. and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

EMERGING MARKETS RISK. Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, accounting standards and transparency, and regulatory oversight in emerging market economies is generally less than in more developed markets. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Portfolio. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets.

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JUNK BONDS. A Portfolio's or an Underlying Fund’s investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser or the Underlying Fund’s adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio or an Underlying Fund’s may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios or an Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's or an Underlying Fund’s net asset value (“NAV”).

MUNICIPAL BOND RISK. The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could decrease the Portfolio’s income or hurt its ability to preserve capital and liquidity.

Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose. Some securities, including municipal lease obligations, carry additional risks. For example, they may be difficult to trade or interest payments may be tied only to a specific stream of revenue.

Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Portfolio could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Portfolio (or an Underlying Fund) to sell the security at the time and the price that normally prevails in the market.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the Portfolio (or an Underlying Fund) invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Portfolio’s investments. Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's NAV or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

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DERIVATIVES. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks.

The derivatives primarily used by the Portfolio include options, futures and swaps. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (“OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. Derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). Central clearing and exchange trading of certain derivatives are designed to reduce counterparty and liquidity risk, but they do not eliminate those risks completely.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

SPECIAL RISKS OF FUTURES. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

SPECIAL RISKS OF SWAPS. Certain swap transactions are structured as two-party contracts and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

SPECIAL RISKS OF OPTIONS. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio to counterparty risk.

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Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its investment. The risk that a Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio. The ability of a Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio to accurately assign a daily value to such securities.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. Certain Portfolios may invest in companies with small and/or medium market capitalizations. Market capitalization refers to the total market value of the outstanding stock of a company. Investing in such companies may involve more risk than is usually associated with investing in larger, more established companies. Small and medium capitalization companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. Small and medium capitalization companies are often traded in the OTC market, and the low market liquidity of these securities may have an adverse effect on the ability of a Portfolio to sell certain securities at favorable prices. Such securities usually trade in lower volumes and are subject to greater and more unpredictable price fluctuations than larger capitalization securities or the stock market in general. This also may impede the Portfolio's ability to obtain market quotations based on actual trades in order to value the Portfolio's securities. Small and medium capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, small and medium capitalization companies may not pay a dividend. Although income may not be a primary goal of a Portfolio, dividends can cushion returns in a falling market.

MICRO CAP COMPANIES. Certain Portfolios may invest in companies with micro capitalizations. Micro capitalization stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Portfolio realizes a gain, if any, on an investment in a micro capitalization company.

CONVERTIBLE SECURITIES. Certain Portfolios may invest a portion of their assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

PORTFOLIO TURNOVER. The frequency of a Portfolio's transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance.

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ZERO-COUPON SECURITIES RISK. The market value of a zero-coupon security is generally more volatile than the market value of an interest-paying security, and is more likely to respond to a greater degree to changes in interest rates and credit quality than other fixed income securities with similar maturities that pay interest periodically. In addition, federal income tax law requires that the holder of a zero-coupon bond accrue a portion of the discount at which the bond was purchased as taxable income each year, even though the holder receives no interest payment on the bond during the year. Each Underlying Fund must distribute substantially all of its net income (including non-cash income attributable to zero-coupon bonds) to its shareholders each year to maintain its status as a regulated investment company and to eliminate tax at the Underlying Fund level. Accordingly, such accrued discount must be taken into account in determining the amount of taxable distributions to shareholders. An Underlying Fund may consequently have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy such distribution requirements. These actions may reduce the assets to which the Underlying Fund’s expenses could otherwise be allocated and may reduce the Underlying Fund’s (and thus the Portfolio’s) rate of return.

EXCHANGE-TRADED FUNDS. Shares of ETFs have many of the same risks as direct investments in securities. In addition, their market value is expected to rise and fall as the value of the underlying index or portfolio securities rises and falls. The market value of their shares may differ from the net asset value of the particular fund and shares may trade at a price below their net asset value (also known as a discount). Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs. As a shareholder in an ETF (as with other investment companies), if a Portfolio invests in shares of ETFs it would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which a Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. The Portfolios will not invest in leveraged ETFs as a principal investment strategy. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the Investment Company of 1940 Act, as amended (the “1940 Act”). The market prices of ETF shares will fluctuate, in some cases materially, in response to changes in the ETF’s NAV and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. Differences between secondary market prices and the value of an ETF’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the ETF at a particular time. While the creation/redemption feature of ETFs is designed to make it likely that shares normally will trade close to the value of an ETF’s holdings, disruptions to creations and redemptions, including disruptions at market makers, authorized participants (“APs”) or market participants, or during periods of significant market volatility, may result in trading prices that differ significantly from the value of an ETF’s holdings. Although market makers will generally take advantage of differences between the NAV and the market price of ETF shares through arbitrage opportunities, there is no guarantee that they will do so. In addition, an ETF may have a limited number of financial institutions that may act as APs or market makers. If those APs exit the business or are unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other AP is able to step forward to create and redeem in either of these cases, an ETF’s shares may trade at a discount to NAV like closed-end fund shares (and may even face delisting). Similar effects may result if market makers exit the business or are unable to continue making markets in ETF shares.

The market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialist, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that shares may trade at a discount to an ETF’s NAV, and the discount is likely to be greatest when the price of shares is falling fastest. In addition, the securities held by an ETF may be traded in markets that close at a different time than the NYSE. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the ETF shares’ NAV is likely to widen. More generally, secondary markets may be subject to irregular trading activity, wide bid-ask spreads and extended trade settlement periods, which could cause a material decline in an ETF’s NAV.

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The bid-ask spread varies over time for shares of an ETF based on the ETF’s trading volume and market liquidity, and is generally lower if the ETF has substantial trading volume and market liquidity, and higher if the ETF has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).

An ETF’s bid-ask spread may also be impacted by the liquidity of the underlying securities held by the ETF, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities. In addition, transactions by large shareholders may account for a large percentage of the trading volume of an ETF and may, therefore, have a material effect on the market price of the ETF’s shares.

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes. Generally, the longer the average duration of the bonds in a Portfolio, the more the Portfolio’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Portfolio and, in turn, a Portfolio’s susceptibility to changes in interest rates.

REAL ESTATE INVESTMENT TRUSTS AND FOREIGN REAL ESTATE COMPANIES. REITs and foreign real estate companies expose a Portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and foreign real estate companies may also be affected by risks similar to those associated with investment in debt securities, including changes in interest rates and the quality of credit extended. REITs and foreign real estate companies require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. The failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing return to a Portfolio on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, defaults on or sales of investments the REIT holds could reduce the cash flow needed to make distributions to investors. Furthermore, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.

FUND OF FUNDS RISK. To the extent that a Portfolio’s exposure is achieved through investments in Underlying Funds, the Portfolio’s performance will depend on such funds and it will be subject to the risks of the Underlying Funds. There can be no assurance that the Underlying Funds will achieve their investment objectives, and their performance may be lower than their represented asset classes. The Underlying Funds may change their investment objectives, policies or practices without the approval of the Portfolios, which may cause the Portfolio to withdraw its investments therein at a disadvantageous time.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Certain Underlying Funds may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Underlying Fund may reinvest these early payments at lower interest rates, thereby reducing the Underlying Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

BONDS/FIXED INCOME SECURITIES. If a security is given different ratings by different nationally recognized statistical rating organizations, the Manager and/or the Portfolios’ adviser considers the security’s rating to be the highest rating of the ratings.

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Investments in Mutual Funds Risk. Certain Portfolios may invest in Underlying Funds as a primary strategy, so a Portfolio’s performance is directly related to the performance of the Underlying funds. A Portfolio’s net asset value will change with the value of the Underlying Funds and changes in the markets where the Underlying Funds invest. In addition, a Portfolio may hold a significant percentage of the shares of an Underlying Fund. As a result, a Portfolio’s investments in an Underlying Fund may create a conflict of interest because a situation could occur where an action for a Portfolio could be adverse to the interest of an Underlying Fund or vice versa.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS RELATED TO THE INVESTMENT QUALITY BOND PORTFOLIO AND MUNICIPAL BOND PORTFOLIO

Additional Investment Strategies

As an additional non-principal investment strategy, the Portfolios may invest in individual securities and exchange-traded notes (“ETNs”).

Additional Risk Information

While the Portfolios intend to primarily allocate their assets to investments in the Underlying Funds, a Portfolio may be exposed to the investment risks described above under “Principal Investment Risks” to the extent such Portfolio directly invests in individual securities.

ETN RISK. Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bond and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio. When a Portfolio invests in exchange-traded notes it will bear its proportionate share of any fees and expenses borne by the ETN.

PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of each of the Portfolios’ securities is available in the Trust’s Statement of Additional Information.

The Trust discloses each Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. Each Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIOS

The Manager

Saratoga Capital Management, LLC, a registered investment adviser, serves as the Trust’s Manager and is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395. The Manager is a Delaware limited liability company. As of December 31, 2017, the Manager had approximately $829.2 million in assets under management. The Manager and the Trust have obtained an exemptive order (the "Order") from the SEC that permits the Manager to enter into investment advisory agreements with advisers without obtaining shareholder approval. The Manager, subject to the review and approval of the Board of Trustees of the Trust, may select Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

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The Order also permits the Manager, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements, including fees, without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. This means that the Manager can reduce the sub- advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. Pursuant to the Order, the Manager or the Adviser is not required to disclose its contractual fee arrangements with any sub-adviser. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval. The management fee for each Portfolio is computed daily and paid monthly at the following annual percentage rates of the average daily net assets of the Portfolios:

Portfolio	Management Fee
U.S. Government Money Market Portfolio	0.475%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
Large Capitalization Value Portfolio	0.65%
Large Capitalization Growth Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%

Expense Reductions and Reimbursements and Net Expenses. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, fees waived and expenses paid by the Manager are subject to reimbursement by the relevant class of the Portfolio within three (3) years of the end of the fiscal year in which such fees were waived or expenses were paid. Prior Board approval is required with respect to any such expense reimbursements. No reimbursement payment will be made by a Portfolio if it would result in that Portfolio exceeding its current Expense Cap. Acquired Fund Fees and Expenses are not considered in the calculation of the Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. Currently, the Manager is voluntarily limiting total annual operating expenses of the Portfolios as follows:

Portfolio	Expense Cap
Large Capitalization Growth Portfolio	2.60%
Large Capitalization Value Portfolio	2.60%
Mid Capitalization Portfolio	2.60%
Small Capitalization Portfolio	2.60%
International Equity Portfolio	2.90%
Investment Quality Bond Portfolio	1.90%
Municipal Bond Portfolio	1.90%
U.S. Government Money Market Portfolio	1.75%
Health & Biotechnology Portfolio	3.00%
Technology & Communications Portfolio	3.00%
Financial Services Portfolio	3.00%
Energy & Basic Materials Portfolio	3.00%

The Advisers

The following sets forth certain information about each of the Advisers:

CLS Investments, LLC (“CLS”), a registered investment adviser, serves as Adviser to the U.S. Government Money Market Portfolio. CLS (including its predecessor corporation) has been an investment adviser to individuals, employee benefit plans, trusts, investment companies, and corporations since 1989. CLS is located at 17605 Wright Street, Omaha, NE 68130. As of September 30, 2017, CLS had approximately $8.1 billion in assets under management. CLS is an affiliate of Gemini Fund Services, LLC, the Trust’s Administrator/Transfer Agent, and Northern Lights Distributors, LLC, the Trust’s Distributor.

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M.D. Sass Investors Services, Inc. (“M.D. Sass”), a registered investment adviser founded in 1972, serves as the Adviser to the Large Capitalization Value Portfolio. M.D. Sass is a privately-owned investment manager for family offices, high net worth individuals, and institutional investors such as corporations, endowments and foundations. As of September 30, 2017, M.D. Sass advised accounts having assets of approximately $2 billion. M.D. Sass is located at 1185 Avenue of the Americas, 18th Floor, New York, New York 10036-2699.

Oak Associates ltd. (“Oak Associates”), a registered investment adviser, located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333-8355, serves as the Adviser to the Health & Biotechnology Portfolio and the Technology & Communications Portfolio. Oak Associates advises mutual funds and other investors. As of September 30, 2017, Oak Associates had approximately $1.497 billion in assets under management.

Smith Group Asset Management (“Smith Group”), a registered investment adviser, located at 100 Crescent Court, Suite 1150, Dallas, Texas, 75201, serves as the Adviser to the Large Capitalization Growth Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and International Equity Portfolio. Smith Group advises institutional, high net worth and mutual fund clients. Smith Group managed assets of approximately $3.3 billion as of September 30, 2017.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), a registered investment adviser located at 600 Travis, Suite 6300, Houston, Texas 77002, serves as the Adviser to the Mid Capitalization Portfolio. With $12.8 billion of assets under management as of September 30, 2017, Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals.

Zacks Investment Management, Inc. (“Zacks”), a registered investment adviser, serves as the Adviser to the Small Capitalization Portfolio. Zacks, located at 227 W. Monroe Street, Suite 4350, Chicago, Illinois 60606, is a wholly- owned subsidiary of Zacks Investment Research. Zacks acts as an investment manager for individuals and institutions. As of September 30, 2017, Zacks had approximately $4.5 billion in assets under management.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Management Agreement and the Advisory Agreements of the Portfolios is available in the Portfolios’ Annual Report to Shareholders for the fiscal year ended August 31, 2017.

ADMINISTRATION

The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust's transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of each Portfolio, and create and maintain the Trust's required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value" or “NAV” is based on the value of the Portfolio's investments. The NAV per share of each Portfolio is determined once daily at the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, a Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange.

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When a market price is not readily available, including circumstances under which the Manager and/or Adviser determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development affecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent a Portfolio invests in ETFs, such Portfolio’s NAV is calculated, in relevant part, based upon the NAV of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Trust's distributor (the "Distributor"), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. Purchase requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolios, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Make all checks payable to a Portfolio. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. The Portfolios do not accept payment in cash, including cashier’s checks or money orders. Also to prevent check fraud, the Portfolios will not accept third party checks, U.S. Treasury checks, credit card checks, or starter checks for the purchase of shares.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. Not all share classes may be available for purchase in all states. For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Note: Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in a Portfolio, contact the Trust at 1-800-807-FUND to receive wiring instructions and to notify the Trust that a wire transfer is coming.

Any commercial bank can transfer same-day funds by wire. The Trust will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Trust’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

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PURCHASE OF SHARES IN GOOD ORDER. All purchase requests directly through the Transfer Agent must be received by the Transfer Agent in “good order.” This means that your request must include:

•                     The Portfolio and account number.

•                     The amount of the transaction (in dollars or shares).

•                     Accurately completed orders.

•                     Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. Orders to purchase shares through a Financial Intermediary will be effected at the NAV per share next determined after the purchase order has been received in good order by the Financial Intermediary. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus.

Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The additional fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

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CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is

$250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

Generally, each Saratoga Portfolio reserves the right to reject any purchase requests, including exchanges from other Saratoga Portfolios, which it regards as disruptive to efficient Portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolios by shareholders, and “market-timing” may present risks for other shareholders of the Portfolios, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Trust’s Portfolios, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolios to hold excess levels of cash.

Short term trading strategies also present certain risks based on a Portfolio’s investment objective, strategies and policies. To the extent that a Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which a Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”).

The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that a Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds (also referred to as junk bonds) or municipal bonds, a Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. With the exception of the U.S. Government Money Market Portfolio, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “SHAREHOLDER INFORMATION-Purchase of Shares” and “SHAREHOLDER INFORMATION-Redemption of Shares” sections of this Prospectus.

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Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolios by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving a Portfolio may result in a Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received by the Trust after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. Orders to redeem shares through a Financial Intermediary will receive the NAV per share next determined after the redemption request has been received in good order by the Financial Intermediary. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust's Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account. Generally, all redemptions will be for cash. The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The Portfolios typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. These methods may be used during both normal and stressed market conditions.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC, P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2, Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed. Regular mail is retrieved from the Transfer Agent’s post office box at least once a day by 12:00 p.m., Eastern Time and overnight mail is processed as received by the Transfer Agent from the delivery service. In both cases, processing of redemption requests are subject to the provisions described above in the opening paragraph in this section.

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Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be set by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the names(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared. Redemption proceeds requested to be sent via wire or ACH are typically sent 1-3 business days after the redemption request was received in “good order.” Redemption proceeds requested to be sent via check are typically mailed via USPS 2-3 business days after the redemption request was received in “good order.”

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

The request should be in writing indicating the number of shares or dollar amount to be redeemed; The request must identify your account number;

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.      Re-registration of the account.

2.      Changing bank wiring instructions on the account.

3.      Name change on the account.

4.      Setting up/changing systematic withdrawal plan to a secondary address.

5.      Redemptions greater than $100,000.

6.      Any redemption check that is being mailed to a different address than the address of record.

7.      Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker- dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

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REDEMPTION FEE. You will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of a Portfolio (except for the U.S. Government Money Market Portfolio) within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold, which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); (iv) redemptions pursuant to systematic withdrawal plans; and (v) exchanges in response to tactical asset allocation programs’ allocations and reallocations, as approved by the Trust’s CCO and/or one of the Trust’s principal officers.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited.

Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Trust’s Portfolios by the Financial Intermediary’s customers and to collect the Portfolios’ redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's NAV or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of a Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same class at their respective NAVs. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

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DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. Net investment income (i.e., income other than long and short-term capital gains) and net realized long and short-term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase settlement up to and including the date of redemption settlement. Dividends attributable to the net investment income settlement of the remaining Portfolios are declared and paid at least annually. Distributions of any net realized long- term and short-term capital gains earned by a Portfolio will be made annually.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes.

If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolios may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolios will send you a corrected Form 1099-DIV to reflect reclassified information, or adjust the cost basis of any covered shares (defined below).

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, a Portfolio’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when a Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another Portfolio.

TAXES ON DISTRIBUTIONS. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Given the investment strategies of the Investment Quality Bond Portfolio and Municipal Bond Portfolio, it is not anticipated that a significant portion of the ordinary income dividends paid by the Portfolios will be taxed at the same rate as long-term capital gains, or will be eligible for the corporate dividends received deduction.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt–interest dividends" generally will be exempt from federal income tax. However, income exempt from federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes.

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Although interest on these securities generally is exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Portfolio, the interest on the borrowed money generally is not deductible for personal income tax purposes.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, or if at least 50% of the value of a Portfolio’s assets at the close of each quarter of its taxable year consists of interests in Underlying Funds that are regulated investment companies, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid (or deemed to be paid) by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

Portfolio investments in Underlying Funds could affect the amount, timing and character of distributions to shareholders, as compared to a fund that directly invests in stocks, securities or other investments.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Internal Revenue Code of 1986, as amended.

COST BASIS. A Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The cost basis method elected by a Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING. By law, a Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 24% of your taxable distributions or redemption proceeds. When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Portfolio, as discussed in more detail in the Statement of Additional Information.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Portfolio.

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ADDITIONAL INFORMATION

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the NAV of the price of the Portfolios’ shares.

In addition, the Portfolios or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolios and/or their agents.

The fees payable by the Portfolios under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolios. These expenses are not separately identified in the fee table under the sections titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee tables.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for the U.S. Government Money Market Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Financial Services Portfolio, Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio for the fiscal years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014, and August 31, 2013, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Portfolios’ financial statements are included in the Portfolios’ August 31, 2017 Annual Report, which is available upon request.

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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$20.85	$21.70	$22.66	$16.71	$13.48
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.10	0.09	0.01	0.07
Net realized and unrealized gain (loss)	2.85	(0.50)	(1.05)	5.99	3.19
Total from investment operations	2.92	(0.40)	(0.96)	6.00	3.26
Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions from realized gains	—	(0.45)	—	—	—
Total dividends and distributions	—	(0.45)	—	(0.05)	(0.03)
Redemption Fees	—	— **	— **	— **	—
Net Asset Value, End of Year	$23.77	$20.85	$21.70	$22.66	$16.71
Total Return*	14.00%	(1.77)%	(4.24)%	35.98%	24.18%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17,247	$18,469	$23,087	$28,099	$19,775
Ratio of gross operating expenses to average net assets (2)	1.24%	1.24%	1.16%	1.21%	1.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.30%	0.48%	0.41%	0.05%	0.45%
Portfolio Turnover Rate	65%	79%	101%	104%	73%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$26.87	$27.21	$26.55	$22.08	$18.33
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	0.26	0.07	0.07	0.07
Net realized and unrealized gain (loss)	3.76	2.12	1.94	5.24	3.95
Total from investment operations	3.75	2.38	2.01	5.31	4.02
Dividends and Distributions:
Dividends from net investment income	(0.25)	—	(0.01)	(0.06)	—
Distributions from realized gains	(4.89)	(2.72)	(1.34)	(0.78)	(0.27)
Total dividends and distributions	(5.14)	(2.72)	(1.35)	(0.84)	(0.27)
Redemption Fees	—	— **	— **	— **	— **
Net Asset Value, End of Year	$25.48	$26.87	$27.21	$26.55	$22.08
Total Return*	17.04%	8.92%	7.61%	24.38%	22.17%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$26,906	$31,109	$33,247	$28,759	$22,386
Ratio of gross operating expenses to average net assets (3)	1.22%	1.21%	1.16%	1.21%	1.34%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.04)%	0.96%	0.26%	0.26%	0.35%
Portfolio Turnover Rate	97%	160%	27%	14%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.24%	1.24%	1.16%	1.12%	1.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.22%	1.21%	1.16%	1.21%	1.34%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$12.96	$14.00	$15.48	$13.64	$10.45
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.05	(0.01)	(0.02)	(0.08)	—
Net realized and unrealized gain (loss)	0.76	(0.45)	0.65	3.41	3.19
Total from investment operations	0.81	(0.46)	0.63	3.33	3.19
Dividends and Distributions:
Distributions from realized gains	(0.90)	(0.58)	(2.11)	(1.49)	—
Total dividends and distributions	(0.90)	(0.58)	(2.11)	(1.49)	—
Redemption Fees	— **	— **	— **	—	—
Net Asset Value, End of Year	$12.87	$12.96	$14.00	$15.48	$13.64
Total Return*	6.55%	(3.10)%	4.51%	25.76%	30.53%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,306	$11,889	$14,541	$14,778	$11,601
Ratio of gross operating expenses to average net assets (2)	1.61%	1.60%	1.40%	1.47%	1.63%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.40%	(0.10)%	(0.12)%	(0.54)%	(0.03)%
Portfolio Turnover Rate	43%	54%	38%	57%	57%

	Small Cap Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$5.70	$8.94	$10.09	$9.97	$8.30
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.03)	(0.03)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	1.01	0.06	(0.82)	1.65	1.68
Total from investment operations	0.96	0.03	(0.85)	1.62	1.67
Dividends and Distributions:
Distributions from realized gains	—	(3.27)	(0.30)	(1.50)	—
Total dividends and distributions	—	(3.27)	(0.30)	(1.50)	—
Redemption Fees	—	—	— **	—	—
Net Asset Value, End of Year	$6.66	$5.70	$8.94	$10.09	$9.97
Total Return*	16.84%	1.72%	(8.65)%	17.09%	20.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,963	$7,119	$9,289	$12,667	$11,003
Ratio of gross operating expenses to average net assets (3)	1.88%	1.75%	1.31%	1.35%	1.59%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.81)%	(0.48)%	(0.30)%	(0.26)%	(0.16)%
Portfolio Turnover Rate	127%	112%	117%	32%	50%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.61%	1.60%	1.40%	1.47%	1.63%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.88%	1.75%	1.31%	1.35%	1.59%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	International Equity Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$9.38	$9.58	$11.40		$10.44	$9.12
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	—	0.05	—	**	0.03	0.04
Net realized and unrealized gain (loss)	1.19	(0.24)	(1.77)		1.18	1.41
Total from investment operations	1.19	(0.19)	(1.77)		1.21	1.45
Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.01)	(0.05)		(0.25)	(0.13)
Total dividends and distributions	(0.06)	(0.01)	(0.05)		(0.25)	(0.13)
Redemption Fees	—	— **	—	**	—	— **
Net Asset Value, End of Year	$10.51	$9.38	$9.58		$11.40	$10.44
Total Return*	12.76%	(1.94)%	(15.56)%		11.62%	15.93%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$4,570	$5,072	$6,545		$7,939	$6,659
Ratio of gross operating expenses to average net assets (2)	2.96%	2.73%	2.28	% (3)	2.31%	3.09%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.01%	0.58%	0.02%		0.28%	0.40%
Portfolio Turnover Rate	69%	125%	126%		125%	122%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$31.47	$32.56	$31.66		$26.15	$20.85
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.05)	(0.01)		(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.18	2.01	3.63		7.13	5.33
Total from investment operations	1.09	1.96	3.62		7.09	5.30
Dividends and Distributions:
Distributions from realized gains	(3.11)	(3.05)	(2.72)		(1.58)	—
Total dividends and distributions	(3.11)	(3.05)	(2.72)		(1.58)	—
Redemption Fees	—	—	—	**	— **	—
Net Asset Value, End of Year	$29.45	$31.47	$32.56		$31.66	$26.15
Total Return*	4.43%	6.48%	11.66%		27.98%	25.42%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,246	$12,943	$12,878		$12,155	$9,593
Ratio of gross operating expenses to average net assets (4)	1.93%	1.90%	1.81%		1.98%	2.21%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.29)%	(0.17)%	(0.04)%		(0.15)%	(0.13)%
Portfolio Turnover Rate	12%	19%	15%		14%	6%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

2.90%	2.73%	2.44%	2.31%	2.90%

(3)	During the year ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.28% for the year ending August 31, 2015.

(4)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

1.93%	1.90%	1.81%	1.97%	2.20%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
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FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$18.08	$17.16	$19.15		$16.35	$14.46
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	0.03	(0.05)		(0.11)	(0.06)
Net realized and unrealized gain (loss)	4.17	2.79	0.59		3.79	2.05
Total from investment operations	4.09	2.82	0.54		3.68	1.99
Dividends and Distributions:
Distributions from realized gains	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Total dividends and distributions	(1.50)	(1.90)	(2.53)		(0.88)	(0.10)
Redemption Fees	— **	—	—	**	— **	— **
Net Asset Value, End of Year	$20.67	$18.08	$17.16		$19.15	$16.35
Total Return*	23.97%	17.77%	2.69%		23.04%	13.83%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$25,550	$19,867	$19,073		$21,961	$24,510
Ratio of gross operating expenses to average net assets (2)	1.80%	1.84%	1.80%		1.87%	1.94%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.44)%	0.16%	(0.31)%		(0.63)%	(0.38)%
Portfolio Turnover Rate	16%	37%	31%		25%	33%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$11.46	$11.86	$18.48		$15.83	$13.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	(0.09)	(0.14)		(0.21)	(0.14)
Net realized and unrealized gain (loss)	0.71	(0.31)	(6.48)		2.86	2.26
Total from investment operations	0.69	(0.40)	(6.62)		2.65	2.12
Redemption Fees	—	—	—		— **	—
Net Asset Value, End of Year	$12.15	$11.46	$11.86		$18.48	$15.83
Total Return*	6.02%	(3.37)%	(35.82)%		16.74%	15.46%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,452	$1,857	$2,078		$3,470	$2,790
Ratio of gross operating expenses to average net assets (3)	3.46%	3.56%	2.86	% (4)	2.64%	3.03%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.18)%	(0.81)%	(0.94)%		(1.17)%	(0.93)%
Portfolio Turnover Rate	54%	134%	129%		114%	30%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

1.80%	1.84%	1.80%	1.86%	1.92%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00%	3.00%	2.90%	2.63%	3.00%

(4)	During the years ended August 31, 2015, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture were 2.86% for the year ending August 31, 2015, for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
72

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Financial Services Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$8.89		$8.63	$8.92	$7.65	$6.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.11)		(0.07)	(0.11)	(0.10)	(0.06)
Gain from trade error	0.14		—	—	—	—
Net realized and unrealized gain (loss)	1.64		0.33	(0.18)	1.37	1.54
Total from investment operations	1.67		0.26	(0.29)	1.27	1.48
Redemption Fees	—		— **	—	—	—
Net Asset Value, End of Year	$10.56		$8.89	$8.63	$8.92	$7.65
Total Return*	18.79	% +	3.01%	(3.25)%	16.60%	23.99%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,736		$1,525	$1,765	$1,677	$1,397
Ratio of gross operating expenses to average net assets (2)	3.51%		3.74%	3.60%	3.89%	5.70%
Ratio of net investment income (loss) after expense
reimbursement/recoupment to average net assets	(1.15)%		(0.89)%	(1.21)%	(1.15)%	(0.89)%
Portfolio Turnover Rate	55%		73%	20%	18%	19%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Year	$9.69		$9.64	$9.82	$9.79	$10.22
Income (Loss) from Investment Operations:
Net investment income (1)	0.09		0.09	0.09	0.10	0.13
Net realized and unrealized gain (loss)	(0.09)		0.14	(0.11)	0.10	(0.29)
Total from investment operations	0.00		0.23	(0.02)	0.20	(0.16)
Dividends and Distributions:
Dividends from net investment income	(0.08)		(0.09)	(0.09)	(0.10)	(0.13)
Distributions from realized gains	(0.04)		(0.09)	(0.07)	(0.07)	(0.14)
Total dividends and distributions	(0.12)		(0.18)	(0.16)	(0.17)	(0.27)
Redemption Fees	—		—	—	—	—
Net Asset Value, End of Year	$9.57		$9.69	$9.64	$9.82	$9.79
Total Return*	0.00%		2.37%	(0.19)%	2.10%	(1.62)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,420		$7,812	$9,134	$8,309	$7,417
Ratio of gross operating expenses to average net assets (3)	1.46%		1.35%	1.31%	1.36%	1.48%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.91%		1.35%	0.92%	1.06%	1.25%
Portfolio Turnover Rate	15%		37%	68%	42%	24%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.35%	1.30%	1.31%	1.36%	1.48%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

+	Includes a reimbursement from the Advisor for a trading error without this transaction the total return would have been 17.21%.
73

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each Year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$9.82		$9.67		$9.80		$9.80		$10.18
Income (Loss) from Investment Operations:
Net investment income (1)	0.05		0.03		0.06		0.08		0.09
Net realized and unrealized gain (loss)	(0.20)		0.29		(0.08)		0.23		(0.37)
Total from investment operations	(0.15)		0.32		(0.02)		0.31		(0.28)
Dividends and Distributions:
Dividends from net investment income	(0.05)		(0.03)		(0.06)		(0.08)		(0.10)
Distributions from realized gains	(0.38)		(0.14)		(0.05)		(0.23)		—
Total dividends and distributions	(0.43)		(0.17)		(0.11)		(0.31)		(0.10)
Redemption Fees	—		—		—		—		—
Net Asset Value, End of Year	$9.24		$9.82		$9.67		$9.80		$9.80
Total Return*	(1.35)%		3.39%		(0.21)%		3.21%		(2.82)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$660		$735		$904		$1,039		$1,096
Ratio of gross operating expenses to average net assets (2)	3.59%		2.91%		3.00%		2.67%		2.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.59%		0.33%		0.58%		0.81%		0.91%
Portfolio Turnover Rate	48%		142%		0%		21%		0%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.00	**	0.00	**	0.00	**	0.00	**	—	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	—	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,645		$12,772		$12,863		$11,077		$10,496
Ratio of gross operating expenses to average net assets (3)	1.01%		0.93%		0.98%		0.93%		0.99%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.02%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.27%	1.59%	1.90%	1.89%	1.89%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.60%	0.22%	0.06%	0.05%	0.12%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
74

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                    Social Security number and wire transfer instructions

•                    account transactions and transaction history

•                    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

75

Who we are
Who is providing this notice?	The Saratoga Advantage Trust

What we do
How does The Trust protect my	To protect your personal information from unauthorized access
personal information?	and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

•                     open an account or deposit money

•                     direct us to buy securities or direct us to sell your securities

•                     seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•                     sharing for affiliates’ everyday business purposes—information about your creditworthiness

•                     affiliates from using your information to market to you

•                     sharing for non-affiliates to market to you

•                      State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.
76

CLASS I SHARES PROSPECTUS

Additional information about each Portfolio's investments is available in the Trust's Annual and Semi-Annual Reports to Shareholders. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's Statement of Additional Information also provides additional information about each Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1- (800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust's Investment Company Act file number is 811-08542.

77

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2017

AS AMENDED MARCH 7, 2018

Income Portfolios:	Alternative Investment Strategies Portfolios:

U.S. Government Money Market Portfolio
Investment Quality Bond Portfolio
Municipal Bond Portfolio

Equity Portfolios:

Large Capitalization Value Portfolio
Large Capitalization Growth Portfolio
Mid Capitalization Portfolio
Small Capitalization Portfolio
International Equity Portfolio
Health & Biotechnology Portfolio
Technology & Communications Portfolio
Financial Services Portfolio
Energy & Basic Materials Portfolio

James Alpha Macro Portfolio

James Alpha Global Real Estate Investments Portfolio

James Alpha Multi Strategy Alternative Income Portfolio

James Alpha Managed Risk Domestic Equity Portfolio

James Alpha Managed Risk Emerging Markets Equity Portfolio

James Alpha Hedged High Income Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust’s (the “Trust”) Class I PROSPECTUS, Class A PROSPECTUS and Class C PROSPECTUS, each dated December 29, 2017, as amended March 7, 2018, with respect to the U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, Small Capitalization, International Equity, Health & Biotechnology, Technology & Communications, Financial Services and Energy & Basic Materials Portfolios (collectively, the “Initial Portfolios”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Macro Portfolio (the “James Alpha Macro Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Global Real Estate Investments Portfolio (the “James Alpha Global Real Estate Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Multi Strategy Alternative Income Portfolio (the “James Alpha Multi Strategy Portfolio”); with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Managed Risk Domestic Equity Portfolio; with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Managed Risk Emerging Markets Equity Portfolio; and with the Trust’s Class I, Class A and Class C PROSPECTUS dated December 29, 2017 with respect to the James Alpha Hedged High Income Portfolio. A copy of each PROSPECTUS may be obtained by written request to Saratoga Capital Management, LLC at the address or phone number listed below.

The Trust’s audited financial statements for the fiscal year ended August 31, 2017, including notes thereto and the report of Tait, Weller & Baker LLP, independent registered public accountants, are herein incorporated by reference from the Trust’s annual report.

To obtain copies of any of the Trust’s Prospectuses and/or Annual or Semi-Annual Shareholder Reports free of charge, please write Saratoga Capital Management, LLC, 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395-1279 or call toll free at 1-800-807-FUND (1-800-807-3863).

TABLE OF CONTENTS PAGE

FUND HISTORY	1
INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	27
PORTFOLIO HOLDINGS DISCLOSURE	30
PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS	31
TRUSTEES AND OFFICERS	50
MANAGEMENT AND OTHER SERVICES	54
DETERMINATION OF NET ASSET VALUE	83
CERTAIN TAX CONSIDERATIONS	85
ADDITIONAL INFORMATION	97
FINANCIAL STATEMENTS	99
APPENDIX A – RATINGS	100
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	108

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Initial Portfolios, except for the Investment Quality Bond Portfolio and Municipal Bond Portfolio, are advised by investment advisers, also referred to herein as Advisers, managed and supervised by Saratoga Capital Management, LLC (“Saratoga”). The Investment Quality Bond Portfolio and Municipal Bond Portfolio are managed directly by Saratoga. The James Alpha Macro Portfolio is managed by James Alpha Advisors, LLC (“James Alpha”) and supervised by Saratoga. The James Alpha Multi Strategy Portfolio and the James Alpha Hedged High Income Portfolio are advised by investment advisers, also referred to herein as Sub-Advisers, managed by James Alpha and supervised by Saratoga. The James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio are advised by EAB Investment Group, LLC (“EAB”), managed by James Alpha, and supervised by Saratoga. The James Alpha Global Real Estate Portfolio is advised by Ranger Global Real Estate Advisors, LLC (“Ranger”), managed by James Alpha, and supervised by Saratoga.

Saratoga, with respect to the Initial Portfolios and James Alpha with respect to the James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, may be referred to herein together as the “Managers” or individually, a “Manager.”

The James Alpha Macro Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to the commodity markets. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at c/o dms Corporate Services Ltd, 20 Genesis Close, dms House, Second floor, PO Box 1344, Georgetown, Grand Cayman, KY1-1108, Cayman Islands. The James Alpha Macro Portfolio and the Cayman Island subsidiary through which it invests are subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool and the Manager is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Portfolio under the Commodity Exchange Act (“CEA”).

The James Alpha Hedged High Income Portfolio acquired the assets and liabilities of the ALPS/Westport Resources Hedged High Income Portfolio (the “Predecessor Portfolio”) prior to the opening of business on July 18, 2016. The Predecessor Portfolio was managed by ALPS Advisors, Inc. (“ALPS Advisors”) and Westport Resources Management, Inc. (“Westport Resources”).

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio are non-diversified funds within the meaning of the 1940 Act and, as such, such Portfolios' investments are not required to meet certain diversification requirements under the federal securities laws. Compared with "diversified" funds or portfolios, each such Portfolio may invest a greater percentage of its assets in the securities of an individual corporation or governmental entity. Thus, the Portfolio's assets may be focused in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. The other Portfolios discussed in this SAI are diversified funds within the meaning of the 1940 Act.

The investment objective and policies of each Portfolio are described in the PROSPECTUSES. A further description of each Portfolio’s investments and investment methods appears below. Principal investments of each Portfolio are described in each PROSPECTUS.

Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which certain Portfolios may invest have increased.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and

1

liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES. Certain Portfolios may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios’ objectives.

WARRANTS. Certain Portfolios may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

Other Investment Companies. Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). A Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on a Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. A Portfolio will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. A Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”) and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes a Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.

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However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If a Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolios may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

ETFs typically incur fees that are separate from those fees incurred directly by a Portfolio. Therefore, as a shareholder in an ETF (as with other investment companies), a Portfolio would bear its ratable share of that entity's expenses. At the same time, a Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

EXCHANGE-TRADED NOTES. Certain Portfolios may invest in exchange-traded notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest

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rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset.

When a Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. Certain Portfolios may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. Certain Portfolios may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

BELOW INVESTMENT GRADE DEBT SECURITIES. Certain Portfolios may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Advisers, Sub-Advisers or Managers to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating

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agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Advisers, Sub-Advisers or Managers continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of a Portfolio’s investment objective may be more dependent on an Adviser’s, Sub-Adviser’s or Manager’s own credit analysis than might be the case for a fund which invests in higher quality bonds. A Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from a Portfolio. In addition, a Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. A Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolios may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. A Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Advisers, Sub-Advisers or Managers attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. Certain Portfolios may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. An Adviser, Sub-Adviser or Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

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Bank Loans. Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning a Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Portfolio, a reduction in the value of the loan, and a potential decrease in a Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. Certain Portfolios may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

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CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

COMMERCIAL PAPER. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit on illiquid investments for each Portfolio.

The Portfolios may purchase commercial paper obligations that are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note.

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The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectuses, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, a Portfolio’s Adviser or Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolios may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES. Notwithstanding the above, the Portfolios each may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Adviser or Manager, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Portfolio’s restriction of investing no more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser or Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, a Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolios may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). A Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% (5% with respect to the U.S. Government Money Market Portfolio) limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing. The Portfolios may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Portfolio’s net asset value and on the Portfolio’s investments.

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Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

A Portfolio may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. For tax purposes, the James Alpha Macro Portfolio seeks to gain commodity exposure primarily through an investment in the Subsidiary. With respect to such Portfolio, the Subsidiary will comply with the above asset coverage requirements to the same extent as the Portfolio itself.

A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by a Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, each Portfolio other than the U.S. Government Money Market Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of a Portfolio’s assets taken at value. A Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing a Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for each Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolios bear the entire risk of loss with respect to reinvested collateral. A portion of the profits generated from lending portfolio securities is paid to the Portfolio’s collateral reinvestment agent. Any costs of lending are not included in the Portfolios’ fee tables contained in the Prospectuses. A Portfolio is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Portfolio’s proxy voting policies if the Portfolio has knowledge that a vote concerning a material event regarding the securities will occur.

Securities Lending Activities

Pursuant to an agreement between the Portfolios and BNY Mellon Corp. (“BNYMC”) a Portfolio may lend its securities through BNYMC as securities lending agent to certain qualified borrowers. As securities lending agent of the Portfolios, BNYM administers the Portfolios’ securities lending program. These services include arranging the loans of securities with approved borrowers and their return to a Portfolio upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities.

BNYMC also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. BNYMC may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. BNYMC maintains records of loans made and income derived therefrom and makes available such records that the Portfolios deem necessary to monitor the securities lending program.

For the fiscal year ended August 31, 2017, the Portfolios earned income and incurred the following costs and expenses as a result of its securities lending activities:

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Portfolio	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administrative Fees[4]	Indemnification Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
Large Capitalization Value Portfolio	$6,455.13	$1,689.53	$0.0	$0.0	$0.0	$820.60	$0.0	$2,510.13	$3,945.00
Health & Biotechnology Portfolio	$5,871.94	$1,143.29	$0.0	$0.0	$0.0	$2,060.13	$0.0	$3,203.42	$2,668.52
Investment Quality Bond Portfolio	$2,779.83	$304.37	$0.0	$0.0	$0.0	$1,764.20	$0.0	$2,068.57	$711.26
Large Capitalization Growth Portfolio	$6,669.32	$4,705.30	$0.0	$0.0	$0.0	$(9,017.62)	$0.0	$(4,312.32)	$10,981.64
Mid Capitalization Portfolio	$5,003.96	$1,401.46	$0.0	$0.0	$0.0	$328.35	$0.0	$1,729.81	$3,274.15
Small Capitalization Portfolio	$4,051.28	$1,913.30	$0.0	$0.0	$0.0	$(2,337.86)	$0.0	$(424.56)	$4,475.84
Technology & Communications Portfolio	$7,100.13	$3,439.11	$0.0	$0.0	$0.0	$(4,365.17)	$0.0	$(926.06)	$8,026.19

1) Gross income includes income from the reinvestment of cash collateral.

2) Revenue split represents the share of revenue generated by the securities lending program and paid to BNYMC.

3) Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

4) These administrative fees are not included in the revenue split.

5) These indemnification fees are not included in the revenue split.

WHEN-ISSUED SECURITIES. The Portfolios may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. A Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% (5% in the case of the U.S. Government Money Market Portfolio) of the net assets of a Portfolio would be so committed. This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, a Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leveraging may cause a portfolio to be more volatile than if a Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

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Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

HEDGING. Certain Portfolios may use certain instruments to hedge the Portfolio’s positions (“Hedging Instruments”). To engage in short hedging, a Portfolio may, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, a Portfolio would, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes. Additional information about the Hedging Instruments that a Portfolio may use is provided below.

FINANCIAL FUTURES. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position.

A Portfolio may elect to close out some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract.

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However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the Portfolio’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Portfolio, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Common types of futures contracts include:

Commodity Futures: A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to a Portfolio.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (“LIBOR”) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS. When a Portfolio writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes.

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If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. A Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When a Portfolio purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, a Portfolio will (1) direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option, (2) own an offsetting (“covered”) position in securities or other option, or 3) some combination of earmarking liquid assets and owning an offsetting position. To the extent the Portfolio secures its obligation by earmarking liquid assets, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer of an American put continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

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When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on futures or securities not held by it permits a Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. A Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat OTC options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Adviser or sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when a Portfolio sells a cash-settled future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it. When a Portfolio sells a physically settled future, it will segregate such debt instruments in an amount equal to the notional value of such future, less the margin deposit applicable to it.

COMMODITY EXCHANGE ACT EXCLUSION. The Trust, with respect to certain Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the CFTC promulgated thereunder, with respect to the Portfolios’ operations.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectuses and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

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Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When a Portfolio uses Hedging Instruments, to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

Swap Agreements. Certain Portfolios may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other assets, reference rates or indices without actually purchasing those underlying assets, rates or indices, or to hedge a position. Generally, swap agreements are contracts between a Portfolio and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments.

When a Portfolio enters into a cleared swap, the Portfolio must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Portfolio or may be received by the Portfolio in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Portfolio has a loss equal to or greater than the margin amount, then the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Portfolio has a loss of less than the margin amount, then the excess margin is returned to the Portfolio. If the Portfolio has a gain, then the full margin amount and the amount of the gain are paid to the Portfolio.

With cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Portfolio to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term. The counterparty may be required to pledge cash or other assets to cover its obligations to a Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

If a swap is entered into on a net basis and if the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults.

The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.

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A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio will not enter into any OTC swap agreement unless the Manager and/or Adviser believes that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Cleared swaps will be entered into through a futures broker, and the Portfolio will similarly not enter into a swap clearing relationship unless the Manager and/or Adviser believes the futures broker is creditworthy.

A Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by a Portfolio will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will ultimately require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the SEC recently defined as “swaps,” including non-deliverable foreign exchange forwards, OTC foreign exchange options, and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios’ ability to enter into swap contracts.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. A Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

A Portfolio may buy a CDS (buy credit protection). In this type of transaction, the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the Reference Obligation, the Portfolio would cease making premium payments and, if physically settled CDS, it would deliver defaulted bonds to the seller.

In return, the seller would generally pay the par value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, a Portfolio may sell a CDS (sell credit protection). In this type of transaction, the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and, if physically settled CDS, deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the par value of the Reference Obligation to the buyer.

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Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”): A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

New Swaps Regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Risks of Swaps. The Portfolios’ use of swaps is subject to the risks associated with derivative instruments generally. In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges. Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Portfolio is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Portfolios. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. A Portfolio is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Portfolio may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by a Portfolio of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

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The use by the Portfolios of derivatives may involve certain risks, including the risk that the counterparty under a derivatives agreement will not live up to its obligations, including because of the counterparty’s bankruptcy or insolvency. Certain agreements may not contemplate delivery of collateral to support fully a counterparty's contractual obligation; therefore, a Portfolio might need to rely on contractual remedies to satisfy the counterparty's full obligation. As with any contractual remedy, there is no guarantee that a Portfolio will be successful in pursuing such remedies, particularly in the event of the counterparty's bankruptcy. The agreement may allow for netting of the counterparty's obligations with respect to a specific transaction, in which case a Portfolio’s obligation or right will be the net amount owed to or by the counterparty. A Portfolio will not enter into a derivative transaction with any counterparty that the Manager believes does not have the financial resources to honor its obligations under the transaction. If a counterparty’s creditworthiness declines, the value of the derivative would also likely decline, potentially resulting in losses to a Portfolio.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. A Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because certain Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

Certain Portfolios may invest in issuers domiciled in “emerging markets,” those countries determined by the Advisers, Sub-Advisers or Managers to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.

In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Advisers, Sub-Advisers or Managers will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays.

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In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Certain Portfolios may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent a Portfolio invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting a Portfolio to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its investment. The risk that a Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Portfolio. The ability of a Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Portfolio to accurately assign a daily value to such securities.

TYPES OF SECURITIES IN WHICH THE INTERNATIONAL EQUITY PORTFOLIO, THE JAMES ALPHA MACRO PORTFOLIO, THE JAMES ALPHA GLOBAL REAL ESTATE PORTFOLIO, THE JAMES ALPHA MULTI STRATEGY PORTFOLIO, THE JAMES ALPHA MANAGED RISK DOMESTIC EQUITY PORTFOLIO, THE JAMES ALPHA MANAGED RISK EMERGING MARKETS EQUITY PORTFOLIO AND THE JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO, MAY INVEST.

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As discussed in the Prospectuses, the International Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities. The International Equity Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts.

The James Alpha Macro Portfolio, James Alpha Global Real Estate Portfolio, James Alpha Multi Strategy Portfolio and James Alpha Hedged High Income Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolios invest in securities in bearer form, such as EDRs it may be more difficult to recover securities in the event such securities are lost or stolen. The International Equity Portfolio, the James Alpha Macro Portfolio and the James Alpha Global Real Estate Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolios are authorized to invest. The return on the Portfolios’ investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

The Portfolios’ investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolios will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, a Portfolio may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. These limitations are relaxed or eliminated by certain SEC rules and exemptions.

STRUCTURED NOTES. The James Alpha Macro Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio, may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument. Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolios.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life.

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Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolios do not purchase interests in pools created by such non-governmental issuers.

EVENT-LINKED BONDS. The James Alpha Macro Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as market-wide or country-specific event. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific amount and time period specified therein, the Portfolios may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Portfolios to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Portfolios’ investments in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

HIGH-YIELD BONDS. The James Alpha Macro Portfolio and James Alpha Hedged High Income Portfolio may invest in debt securities that are rated below “investment grade” by S&P, Moody’s or Fitch or, if unrated, are deemed by the Adviser to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities.

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For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative.

Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch’s descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Adviser continuously monitors the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Portfolio’s investment objective may be more dependent on the Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security from the Portfolio. In addition, the Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. The Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolio may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Adviser attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio may also invest in unrated debt securities.

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Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Adviser will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

The investments described in this section are in addition to the investments described elsewhere in this SAI in which the International Equity Portfolio, the James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio may invest.

FOREIGN CURRENCY TRANSACTIONS. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. A Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. A Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency (referred to as a “closing transaction”). Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Portfolios may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

The successful use of these transactions will usually depend on the Advisers’, Sub-Advisers’ or Manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Portfolio may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Portfolio. This imperfect correlation may cause the Portfolio to sustain losses that will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. In addition, investors should bear in mind that a Portfolio is not obligated to actively engage in hedging or other currency transactions. For example, a Portfolio may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although each Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

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ADDITIONAL RISKS. Securities in which the Portfolios may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Investment Quality Bond Portfolio, the Municipal Bond Portfolio the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by a Portfolio an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Advisers, Sub-Advisers or Managers will consider such an event in determining whether a Portfolio should continue to hold the obligation and, with the exception of the James Alpha Hedged High Income Portfolio, will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio. If a security is given different ratings by different nationally recognized statistical rating organizations, the Portfolios’ Advisers or Sub-Advisers consider the security's rating to be the highest rating of the ratings.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Municipal Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio or the James Alpha Hedged High Income Portfolio nor their Advisers, Sub-Advisers or Manager will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which a Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

(1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

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MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Municipal Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, and the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Municipal Bond Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio will limit their investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Manager or the Adviser.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS. Each Portfolio may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as a Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Portfolio for a duration of more than seven days if, as a result, more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. A Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Adviser or Manager or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolios have adopted standards for the sellers with whom they will enter into repurchase agreements.

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The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Portfolios may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as a Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolios will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in all reverse repurchase transactions.

SHORT SALES. Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). Each Portfolio, except the James Alpha Macro Portfolio, the James Alpha Multi Strategy Portfolio and the James Alpha Hedged High Income Portfolio, does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by large account holders of their shares in a Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Adviser or Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

Special Risks Related to Cyber Security. The Portfolios and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Portfolios and their service providers use to service the Portfolios’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Portfolios and their service providers. Cyber attacks against or security breakdowns of the Portfolios or their service providers may adversely impact the Portfolios and their shareholders, potentially resulting in, among other things, financial losses; the inability of Portfolio shareholders to transact business and the Portfolios to process transactions; inability to calculate the Portfolios’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Portfolios may incur additional costs for cyber security risk management and remediation purposes.

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In addition, cyber security risks may also impact issuers of securities in which the Portfolios invest, which may cause the Portfolios’ investment in such issuers to lose value. There can be no assurance that the Portfolios or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

PORTFOLIO TURNOVER. Information regarding the portfolio turnover rate for each Portfolios available in the Financial Highlights section of each Portfolio’s respective Prospectus. The increase in the portfolio turnover rate during the fiscal year ended August 31, 2017 with respect to the James Alpha Managed Risk Emerging Markets Equity Portfolio was largely the result of market volatility and shareholder activity. The decrease in the portfolio turnover rate during the fiscal year ended August 31, 2017, with respect to the James Alpha Macro Portfolio was largely due to the change in the Portfolio’s portfolio managers that occurred in August 2016.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectuses. For purposes of the following restrictions and those contained in each Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio’s investment policies and limitations.

A Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Portfolio. Shares of each Portfolio will be voted separately on matters affecting only that Portfolio, including approval of changes in the fundamental investment policies of that Portfolio.

The investment objectives of the Initial Portfolios and the James Alpha Global Real Estate Portfolio, in addition to the investment restrictions listed below, are fundamental and may not be changed without shareholder approval. The investment objective of the James Alpha Multi Strategy Portfolio, the James Alpha Macro Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Portfolio may not:

1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer. This restriction does NOT apply to the James Alpha Managed Risk Domestic Equity Portfolio or the James Alpha Managed Risk Emerging Markets Equity Portfolio as each is a non-diversified Portfolio;

2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer. This restriction does NOT apply to the James Alpha Managed Risk Domestic Equity Portfolio or the James Alpha Managed Risk Emerging Markets Equity Portfolio as each is a non-diversified Portfolio;

3. With respect to the Initial Portfolios, the James Alpha Global Real Estate Portfolio and the James Alpha Multi Strategy Portfolio only, invest 25% or more of its total assets in securities of issuers in any one industry except that:

(i) the Health & Biotechnology Portfolio will invest at least 25% of its total assets in securities of healthcare and biotechnology companies;

(ii) the Technology & Communications Portfolio will invest at least 25% of its total assets in securities of technology and communications companies;

(iii) the Financial Services Portfolio will invest at least 25% of its assets in securities of financial services companies, as well as related services and technology companies;

(iv) the Energy & Basic Materials Portfolio will invest at least 25% of its total assets in securities of companies involved in the exploration, development, production or distribution of oil, natural gas, coal and uranium, basic materials such as metals, minerals, chemicals, water, forest products, precious metals, and other related industries;

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(v) the James Alpha Global Real Estate Portfolio will invest at least 25% of its assets in publicly-traded real estate investment trusts (collectively with their foreign equivalents, “REITs”) and other real estate securities included in the FTSE EPRA/NAREIT Developed Real Estate Index (the “Index”);

4. With respect to the James Alpha Macro Portfolio only, invest 25% or more of its net assets in securities of issuers in any one industry;

5. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio only, invest 25% or more of its net assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies);

6. With respect to each Portfolio except James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets to meet redemptions and for other temporary or emergency purposes not involving leveraging. A Portfolio may not purchase securities while borrowings exceed 5% of the value of its total assets, except that this restriction is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

7. With respect to the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio, borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets;

8. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Portfolio and the James Alpha Hedged High Income Portfolio, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

9. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, invest in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but all Portfolios are authorized to purchase and sell financial futures contracts and options on such futures contracts exclusively for hedging and other non-speculative purposes to the extent specified in the Prospectuses;

10. With respect to the James Alpha Multi Strategy Portfolio, purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments, provided that this restriction does not prevent the Portfolio from (a) engaging in transactions involving currencies, (b) engaging in futures contracts and options on futures contracts, (c) investing in securities that are linked to or secured by commodities or by indices, (d) purchasing and selling commodity-linked derivative instruments and commodity interests, including but not limited to swap agreements, as well as options on such commodity-linked derivative instruments and commodity interests;

11. With respect to the James Alpha Macro Portfolio only, purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

12. With respect to the Initial Portfolios only, invest in real estate or real estate limited partnerships (direct participation programs), except that each Portfolio may (as appropriate and consistent with its investment objectives and policies) purchase securities of issuers which engage in real estate operations and securities, which are secured by real estate or interests therein;

13. With respect to the James Alpha Macro Portfolio only, purchase or sell real estate unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

14.With respect to the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio purchase or sell real estate or real estate mortgage loans, except that the Portfolios may invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein.

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In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolios’ ownership of such securities;

15. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

16. With respect to the Initial Portfolios only, purchase warrants if as a result the Portfolio would then have either more than 5% of its total assets (determined at the time of investment) invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or NYSE Amex Stock Exchanges, except that this limitation is non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

17. With respect to the Initial Portfolios and the James Alpha Global Real Estate Portfolio only, pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in its Prospectus, except that this limitation is considered non-fundamental with respect to the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Financial Services Portfolio, the Energy & Basic Materials Portfolio, and the Mid Capitalization Portfolio;

18. With respect to the Initial Portfolios only, issue senior securities, except to the extent permitted by the 1940 Act, which may include, but is not limited to: (i) entering into repurchase agreements; (ii) borrowing money in accordance with restrictions described above; or (iii) lending Portfolio securities;

19. With respect to the James Alpha Macro Portfolio and James Alpha Global Real Estate Portfolio only, issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options transactions or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

20.With respect to the James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Hedged High Income Portfolio, issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in transactions in derivative instruments or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio;

21. With respect to the Initial Portfolios only, make loans to any person or individual, except that Portfolio securities may be loaned by all Portfolios within the limitations set forth herein; and

22. With respect to the James Alpha Macro Portfolio, James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Hedged High Income Portfolio only, make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

Each Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Adviser (or Manager), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in each of the Portfolios during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by each of the Portfolios in these securities.

29

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing. To the extent that the James Alpha Hedged High Income Portfolio is aware of the investments held by an underlying fund, the Portfolio will consider such information when determining compliance with investment restriction 5 above.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. A Portfolio will not invest more than 15% (5% with respect to the U.S. Government Money Market Portfolio) of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, each Portfolio except James Alpha Hedged High Income Portfolio, cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities), collateral arrangements in connection with transactions in futures and options, and with respect to the James Alpha Macro Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, and the James Alpha Managed Risk Emerging Markets Equity Portfolio, forwards, swaps and other derivative instruments, are not deemed to be margin transactions; and (b) invest for the purpose of exercising control or management of another company.

The James Alpha Hedged High Income Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities and transactions in derivatives, and collateral arrangements in connection with transactions in derivatives); and (b) invest for the purpose of exercising control or management of another company.

The 80% investment restriction noted in the Prospectuses of certain Portfolios is also non-fundamental, but requires 60 days’ prior written notice to shareholders before it can be changed. However, the 80% investment policy of the Municipal Bond Portfolio is fundamental and may not be changed without shareholder approval.

The Subsidiary of the James Alpha Macro Portfolio is subject to the fundamental and non-fundamental investment restrictions of the James Alpha Macro Portfolio described above with respect to its investments. Such Portfolio and its Subsidiary will comply with the fundamental and non-fundamental policies applicable to them on a consolidated basis.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Managers’ fiduciary duties to Trust shareholders. The Managers may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by each of the Managers or by any of their affiliates. Material non-public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or each of the Managers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. As required by Section 30 of the 1940 Act, the Trust discloses each Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain each Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure. Each Portfolio does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. Each Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

30

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of each Portfolio, which typically includes the respective Portfolio’s top holdings.

Each Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

Information concerning the U.S. Government Money Market Portfolio’s portfolio holdings, as well as its daily weighted average portfolio maturity and weighted average life, is posted on its website, www.saratogacap.com, within five business days after the end of each month. The Portfolio also files more detailed portfolio holdings information with the SEC on Form N-MFP within five business days after the end of each month. The SEC will make Form N-MFP filings publicly available on its website two months after the filings and a link to the SEC filing is posted on the U.S. Government Money Market Portfolio’s website referenced above.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIOS

To the knowledge of the Trust, the following were owners of record or beneficially of more than 5% of the outstanding shares of Class A, Class C and Class I of each Portfolio of the Trust as of December 1, 2017. Persons who own, either directly or through one or more controlled companies, 25% or more of the voting securities of the Portfolios are deemed to be control persons (“Control Persons”).

Title of Portfolio/Class	Name and Address	Percentage Held of Record
U.S. Government Money Market Portfolio – Class A

Gregory St. Clair

First National Bank Cust

FBO/Gregory R. St. Clair R/O IRA

1903 B Harriman Lane

Redondo Beach, CA 90278

Karen Logan

First National Bank Cust

FBO/Karen J. Logan IRA

1304 11th Street

Baker City, OR 97814

Robert Miller

First National Bank Cust

FBO/Robert W. Miller R/O IRA

38470 Elkhiorn East Road

Baker City, OR 97814

Keith Wells

First National Bank Cust

FBO/Keith A. Wells IRA

1661 NE Pheasant Lane

Bend, OR 97701

Donna Becker

First National Bank Cust

FBO/Donna M. Becker IRA

P.O. Box 726

Prairie City, OR 97869

9.87% 7.08% 12.30% 13.46% 12.13%
31

Denise Stone

First National Bank Cust

FBO/Denise M. Stone R/O IRA

2395 Sunset Drive

Ontario, OR 97914

Pershing LLC

P.O. Box 2052

Jersey City, NJ 07303-9998

Nancy M. Parks

Trustee/Nancy M. Parks

2013 Trust

U/A Dated 08/28/2013

12710 Muth Valley Road

Lakeside, CA 92040-1562

		13.00% 7.94% 5.55%
Municipal Bond Portfolio – Class A*	John Socolick 510 Dubois Ave., Apt. C10 Valley Stream, NY 11581	98.43%
Investment Quality Bond Portfolio – Class A*	Sirois IRA 104 White Oak Dr. Harwinton, CT 06791 Madsen Rira 104 E 5th Ave. Cheyenne, WY 82001	29.41% 5.15%

Pershing, LLC

P.O. Box 2052

Jersey City, NJ 07303-9998

Carol Doubert

2611West 2nd Street, Apt 4H

Brooklyn, NY 11223

Gregory St Clair

1903 B Harriman Lane

Redondo Beach, CA 90278

Allan D Walcker Revocable Trust

4616 E 17th St.

Cheyenne, WY 82001

		11.80% 13.47% 29.37% 5.73%
Large Capitalization Growth Portfolio – Class A	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Fund 211 Main Street San Francisco, CA 94105	8.78%
32

	Gregory St. Clair First National Bank Cust FBO/Gregory R. St. Clair R/O IRA 1903 B Harriman Lane Redondo Beach, CA 90278	6.05%

Large Capitalization Value Portfolio- Class A	Gregory St. Clair First National Bank Cust FBO/Gregory R. St. Clair R/O IRA 1903 B Harriman Lane Redondo Beach, CA 90278	15.06%
	Sirois IRA Raymond James & Assoc INC CSDN/FBO Jeannine Sirois IRA 104 White Oak Drive Harwinton, CT 06791-1521044	10.45%
	Gayle S. Lavelle Revo Wells Fargo Clearing Services/A/C 4325-1893 2801 Market Street St. Louis, MO 63103	8.10%
	Johnson GST Exempt M Wells Fargo Clearing Services/A/C 4571-1758 2801 Market Street Saint Louis, MO 63103	11.58%
	First Clearing, LLC Wells Fargo Clearing Services/A/C 7850-6101 2801 Market Street St. Louis, MO 63103	43.22%

Mid Capitalization Portfolio – Class A	Rothman Trust Amended Albert J. Rothman TTEE/Joel H. Rothman CO-TTEE Rothman Rev Liv TR DTD 3-27-2014 503 Yorkshire Drive Livermore, CA 94551-1759	8.54%
	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	10.28%
33

Small Capitalization Portfolio- Class A	Gregory St. Clair First National Bank Cust FBO/Gregory R. St. Clair R/O IRA 1903 B Harriman Lane Redondo Beach, CA 90278	69.24%
	Joseph Murphy First National Bank Cust FBO/Joseph F. Murphy JR.IRA 21 Miwok Drive Petaluma, CA 94954	9.85%
	Dailey RBC Capital Markets LLC/Michael J. Dailey 110 Spring Garden Street Moscow, PA 18444-9059	14.41%

International Equity Portfolio – Class A	Gregory St. Clair First National Bank Cust FBO/Gregory R. St. Clair R/O IRA 1903 B Harriman Lane Redondo Beach, CA 90278	90.78%

Financial Services Portfolio – Class A	UBS WM USA SPEC CDY A/C EXL BEN CUST OF UBSFSI 000 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	12.52%

Janet Lintz

First National Bank Cust

FBO/Janet Lintz IRA

52 Penn Street E Stroudsburg, PA 18301-2505

Gregory St. Clair

First National Bank Cust

FBO/Gregory R. St. Clair R/O IRA 1903 B Harriman Lane Redondo Beach, CA 90278

RBC Capital Markets LLC

Alfon Holdings LTD

Attn Brain D. Wallace

Fourdry Road

Silverdale Rotor, New Zealand

5.11% 12.72% 10.01%
34

	NFS LLC FEBO Garzip US Investments LLC P.O. Box 360696 San Juan, PR 00936	18.93%
	RBC Capital Markets LLC Diane Byers ROTH IRA 313 Sunset Road Pittsburgh, PA 15237-4926	24.23%
Energy & Basic Materials Portfolio – Class A

UBS WM USA

Spec CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

LPL Financial Services

A/C 1000-0005

4707 Executive Drive

San Diego, CA 92121

		23.45% 13.13%
	Charles Schwab & Co. Inc./Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105 Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	29.36% 5.10%
Technology & Communications Portfolio – Class A	UBS WM USA SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07088-6761	21.59%
	Trust Company of America FBO #387 P.O. Box 6503 Englewood, CO 801556503	5.67%

35

Health & Biotechnology Portfolio – Class A	UBS WM USA SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 OMNI Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	16.24%
	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	6.76%
James Alpha Global Real Estate Portfolio – Class A

UBS WM USA

Spec CDY A/C

EXL BEN CUST OF UBSFSI

0o0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

LPL Financial

A/C 1000-0005

4707 Executive Drive

San Diego, CA 92121

Charles Schwab & Co

Inc./Special Custody A/C

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

		8.03% 6.76% 27.72%

James Alpha Macro Portfolio – Class A

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Gregory St. Clair

First National Bank Cust

FBO/Gregory R. St. Clair R/O IRA

1903 B Harriman Lane

Redondo Beach, CA 90278

Ameritrade Inc. FBO 9219078151

Td Ameritrade FBO/Janice

Dunnicliff IRA

		33.68% 10.79% 13.23%

36

TD Ameritrade Clearing,

Custodian

652 Red Tail Road

Healdsburg, CA 95448

Daniel

RBC Capital Markets

LLC/William C. Daniel

Pledged FBO Royal BK of Canada

35 Oakland Drive

Metairie, LA 70005-3407

NFS LLC FEBO

NFS/FMTC IRA

FBO Dan J. Otis

412 5th Avenue S.

Jacksonville, FL 32250

15.45% 8.94%
James Alpha Multi Strategy Alternative Income Portfolio - Class A

Deborah Camacho

First National Bank Cust

FBO/Deborah L. Camacho IRA

P.O. Box 286

Fruitland, ID 83619

Phyllis Palmer

First National Bank Cust

FBO/Phyllis J. Palmer R/O IRA

850 SE 31st Street

Lincoln City, OR 97367

Gregory St. Clair

First National Bank Cust

FBO/Gregory R. St. Clair R/O IRA

1903 B Harriman Lane

Redondo Beach, CA 90278

Susan Seals

First National Bank Cust

FBO/Susan E. Seals IRA

4813 John Day Hwy.

Vale, OR 97918

NFS LLC FEBO/Michael

Joseph Montague

U/A 01/01/2010

515 Madison Avenue 24th FL

New York, NY 10022

15.93% 10.47% 7.31% 10.55% 13.26%
	NFS LLC FEBO/ NFS/FMTC IRA FBO Terry L. Koppelman	35.36%
37

	256 W. Vesey Street Petersburg, MI 49270
James Alpha Managed Risk Domestic Equity Portfolio – Class A

LPL Financial/

A/C 1000-0005

4707 Executive Drive

San Diego, CA 92121

Charles Schwab & Co.

INC/Special Custody A/C

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Deborah Camacho

First National Bank Cust

FBO/Deborah L. Camacho IRA

P.O. Box 286

Fruitland, ID 83619

Phyllis Palmer

First National Bank Cust

FBO/Phyllis J. Palmer R/O IRA

850 SE 31st Street

Lincoln City, OR 97367

Susan Seals

First National Bank Cust

FBO/Susan E. Seals IRA

4813 John Day Hwy.

Vale, OR 97918

Joseph Catanzaro

First National Bank Cust

FBO/Joseph S. Catanzaro IRA

671 W. 170th Place

Broomfield, CO 80023

		11.87% 25.72% 7.92% 5.29% 5.51% 5.96%
	NFS LLC FEBO/ FMT CO CUST IRA SEPP FBO William Visconto 345 S. Hinchman Avenue Haddonfield, NJ 08033-3716	22.49%
	NFS LLC FEBO/NFS/FMTC IRA FBO Terry L Koppelman 256 W. Vesey Street Petersburg, MI 49270	9.75%

38

James Alpha Managed Risk Emerging Markets Equity Portfolio – Class A	Charles Schwab & Co. INC/Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	42.48%

NFS LLC FBO/FMT CO CUST

IRA SEPP

FBO William Visconto

345 S. Hinchman Avenue

Haddonfield, NJ 08033-3716

NFS LLC FEBO/

NFS/FMTC

Rollover IRA

FBO James Johnson

862463 N Hampton Club Way

Fernandina, FL 32034

		25.54% 16.73%

James Alpha Hedged High Income Portfolio – Class A	LPL Financial/ A/C 1000-0005 4707 Executive Drive San Diego, CA 92121 Bonnie J. Guest Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	19.76% 7.94%

	IRA FBO Gregory Mark Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5.53%

	Charles Schwab & Co INC/Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	33.71%

U.S. Government Money Market Portfolio – Class C	Janet Ross First National Bank Cust FBO/Janet E. Ross IRA 320 NW 4th Street Pendleton, OR 97801	10.55%

39

	Susan Ramos First National Bank Cust FBO/Susan Ramos IRA 212 Bower Avenue Nyssa, OR 97913 Derick Reddington First National Bank Cust FBO/Derick J. Reddington IRA P.O. Box 782 La Grande, OR 97850	10.88% 11.54%

Municipal Bond Portfolio – Class C*
	Barry Barbararsch 42 Windsor Dr. Princeton Junction, NJ 08550	26.62%
	Anthony Spadafora 1954 East 34th Street Brooklyn, NY 11234	25.86%
	Donna Marie Anderson 81 Jessup Rd. Warwick, NY 10990	9.91%
	UBS WM USA 1000 Harbor Blvd. Weehawken, NJ 07086	10.03%
	Bella Brookenthal First National Bank Cust FBO Bella Brookenthal Non DFI Simple IRA 5373 Terence Court Bloomfield Hills, MI 48302	7.33%
	Janney Montgomery Scott LLC A/C 5701-0983 Thomas Forgetta & Patricia Forgetta Tenet 1717 Arch Street Philadelphia, PA 19103.2713	7.70%

Investment Quality Bond Portfolio– Class C*	Donna M. Anderson First National Bank Cust FBO/Donna Marie Anderson IRA (BENE OF) MaryAnne C. Swanson IRA (DEC’D) 81 Jessup Road Warwick, NY 10990-2509	13.77%
40

	Anthony Spadafora & Marie Spadafora JTWROS 1954 East 34th Street Brooklyn, NY 11234-4819	8.45%
Large Cap Value Portfolio – Class C	THE-MHK-FA Mofied Kassab TTEE &/Hazar Kharson TTEE The MHK Family Trust UA DTD 07/29/1999 1649 E. Desert Willow Drive Phoenix, AZ 85048-4520	11.32%
	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	9.53%

Large Cap Growth Portfolio – Class C

UBS WM USA/

SPEC CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

		5.72% 6.05%

Mid Capitalization Portfolio – Class C

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Philip R. Gennett

Wells Fargo Clearing

Services/A/C 1512-3199

2801 Market Street

Saint Louis, MO 63103

Cammie C. Daniels

Wells Fargo Clearing

Services/A/C 2538-4258

2801 Market Street

Saint Louis, MO 63103

		24.82% 6.91% 5.15%

41

	Janet Witzeman Wells Fargo Clearing Services/A/C 7342-3813 2801 Market Street Saint Louis, MO 63103	5.68%

Small Cap Portfolio – Class C	Donna M. Anderson First National Bank Cust FBO/Donna Marie Anderson IRA (BENE OF) MaryAnn C. Swanson IRA (DEC’D) 81 Jessup Road Warwick, NY 10990-2509	5.25%

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Christopher J. Paulson

First National Bank Cust

FBO/Christopher J. Paulson

NON DFI Simple IRA

45651 Marlborough Place

Novi, MI 48377

		19.37% 6.39%
International Equity Portfolio – Class C

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Christopher J. Paulson

First National Bank Cust

FBO/Christopher J. Paulson

NON DFI Simple IRA

45651 Marlborough Place

Novi, MI 48377

		22.32% 8.77%

42

Financial Services Portfolio – Class C

UBS WM USA/

SPEC CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

Charles Schwab & Co.

INC/Special Custody Acct

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

		25.75% 9.28%
	Christopher J. Paulson First National Bank Cust FBO/Christopher J. Paulson NON DFI Simple IRA 45651 Marlborough Place Novi, MI 48377	8.68%

Technology & Communications Portfolio- Class C	UBS WM USA/ SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	34.17%
	LPL Financial/ A/C 1000-0005 4707 Executive Drive San Diego, CA 92121	12.32%
	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	9.44%
Energy & Basic Materials Portfolio – Class C	Robert A. Florance 172 Horne Way Millbury, MA 01527	23.15%
	Charles Schwab & Co. Inc./Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	22.47%
43

	Christopher J. Paulson First National Bank Cust FBO/Christopher J. Paulson NON DFI Simple IRA 45651 Marlborough Place Novi, MI 48377	5.77%
	IRA FBO David E. Harp Pershing LLC/ P.O. Box 2052 Jersey City, NJ 07303-2052 NFS LLC FEBO/ NFS/FMTC IRA FBO Sherry Popper 3943 Chester Drive Glenview, IL 60026	10.15% 5.49%

Health & Biotechnology Portfolio – Class C	UBS WM USA/ SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	15.33%
	Charles Schwab & Co. Inc./Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	10.70%
James Alpha Macro Portfolio – Class C	UBS WM USA/ SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	11.66%
	William Ficken First National Bank Cust FBO/William S. Ficken IRA 503 B Avenue La Grande, OR 97850	8.46%

44

	John Mackendrick TTE RBC Capital Markets LLC/John Machendrick TTEE Mackendrick Family Trust U/A DTD 08/08/1984 942 Jefferson Avenue New Orleans, LA 70115-3027	5.45%

	IRA FBO Briz W. Ogbur Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	11.29%

James Alpha Global Real Estate Portfolio – Class C	UBS WM USA/ SPEC CDY A/C EXL BEN CUST OF UBSFSI 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd. Weehawken, NJ 07086-6761	17.68%
	Charles Schwab & Co. INC/Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	7.13%
James Alpha Multi Strategy Portfolio- Class C	William Ficken First National Bank Cust FBO/William S. Ficken IRA 503 B Avenue La Grande, OR 97850 NFS LLC FEBO Claude R. Churchwell IV Molly M. Churchwell 10 Remington Way San Antonio, TX 78258	22.57% 9.16%

James Alpha Managed Risk Domestic Equity Portfolio- Class C	Laurie Ann Ruben 2827 Eisenhower Avenue Ames, IA 50010	17.37%

	William Ficken First National Bank Cust FBO/William S. Ficken IRA 503 B Avenue La Grande, OR 97850	15.42%

45

	Katharine Hittle First National Bank Cust FBO/Katharine D. Hittle IRA 740 N. 4th Street Nyssa, OR 97913	7.19%

	Donna Sherbondy First National Bank Cust FBO/Donna K. Sherbondy IRA 790 Flintlock Way Weiser, ID 83672	7.05%

James Alpha Managed Risk Emerging Markets Equity Portfolio – Class C	Laurie Ann Ruben 2827 Eisenhower Avenue Ames, IA 50010	13.81%

	Nick Parret First National Bank Cust FBO/Nick L. Parret IRA P.O. Box 796 Heppner, OR 97836	9.59%

	William Ficken First National Bank Cust FBO/William S. Ficken IRA 503 B Avenue La Grande, OR 97850	14.25%

	Katharine Hittle First National Bank Cust FBO/Katherine D. Hittle IRA 740 N 4th Street Nyssa, OR 97913 Phillip Reich First National Bank Cust FBO/Phillip A. Reich IRA 28428 Hwy. 730 Umatilla, OR 97882	8.67% 14.58%

James Alpha Hedged High Income Portfolio – Class C	Richard N. Gold TTEE/ R N Gold & Co INC DEFND BENEFI PEN TR 19 Rowayton Avenue Norwalk, CT 06853-1627	14.92%

	Norman Ferry PSP-Pershing LLC AS CUSTODIAN 3 Capella S. Goat Island Newport, RI 02840	15.15%

46

	Michele Di Raimo/ Anna Di Raimo JTWROS 977 Seven Mile Road Hope, RI 02831-1852	29.55%

Municipal Bond Portfolio – Class I*	Robert I. Theis/ Mary R. Theis JT TEN 420 Cyprus Drive Los Altos, CA 94022	21.59%
	Graham Trust Barbara Graham Terry TTEE O/THE/Mark W. Graham & Margaret Graham Living Trust UA DTD 11/27/1995 FBO Barbara Graham Terry 2031 W. Liberty Court Grand Junction, CO 81507	8.09%
	Anita Mortimer 3044 NE 60th Avenue Portland, OR 97213 James Tang First National Bank Cust FBO/James F. Tang IRA 5209 W. Corrine Drive Glendale, AZ 85304	5.21% 17.40%
Large Capitalization Growth Portfolio – Class I	Charles Schwab & Co. INC/Special Custody Account FOR The Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	9.15%
Small Capitalization Portfolio – Class I	Mid Atlantic Trust Company FBO/Saratoga Capital Management 401(k) 1251 Waterfront Place, Ste. 525 Pittsburgh, PA 15222	6.35%
Saratoga International Equity Portfolio – Class I	Mid Atlantic Trust Company FBO/Saratoga Capital Management 401(k) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	5.14%

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Technology & Communications Portfolio– Class I

UBS WM USA/

SPEC CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

Charles Schwab & Co.

Inc./Special Custody

Account FOR

The Benefit of Customers

Attn: Mutual Funds

101 Montgomery Street

San Francisco, CA 94104

		24.94% 10.70%
Saratoga Financial Services Portfolio – Class I	Ronald L Raines First National Bank Cust FBO/Ronald L Raines R?O IRA 46 Scattertree Lane Orchard Park, NY 14127-3415	5.07%

Health & Biotechnology Portfolio – Class I

UBS WM USA/

SPEC CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

Charles Schwab & Co.

Inc./Special Custody

Account FOR

The Benefit of Customers

Attn: Mutual Funds

101 Montgomery Street

San Francisco, CA 94104

		18.88% 6.07%
Energy & Basic Materials Portfolio – Class I	Daceydani Wells Fargo Clearing Services/A/C 2608-9050 2801 Market Street Saint Louis, MO 63103	5.80%
James Alpha Macro Portfolio- Class I	Denis J. Nayden 131 Quayside Drive Jupiter, FL 33477	31.38%
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James Alpha Global Real Estate Portfolio – Class I

UBS WM USA

SPEC CDY A/C

EXL BEN CUST OF UBSFSI

0O0 11011 6100

Omni Account M/F

Attn: Department Manager

1000 Harbor Blvd.

Weehawken, NJ 07086-6761

Merrill Lynch, Pierce, Fenner & Smith Inc.

For the Sole Benefit of its Customers

4800 Deer Lake Drive East

Jacksonville, FL 32246

Charles Schwab & Co.

INC/Special Custody A/C

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

		10.86% 20.60% 8.27%
James Alpha Multi Strategy Portfolio- Class I	Denis Nayden 131 Quayside Drive Jupiter, FL 33477	95.37%

James Alpha Managed Risk Emerging Markets Equity Portfolio – Class I

Charles Schwab & Co.

Inc./Special Custody A/C

FBO Customers

Attn: Mutual Funds

211 Main Street

San Francisco, CA 94105

Robert J. Fewell

Wells Fargo Clearing

Services/A/C 6959-2325

2801 Market Street

Saint Louis, MO 63103

		18.07% 11.61%
James Alpha Hedged High Income Portfolio – Class I	Holly Holdings Limit TD Ameritrade FBO/Holly Holdings Limited Partnership Attn: Dennis Roccaforte 8117 W. Patrick Lane Peoria, AZ 85383-1609	5.29%

	Charles Schwab & Co. Inc./Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	32.95%

* As of February 22, 2018

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TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan W. Ventimiglia and James S. Vitalie are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Managers. Bruce E. Ventimiglia is also the sole director of each Subsidiary.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 62 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	29	None
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 75 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Retired	29	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 76 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	29	None
Floyd E. Seal, 68 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April1997	Retired. Director of Operations, Pet Goods Manufacturing & Imports (January 2013 – 2017; Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	29	None
Stephen H. Hamrick, 65 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer)	29	None
OFFICERS:
Stephen Ventimiglia, 61 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	29	None
Jonathan W. Ventimiglia, 35 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	29	None
James S. Vitalie, 58 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015 – Present); President of James Alpha Management, LLC (March 2008 – Present); Executive Vice President of FDX Capital LLC (June 2012-Present)	29	Board Member, The Joshua School (January 2016 – Present)
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Michael J. Wagner, 67 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 1788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present)	29	None

* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

** Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2017 is shown in the tables below.

Name of Trustee	Dollar Range of Equity Securities in the Trust
Bruce E. Ventimiglia	Over $100,000
Patrick H. McCollough	Over $100,000
Udo W. Koopmann	$10,001 – $50,000
Floyd E. Seal	$1 - $10,000
Stephen H. Hamrick	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Saratoga and other service providers to the Trust. Saratoga is responsible for overseeing the day-to-day business affairs of the Trust. James Alpha is responsible for selecting and overseeing one or more Sub-Advisers to manage one or more investment strategies of the James Alpha Global Real Estate Portfolio, James Alpha Multi Strategy Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Hedged High Income Portfolio.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and as a Trustee of the Trust since September 1994. Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council. In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

Patrick McCollough

Mr. McCollough has business and financial experience through his former consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Trust since September 1994. Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

51

Floyd Seal

Mr. Seal has business, financial and accounting experience through his former service as the Director of Operations of Pet Goods Manufacturing, LLC, through his previous service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his previous service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Capital Markets, LLC, a broker-dealer, and through his former service as President of Lightstone Value Plus REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investments and management firm, Chairman and President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met six times during the fiscal year ended August 31, 2017.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Seal, Koopmann and McCollough are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2017. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks.

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Personnel of the Managers seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Managers employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Managers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of December 31, 2017, each Independent Trustee received fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million to $349,999,999	$4,000	$800	$500
$350 million to $399,999,999	$4,500	$900	$500
$400 million and above	$5,000	$1,000	$500

Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2017.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$28,988.87	N/A	N/A	$28,988.87
Udo W. Koopmann	$29,488.87	N/A	N/A	$29,488.87
Floyd E. Seal	$29,488.87	N/A	N/A	$29,488.87
Stephen H. Hamrick	$25,559.81	N/A	N/A	$25,559.81
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General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Managers, which are responsible for the Portfolios’ day-to-day operations. Four regular meetings and two special meetings were held during the fiscal year ended August 31, 2017.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolios’ financial operations.

As of December 1, 2017, the Trustees and Officers of the Trust as a group owned 1.21%, 1.19%, 1.49%, 1.74% and 2.07% of the Saratoga U.S. Government Money Market Portfolio, Saratoga Large Capitalization Value Portfolio, Saratoga Small Capitalization Portfolio, Saratoga International Equity Portfolio and the Saratoga Financial Services Portfolio, respectively and owned less than 1% of the outstanding shares of the other Portfolios, excluding the Investment Quality Bond Portfolio and Municipal Bond Portfolio. As of February 22, 2018, the Trustees and Officers of the Trust as a group owned 1.16% of the Investment Quality Bond Portfolio and less than 1% of the outstanding shares of the Municipal Bond Portfolio.

MANAGEMENT AND OTHER SERVICES

The Initial Portfolios

Saratoga Capital Management, LLC serves as Manager to the Initial Portfolios. Saratoga is located at 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395.

Pursuant to a Management Agreement with the Trust (the “Management Agreement”), Saratoga, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages the operations of the Initial Portfolios, including the day-to-day management of the Investment Quality Bond and Municipal Bond Portfolios’ investments, reviews the performance of the Advisers to these Portfolios, and makes recommendations to the Trustees with respect to their retention and renewal of contracts. The Management Agreement with Saratoga was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on April 12, 2017.

Saratoga and the Trust have obtained an exemptive order (the “Order”) from the SEC that permits Saratoga to enter into investment advisory agreements with Advisers without obtaining shareholder approval. Saratoga, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser. The Order also permits Saratoga, subject to the approval of the Trustees, to replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. Saratoga compensates each Adviser out of its management fee. Pursuant to the Order, the Manager is not required to disclose its contractual fee arrangements with any sub-adviser. The following table sets forth the annual management fee rates payable by each Initial Portfolio to Saratoga pursuant to the Management Agreement, expressed as a percentage of the Portfolio’s average daily net assets:

Initial Portfolio	Total Management Fee
Large Capitalization Growth Portfolio	0.65%
Large Capitalization Value Portfolio	0.65%
Mid Capitalization Portfolio	0.75%
Small Capitalization Portfolio	0.65%
International Equity Portfolio	0.75%
Investment Quality Bond Portfolio	0.55%
Municipal Bond Portfolio	0.55%
U.S. Government Money Market Portfolio	0.475%
Health & Biotechnology Portfolio	1.25%
Technology & Communications Portfolio	1.25%
Financial Services Portfolio	1.25%
Energy & Basic Materials Portfolio	1.25%
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The fee is computed daily and payable monthly. Currently, Saratoga is voluntarily limiting total annual operating expenses of the Initial Portfolios as follows:

Name of Portfolio	Class I Shares	Class A Shares	Class C Shares
Large Capitalization Growth Portfolio	2.60%	3.00%	3.60%
Large Capitalization Value Portfolio	2.60%	3.00%	3.60%
Mid Capitalization Portfolio	2.60%	3.00%	3.60%
Small Capitalization Portfolio	2.60%	3.00%	3.60%
International Equity Portfolio	2.90%	3.30%	3.90%
Investment Quality Bond Portfolio	1.90%	2.30%	2.90%
Municipal Bond Portfolio	1.90%	2.30%	2.90%
U.S. Government Money Market Portfolio	1.75%	2.15%	2.75%
Health & Biotechnology Portfolio	3.00%	3.40%	4.00%
Technology & Communications Portfolio	3.00%	3.40%	4.00%
Financial Services Portfolio	3.00%	3.40%	4.00%
Energy & Basic Materials Portfolio	3.00%	3.40%	4.00%

Subject to the supervision and direction of Saratoga with respect to the Initial Portfolios and, ultimately, the Trustees, the Manager and each Adviser manages the securities held by the Initial Portfolio it serves in accordance with the Initial Portfolio’s stated investment objective and policies, makes investment decisions for the Initial Portfolio and places orders to purchase and sell securities on behalf of the Initial Portfolio.

The following table shows for the past three fiscal years: (i) the amount of management fees paid by each Initial Portfolio to Saratoga and (ii) the amount of the management fees waived by Saratoga and other expenses reimbursed by Saratoga.

	MANAGEMENT FEES PAID BY INITIAL PORTFOLIOS TO SARATOGA	MANAGEMENT FEES WAIVED BY SARATOGA AND OTHER EXPENSES REIMBURSED BY SARATOGA
U.S. Government Money Market Portfolio

August 31, 2015	$57,691	$102,516
August 31, 2016	$69,546	$115,252
August 31, 2017	$56,558	$55,372

Investment Quality Bond Portfolio

August 31, 2015	$51,350	-
August 31, 2016	$50,188	$6,891
August 31, 2017	$41,566	$9,558
Municipal Bond Portfolio

August 31, 2015	$6,544	$13,082
August 31, 2016	$6,936	$18,786
August 31, 2017	$5,166	$23,006

Large Capitalization Value Portfolio

August 31, 2015	$188,882	-
August 31, 2016	$141,902	-
August 31, 2017	$124,976	-

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Large Capitalization Growth Portfolio

August 31, 2015	$241,611	-
August 31, 2016	$264,104	-
August 31, 2017	$247,085	-

Small Capitalization Portfolio

August 31, 2015	$82,419	-
August 31, 2016	$54,859	-
August 31, 2017	$48,940	-

International Equity Portfolio

August 31, 2015	$58,354	-
August 31, 2016	$45,361	-
August 31, 2017	$37,725	$3,352

Health & Biotechnology Portfolio

August 31, 2015	$301,993	-
August 31, 2016	$283,461	-
August 31, 2017	$261,644	-

Technology & Communications Portfolio

August 31, 2015	$573,390	-
August 31, 2016	$501,096	-
August 31, 2017	$589,092	-

Energy & Basic Materials Portfolio

August 31, 2015	$43,785	-
August 31, 2016	$30,443	$13,714
August 31, 2017	$29,874	$10,970

Financial Services Portfolio

August 31, 2015	$24,006	$11,484
August 31, 2016	$23,448	$14,033
August 31, 2017	$25,415	$10,521

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Mid Capitalization Portfolio

August 31, 2015	$142,438	-
August 31, 2016	$126,910	-
August 31, 2017	$108,621	-

Expenses not expressly assumed by Saratoga under the Management Agreement are paid by the Trust. Expenses incurred by a Portfolio are allocated among the various Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except that 12b-1 fees relating to a particular Class are allocated directly to that Class. In addition, other expenses associated with a particular Class, except advisory or custodial fees, may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class, and the direct allocation to that Class is approved by the Trust’s Board of Trustees. The fees payable to each Adviser pursuant to the Investment Advisory Agreements between each Adviser and Saratoga with respect to the Portfolios are paid by Saratoga. Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust’s Advisers, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and the independent registered public accounting firm for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Manager or Advisers) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Management Agreement provides that Saratoga will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than one year from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

The James Alpha Macro Portfolio

Subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing the Portfolio’s investments in accordance with its investment objective and polices under an investment advisory agreement (the “Advisory Agreement”) between the Portfolio and the Adviser. The Board approved the Advisory Agreement with the Adviser on October 29, 2015 that was subject to approval by the Portfolio’s shareholders. The Portfolio’s shareholders approved the Advisory Agreement at a special shareholder meeting held on April 4, 2016. The Advisory Agreement has an initial term of two years. The Advisory Agreement was most recently approved by the Board of Trustees on April 12, 2017 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. James Alpha has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The Advisory Agreement is terminable without penalty by the Trust on behalf of the James Alpha Macro Portfolio immediately upon written notice when authorized either by a majority vote of the James Alpha Macro Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

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The Advisory Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the James Alpha Macro Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by James Alpha pursuant to the Advisory Agreement, James Alpha is entitled to receive from the James Alpha Macro Portfolio an investment advisory fee of 1.10% per annum of the James Alpha Macro Portfolio’s average net assets computed daily and paid monthly. However, James Alpha may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha may have to waive fees and/or reimburse the James Alpha Macro Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha and the James Alpha Macro Portfolio, James Alpha has agreed to waive its fees and/or absorb expenses of the James Alpha Macro Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Macro Portfolio do not exceed 1.50%, 1.25% and 2.25% of the James Alpha Macro Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2018. The Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees. James Alpha is permitted to seek reimbursement from the James Alpha Macro Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the James Alpha Macro Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The Subsidiary has entered into an investment advisory agreement with James Alpha (the “Subsidiary Advisory Agreement”). Under the Subsidiary Advisory Agreement, subject to the general supervision of the sole director of the Subsidiary, James Alpha is responsible for managing the Subsidiary in accordance with its investment objective and polices. James Alpha has discretion to invest and reinvest the Subsidiary’s assets in securities and other instruments. The Subsidiary Advisory Agreement with James Alpha, which was approved by the Board of Trustees on October 29, 2015, has an initial term of two years and will continue in effect thereafter from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Subsidiary’s outstanding voting securities and by a majority of the trustees who are not parties to the Subsidiary Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Subsidiary Advisory Agreement. The Subsidiary Advisory Agreement was most recently approved by the Board of Trustees on April 12, 2017. The Subsidiary Advisory Agreement is terminable without penalty by the Subsidiary immediately upon written notice when authorized either by a majority vote of the Subsidiary’s shareholders or by the sole director of the Subsidiary, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Subsidiary Advisory Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the James Alpha Macro Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by James Alpha pursuant to the Subsidiary Advisory Agreement, James Alpha is entitled to receive from the Subsidiary an investment advisory fee of 1.10% per annum of the Subsidiary’s average net assets computed daily and paid monthly. Although the James Alpha Macro Portfolio indirectly bears this expense as a result of the Portfolio’s ownership of the Subsidiary, James Alpha has agreed to waive the management fee it receives from the Portfolio in an amount equal to the management fee it receives from the Subsidiary. For the fiscal year ended August 31, 2015, management fees amounted to $165,369, of which the prior manager waived $109,273. For the fiscal year ended August 31, 2016, management fees amounted to $195,846, of which $34,641 and $75,451 was waived by the prior manager and the Manager, respectively. For the fiscal year ended August 31, 2017, management fees amounted to $123,998, of which $125,550 was waived and/or reimbursed by the Manager.

The James Alpha Global Real Estate Portfolio

Effective August 3, 2017, the Board of Trustees unanimously approved an Assignment and Assumption Agreement to the investment management agreement between the Trust, on behalf of the James Alpha Global Real Estate Portfolio (the “Investment Management Agreement”), and Ascent Investment Advisors, LLC (“Ascent”).

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Under the Investment Management Agreement, subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing the Portfolio in accordance with its investment objective and polices. James Alpha has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The Investment Management Agreement was most recently approved by the Board of Trustees on April 12, 2017 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the James Alpha Global Real Estate Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Investment Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Investment Management Agreement. The Investment Management Agreement is terminable without penalty by the Trust on behalf of the James Alpha Global Real Estate Portfolio upon sixty days’ prior written notice when authorized either by a majority vote of the James Alpha Global Real Estate Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon one hundred eighty days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Investment Management Agreement provides that the Manager, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the James Alpha Global Real Estate Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

In consideration of the services provided by the Manager pursuant to the Investment Management Agreement, the Manager is entitled to receive from the James Alpha Global Real Estate Portfolio a management fee of 0.90% per annum of the James Alpha Global Real Estate Portfolio’s average net assets, computed daily and paid monthly. Prior to June 23, 2017, the management fee was 1.20% per annum of the James Alpha Global Real Estate Portfolio’s average net assets on the first $500 million in net assets, computed daily and paid monthly, which fee would decrease as the net assets of the Portfolio increased over $500,000,000 according to the schedule set forth in the table below.

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate (as a Percentage of Average Daily Net Assets)
Up to and including $500,000,000	1.20%
Next $499,999,999 (Assets from $500,000,001-$1,000,000,000)	1.10%
Next $999,999,999 (Assets from $1,000,000,001- $2,000,000,000)	1.00%
Next $999,999,999 (Assets from $2,000,000,001-$3,000,000,000)	0.90%
Assets over $3,000,000,000	0.80%

The Manager may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement Manager may have to waive fees and/or reimburse the James Alpha Global Real Estate Portfolio’s expenses.

Effective August 3, 2017, the Board approved a new Operating Expense Limitation Agreement between the Trust, on behalf of the James Alpha Global Real Estate Portfolio, and James Alpha (the “Expense Limitation Agreement”) that, with the exception of lowering the expense caps, is on the same terms as the operating expense limitation agreement that was in place with Ascent. Pursuant to the Expense Limitation Agreement, the total annual portfolio operating expenses will not exceed 1.69%, 1.19% and 2.37% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively. Prior to August 3, 2017, total operating expenses were capped at 1.99%, 1.49% and 2.67% of the James Alpha Global Real Estate Portfolio’s average net assets for Class A, Class I and Class C shares, respectively. Pursuant to the Expense Limitation Agreement, James Alpha has agreed to waive its fees and/or absorb expenses of the Portfolio inclusive of Acquired Fund Fees and Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, and extraordinary or non-routine expenses). The Expense Limitation Agreement will be in effect through December 31, 2018. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. James Alpha is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. For the fiscal year ended August 31, 2015, management fees amounted to $4,398,762, of which the former manager, Ascent, waived and/or reimbursed expenses amounting to $475,732.

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For the fiscal year ended August 31, 2016, management fees amounted to $4,646,107, of which the former manager, Ascent, waived and/or reimbursed expenses amounting to $667,297. For the fiscal year ended August 31, 2017, management fees amounted to $5,057,429 of which $748,521was waived and/or reimbursed by Ascent or the Manager.

The James Alpha Multi Strategy Portfolio

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with James Alpha (the “James Alpha Agreement”). Under the James Alpha Agreement, subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing the Portfolio in accordance with its investment objective and polices. James Alpha has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The James Alpha Agreement was most recently approved by the Board of Trustees on April 12, 2017 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Agreement. The James Alpha Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The James Alpha Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

The SEC has granted exemptive relief, which permits James Alpha, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of certain Portfolios without shareholder approval. This means that James Alpha is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, James Alpha has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change James Alpha’s obligations under the investment advisory agreement, including James Alpha’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval. In consideration of the services provided by James Alpha pursuant to the James Alpha Agreement, James Alpha is entitled to receive from the Portfolio an investment advisory fee of 2.00% per annum of the Portfolio’s average daily net assets.

James Alpha may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha and the Portfolio, James Alpha has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.75%, 2.50% and 3.50% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2018. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees. James Alpha is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses (i) to exceed the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. For the fiscal year ended August 31, 2015, management fees amounted to $279,678, of which James Alpha waived and/or reimbursed expenses amounting to $80,959. For the fiscal year ended August 31, 2016, management fees amounted to $293,297, of which James Alpha waived and/or reimbursed expenses amounting to $75,785. For the fiscal year ended August 31, 2017, management fees amounted to $295,419, of which James Alpha waived and/or reimbursed expenses amounting to $77,000.

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The James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio

The Trust, on behalf of each Portfolio, has entered into an investment management agreement with James Alpha (each a “James Alpha Agreement”). Under each James Alpha Agreement, subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing each Portfolio in accordance with its investment objective and polices. James Alpha has discretion to invest and reinvest each Portfolio’s assets in securities and other instruments. The James Alpha Agreements on behalf of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio were initially approved by the Board of Trustees on February 5, 2015. Each James Alpha Agreement has an initial term of two years. Each James Alpha Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Agreement. Each James Alpha Agreement was most recently approved by the Board of Trustees on April 12, 2017. Each James Alpha Agreement is terminable without penalty by the Trust on behalf of a Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each James Alpha Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or for any loss suffered by a Portfolio in connection with performance of James Alpha’s obligations under such Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties.

James Alpha has entered into an investment advisory agreement with EAB on behalf of each of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio (each a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, subject to the general supervision of the Board of Trustees and James Alpha, EAB is delegated the responsibility for managing the Portfolio in accordance with its investment objective and polices. Under this delegated authority, EAB has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.

Each Sub-Advisory Agreement was most recently approved by the Board of Trustees on April 12, 2017 and will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of a Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. Each Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by EAB upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each Sub-Advisory Agreement provides that EAB, under such Agreement, shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except in the case of EAB’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve EAB from any responsibility, obligation or duty which EAB may have under any federal or state securities acts or other applicable statutes. James Alpha and EAB have also entered into a separate agreement whereby James Alpha will share with EAB certain revenue received by James Alpha in the event that either or both of the James Alpha Managed Risk Domestic Equity Portfolio or James Alpha Managed Risk Emerging Markets Equity Portfolio is sold to a third-party buyer via a merger or asset acquisition.

In consideration of the services provided by James Alpha pursuant to the James Alpha Agreements, James Alpha is entitled to receive from each Portfolio an investment advisory fee of 1.20% per annum of each Portfolio’s average daily net assets.

James Alpha may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement the Manager may have to waive fees and/or reimburse the Portfolio’s expenses.

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Pursuant to operating expense limitation agreements (each, an “Expense Limitation Agreement”) between James Alpha and the Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio, James Alpha has agreed to waive its fees and/or absorb expenses of each Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the James Alpha Managed Risk Domestic Equity Portfolio and James Alpha Managed Risk Emerging Markets Equity Portfolio do not exceed 2.45%, 1.99% and 3.20% of each Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2018. The Expense Limitation Agreements can be terminated only by, or with the consent, of the Board of Trustees. James Alpha is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. For the fiscal period from inception of the James Alpha Managed Risk Domestic Equity Portfolio on July 31, 2015 through August 31, 2015, management fees amounted to $2,400, of which James Alpha waived and/or reimbursed expenses amounting to $6,314. With respect to the James Alpha Managed Risk Domestic Equity Portfolio, management fees for the fiscal years ended August 31, 2016 and August 31, 2017 amounted to $72,754 and 68,627, respectively, of which James Alpha waived and/or reimbursed expenses amounting to $15,085 and $41,063, respectively. For the fiscal period from inception of the James Alpha Managed Risk Emerging Markets Equity Portfolio on July 31, 2015 through August 31, 2015, management fees amounted to $1,685, of which James Alpha waived and/or reimbursed expenses amounting to $7,013. With respect to the James Alpha Managed Risk Emerging Markets Equity Portfolio, management fees for the fiscal years ended August 31, 2016 and August 31, 2017 amounted to $79,444 and $105,182, respectively, of which James Alpha waived and/or reimbursed expenses amounting to $15,041 and $21,891, respectively.

To assist James Alpha in its obligation to limit the James Alpha Managed Risk Domestic Equity Portfolio’s and James Alpha Managed Risk Emerging Markets Equity Portfolio’s total expenses pursuant to the Expense Limitation Agreements, EAB has entered into Sub-Expense Limitation Agreements with James Alpha, pursuant to which EAB agrees to pay one half (50%) of the total advisory fees waived and Portfolio expenses reimbursed by James Alpha.

James Alpha Hedged High Income Portfolio

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with James Alpha (the “James Alpha Agreement”). Under the James Alpha Agreement, subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing the Portfolio in accordance with its investment objectives and policies. James Alpha has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The James Alpha Agreement was approved by the Board of Trustees on February 4, 2016 for an initial period of two years from commencement of operations. The James Alpha Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Agreement. The James Alpha Agreement was most recently approved by the Board of Trustees on April 12, 2017. The James Alpha Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The James Alpha Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

The Manager has entered into investment advisory agreements with each of Concise Capital Management, LP (“Concise”), Amundi Smith Breeden LLC (“Amundi Smith Breeden”) (to be renamed Amundi Pioneer Institutional Asset Management, Inc. effective on or about January 1, 2018)(“Amundi”) and Coherence Capital Partners LLC (“Coherence”) (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”). Under the Sub-Advisory Agreements, subject to the general supervision of the Board of Trustees and the Manager, Concise, Amundi Smith Breeden and Coherence are delegated the responsibility for managing the Portfolio in accordance with its investment objectives and policies. Under this delegated authority, Concise, Amundi Smith Breeden and Coherence have discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.

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The Concise and the Amundi Sub-Advisory Agreements were approved by the Board of Trustees on April 13, 2016 and the Coherence Sub-Advisory Agreement was approved by the Board of Trustees on July 28, 2017, each for an initial period of two years. Each Sub-Advisory Agreement will continue in effect from year-to-year thereafter if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. Each Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by the Sub-Adviser upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each Sub-Advisory Agreement provides that the Sub-Adviser, under such Agreement, shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except in the case of the Sub-Adviser’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Sub-Adviser from any responsibility, obligation or duty which the Sub-Adviser may have under any federal or state securities acts or other applicable statutes.

The SEC has granted exemptive relief, which permits James Alpha, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of certain portfolios of the Trust without shareholder approval. This means that James Alpha is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, James Alpha has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing certain sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change James Alpha’s obligations under the investment advisory agreement, including James Alpha’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval.

In consideration of the services provided by James Alpha pursuant to the James Alpha Agreement, James Alpha is entitled to receive from the Portfolio an investment advisory fee of 1.70% per annum of the Portfolio’s average daily net assets.

James Alpha may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha and the Portfolio, James Alpha has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.39%, 1.99%, and 2.99% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2018. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees. James Alpha is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. For the fiscal period from inception of the Portfolio on July 18, 2016 to August 31, 2016, management fees amounted to $207,128, of which James Alpha waived and/or reimbursed expenses amounting to $190,170. For the fiscal year ended August 31, 2017, management fees amounted to $277,265, of which James Alpha waived and/or reimbursed expenses amounting to $117,074.

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The following table below shows the advisory fees paid by the Predecessor Portfolio to ALPS Advisors for the periods indicated:

Fiscal Year Ended October 31, 2015
Gross advisory fees	$114,948
Waiver of advisory fees	$0
Reimbursement of other expenses	$0
Net advisory fees	$114,948

The following table below shows the advisory fees paid by the Predecessor Portfolio to Westport Resources for the periods indicated:

Fiscal Year Ended October 31, 2015
Gross advisory fees	$332,313
Waiver of advisory fees	($237,170)
Reimbursement of other expenses	$0
Net advisory fees	$95,143

The following table below shows the aggregate sub-advisory fees paid by the Predecessor Portfolio to sub-advisers by Westport Resources for the periods indicated:

	Fiscal Year Ended October 31, 2015
	Dollar Amount	Percentage of Net Assets
Gross advisory fees	$195,485	0.87%
Waiver of advisory fees	$0	0%
Reimbursement of other expenses	$0	0%
Net advisory fees	$195,485	0.87%

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for each Portfolio and assets under management in those accounts as of August 31, 2017.

Portfolio Manager	Portfolio(s) Managed	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Marc Pfeffer	U.S. Government Money Market Portfolio	3	$618	0	$0	2,272	$1,203	$1,821
Josh Jenkins	U.S. Government Money Market Portfolio	4	$1,067	0	$0	1,582	$1,387	$2,454
Stephen Ventimiglia**	Investment Quality Bond Municipal Bond	5	$2	0	$0	0	$0	$2
Bruce E. Ventimiglia**	Investment Quality Bond Municipal Bond	5	$2	0	$0	0	$0	$2
Jonathan W. Ventimiglia**	Investment Quality Bond Municipal Bond	5	$2	0	$0	0	$0	$2
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Martin D. Sass M.D. Sass Investors Services, Inc.	Large Capitalization Value Portfolio	1	$19	1	$131	26	$367	$517
Chris D. Wallis Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	10	$2,934.17	4	$105.6	385	$6,989.6	$10,029.9
Scott J. Weber Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	10	$2,934.7	4	$105.6	385	$6,989.6	$10,029.9
Dennis G. Alff Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	10	$2,934.7	4	$105.6	385	$6,989.6	$10,029.9
Chad D. Fargason, PhD Vaughan Nelson Investment Management, LP	Mid Capitalization Portfolio	10	$2,934.7	4	$105.6	385	$6,989.6	$10,029.9
Stephen S. Smith, CFA*** Smith Group Asset Management	Energy & Basic Materials Portfolio Financial Services Portfolio Large Capitalization Growth Portfolio International Equity Portfolio	9	$1,267.3	3	$12.3	125	$2,082.6	$3,362.2
John D. Brim, CFA*** Smith Group Asset Management	Energy & Basic Materials Portfolio Financial Services Portfolio Large Capitalization Growth Portfolio International Equity Portfolio	9	$1,267.3	3	$12.3	125	$2,082.6	$3,362.2
Stephanie C. Jones, CFA*** Smith Group Asset Management	Energy & Basic Materials Portfolio International Equity Portfolio	9	$1,267.3	3	$12.3	125	$2,082.6	$3,362.2
Mitchel Zacks Zacks Investment Management, Inc.	Small Capitalization Portfolio	4	$240	4	$15.6	4,636	$5,280	$4,520
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Mark Oelschlager Oak Associates, ltd	Health & Biotechnology Portfolio Technology & Communications Portfolio	4	$1,012.2	0	$0	91	$317.7	$1,329.9
Robert D. Stimpson, CFA Oak Associates, ltd	Technology & Communications Portfolio	4	$330	0	$0	84	$290.8	$620.8
Andrew J. Duffy Ranger Global Real Estate Advisors, LLC	James Alpha Global Real Estate Investments Portfolio James Alpha Multi Strategy Portfolio	2	$487	1	$25	1	$6	$518
Kevin R. Greene James Alpha Advisors, LLC	James Alpha Multi Strategy Portfolio James Alpha Macro Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Hedged High Income Portfolio	7	$489.9	3	$24.7	1	$4.1	$518.7
James S. Vitalie James Alpha Advisors, LLC	James Alpha Multi Strategy Portfolio James Alpha Macro Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Hedged High Income Portfolio	7	$489.9	3	$24.7	1	$4.1	$518.7
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Michael J. Montague James Alpha Advisors, LLC	James Alpha Multi Strategy Portfolio James Alpha Macro Portfolio James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio James Alpha Hedged High Income Portfolio	7	$489.9	3	$24.7	1	$4.1	$518.7
Akos Beleznay James Alpha Advisors, LLC	James Alpha Macro Portfolio James Alpha Hedged High Income Portfolio	5	$2.0	0	$0	0	$0	$2.0
William H. Bales Bullseye Asset Management LLC	James Alpha Multi Strategy Portfolio	1	$2.9	1	$15.5	1	$52.8	$71.2
Jakob V. Holm, CFA Bullseye Asset Management LLC	James Alpha Multi Strategy Portfolio	1	$2.9	1	$15.5	1	$52.8	$71.2
Christopher Pultz Kellner Private Fund Management, LP	James Alpha Multi Strategy Portfolio	2	$198.5	1	$85.5	1	$36.4	$320.4
George Kellner Kellner Private Fund Management, LP	James Alpha Multi Strategy Portfolio	3	$198.5	1	$85.5	1	$36.4	$320.4
Darren R. Schuringa, CFA Yorkville Capital Management LLC	James Alpha Multi Strategy Portfolio	1	$5.3	0	$0	203	$121	$126.3
James A. Hug Yorkville Capital Management LLC	James Alpha Multi Strategy Portfolio	1	$5.3	0	$0	203	$121	$126.3
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Leonard Edelstein Yorkville Capital Management LLC	James Alpha Multi Strategy Portfolio	1	$5.3	0	$0	203	$121	$126.3
William N. Hershey Yorkville Capital Management LLC	James Alpha Multi Strategy Portfolio	1	$5.3	0	$0	203	$121	$126.3
Edward Boll EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$20.55	0	$0	8	$17.4	$37.95
William Visconto EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$20.55	0	$0	8	$17.4	$37.95
James Ryan EAB Investment Group, LLC	James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	2	$20.55	0	$0	8	$17.4	$37.95
Glenn Koach Concise Capital Management, LP	James Alpha Hedged High Income Portfolio		$0	3	$131.8	4	$136.2	$268
Tom Krasner Concise Capital Management, LP	James Alpha Hedged High Income Portfolio		$0	3	$131.8	4	$136.2	$268
Jon Duensing Amundi	James Alpha Hedged High Income Portfolio	2	$37	1	$847	2	$223	$1,1067
Sal Naro Coherence Capital Partners, LP	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	0	$0	3	$266.3	2	$95.6	$361.9

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Vincent Mistretta Coherence Capital Partners, LP	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	0	$0	3	$266.3	2	$95.6	$361.9
Michael Cannon Coherence Capital Partners, LP	James Alpha Hedged High Income Portfolio James Alpha Multi Strategy Portfolio	0	$0	3	$266.3	2	$95.6	$361.9

* In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolios.

** As of February 28, 2018.

*** As of December 31, 2017.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, an Adviser or Manager may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Advisers or Manager for their respective portfolio managers.

CLS Investments, LLC

The portfolio managers at the Adviser may manage multiple accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Saratoga Capital Management, LLC

Potential conflicts of interest may exist between Saratoga and its advisory clients under certain circumstances in which Saratoga provides services to clients, including those related to securities transactions as agent (or in certain cases as principal) on behalf of clients. To the extent such potential conflicts exist, Saratoga will only engage in the activity giving rise to the conflicts if it first obtains the client's informed consent in those circumstances where the client may consent. In such circumstances, Saratoga must make full disclosure to the advisory client, through Form ADV or otherwise, such as by contract or offering memorandum or similar document.

Zacks Investment Management, Inc.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

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Zacks Investment Management, Inc. (“Zacks” or “ZIM”) has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the funds or other account(s) involved.  The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

M.S. Sass Investors Services, Inc.

The investment teams at M.D. Sass may manage numerous accounts for multiple clients. These accounts may include separately managed accounts as well as various pooled investment vehicles (e.g., hedge funds, private equity funds and mutual funds). Each investment team makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When an investment adviser has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, M.D. Sass may receive fees from certain accounts that are higher than the fee it receives from the Portfolio or may include fees that are tied to the performance of such accounts. In this instance, the investment teams may have an incentive to favor the higher fee or performance-based fee accounts over the Portfolio. M.D. Sass has adopted policies and procedures that are reasonably designed to allocate investment opportunities among all its accounts on a fair and equitable basis over time.

M.D. Sass has also adopted a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of its advisory clients.

Smith Asset Management Group

Smith Group’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Portfolios’ investments, on the one hand, and the investments of the other accounts, on the other. Therefore, potential conflicts of interest may arise as a result of managing accounts with investment objectives which are similar to or identical to the Portfolios’ including, trade allocation and research acquisition whereby the Portfolio Managers could favor one account over another. However, Smith Group has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Vaughan Nelson Investment Management, L.P.

The portfolio managers for the Mid Capitalization Portfolio are required to comply with the policies and procedures adopted by Vaughan Nelson Investment Management, L.P., which are designed to address potential conflicts of interest as they may arise. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Mid Capitalization Portfolio may be presented with the following potential conflicts:

•         a conflict between the investment strategy of the Mid Capitalization Portfolio and the other strategies and accounts managed by the portfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more than one investment strategy;

•         a conflict in the allocation of investment opportunities amongst accounts within the strategy employed by the Mid Capitalization Portfolio;

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•         a conflict in the allocation of limited investment opportunities between the strategy employed by the Mid Capitalization Portfolio and other managed accounts for which advisory fees are based upon the performance of the account; and

•         a conflict between the investment strategy of the Mid Capitalization Portfolio and the portfolio managers’ personal accounts.

Vaughan Nelson Investment Management, L.P. maintains policies and procedures in place (including a Code of Ethics governing all activities and trading within personal accounts) that address these potential conflicts of interest to aid in assuring that investment opportunities are allocated fairly and equitably amongst all client accounts.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager of the Health & Biotechnology Portfolio.  Mr. Oelschlager and Mr. Stimpson are co-portfolio managers for the Technology & Communications Portfolio. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Portfolio trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Portfolio. However, Oak Associates, ltd. has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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James Alpha Advisors, LLC

An affiliate of James Alpha, James Alpha Management, LLC (“JAM”), is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Portfolios.  To the extent the personnel involved in making investment decisions for James Alpha are also involved in making investment decisions for JAM (i.e., such selection has not been delegated to a sub-adviser), such personnel may therefore have an incentive to favor such private funds over the Portfolios. James Alpha has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors.  James Alpha periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment.  James Alpha educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

James Alpha is guided by its fiduciary obligations, including its duty to act fairly and in the best interest of its clients, in making all decisions regarding the Portfolios.

Ranger Global Real Estate Advisors, LLC

There may be situations in which Ranger Global Real Estate Advisors, LLC (“Ranger”) may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

•	Business Relationships – This type of conflict would occur if Ranger or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of Ranger or its affiliate with the company or proponent.
•	Personal Relationships – Ranger or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.
•	Familial Relationships – Ranger or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

•	Financial Based Materiality – Ranger presumes a conflict to be non-material unless it involves at least $500,000.
•	Non-Financial Based Materiality – Non-financial based materiality would impact the members of the Ranger portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, Ranger shall vote in accordance with the advice of a proxy voting service. Ranger currently uses ISS to provide advice on proxy voting decisions.

Ranger’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.	Identifying Conflicts – The CCO of Ranger is responsible for monitoring the relationships of Ranger for purposes of Ranger's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of Ranger shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of Ranger if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.  Identifying Materiality – The CCO of Ranger shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.  Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of Ranger determines that the relationship between Ranger and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that Ranger will vote its proxy based on the advice of ISS or other consulting firm then engaged by Ranger.

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Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case Ranger again will vote its proxy based on the advice of ISS or other consulting firm then engaged by Ranger. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify Ranger from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which Ranger will vote its proxy based on the advice of ISS or other consulting firm then engaged by Ranger, the CCO of Ranger shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of Ranger will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

Bullseye

Bullseye is the investment adviser to pooled investment vehicles, such as private hedge funds, as well as institutional separate accounts.  These accounts may pay Bullseye a higher fee, including an incentive allocation, than the fee Bullseye receives for sub-advising the Portfolio.  Bullseye may therefore have an incentive to favor such higher fee paying accounts over the Portfolio in the allocation of investment opportunities. Bullseye has developed and maintains trade allocation procedures that seek to ensure that all clients are treated fairly and equitably over time, and to prevent these conflicts from influencing the allocation of investment opportunities among clients.

EAB

EAB intends to identify, communicate, negotiate and resolve conflicts in a manner consistent with the best interests of its clients, regardless of the cause or origin of the conflict or whether it is attributable to EAB or a third party.

Kellner Private Fund Management, LP

Kellner Private Fund Management, LP (“Kellner”) does not believe that material conflicts of interest exist between the management of the Portfolio and other Kellner accounts. The Portfolio and the other accounts managed by the portfolio managers are similarly managed and follow strict and detailed written allocation procedures designed to allocate security purchases and sales between all accounts in a fair and equitable manner. All trade allocations are subject to review by Kellner’s Chief Compliance Officer and subject to additional oversight by a senior officer of Kellner.

Yorkville

Yorkville intends to identify, communicate, negotiate and resolve conflicts in a manner consistent with the best interests of its clients, regardless of the cause or origin of the conflict or whether it is attributable to Yorkville or a third-party.

Concise Capital Management, LP, Amundi and Coherence

Each Sub-Adviser has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for each Sub-Adviser and the individuals that it employs. For example, the Sub-Advisers seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Advisers will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

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Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Each Sub-Adviser, or its affiliates, as applicable, may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to each Sub-Adviser, as applicable, and its affiliates.

Compensation

CLS Investments, LLC

The compensation of the Adviser’s portfolio managers is based on a number of factors. These factors include an annual fixed salary that is based on various market factors and the skill and experience of the individual. The portfolio managers are also eligible to receive a discretionary bonus. The discretionary bonus takes into accounts several factors including the Adviser’s profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions and the performance of Fund clients based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of the Fund’s relative benchmarks for the preceding one and three year periods. The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

Saratoga Capital Management, LLC

Portfolio managers are paid a base salary and bonus, which are both at the sole discretion of Saratoga Capital Management, LLC’s managing director.

Zacks Investment Management, Inc.

Portfolio managers receive a salary and bonus based on the performance of the strategy they manage.

M.D. Sass Investors Services, Inc.

Martin D. Sass, Chairman and Chief Executive Officer of M.D. Sass, receives a base salary and is an equity owner of M.D. Sass. The other M.D. Sass Relative Value Equity team members are compensated with competitive base salaries and a bonus through a profit sharing incentive compensation plan that is based on a percentage of the firm’s profitability and the individual performance of each team member.

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One-third of such incentive compensation is invested in one of the equity strategies managed by the team and fully vested over time. In addition, M.D. Sass Relative Value Equity team members are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan and also includes a profit sharing contribution.

Smith Asset Management Group

Portfolio managers receive a base salary comparable with industry standards plus a bonus that reflects overall performance and contribution. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance, client service, quantitative research and marketing.

As a mechanism for retaining key personnel, we have an active program to distribute partnership shares to all key employees. All members of the investment management team are owners of the firm and as such, in addition to their base salary and performance bonuses, they receive dividend distributions which are commensurate with the overall profitability of the firm.

Oak Associates, ltd.

Mr. Oelschlager of Oak Associates, ltd. is the portfolio manager for the Health & Biotechnology Portfolio. Mr. Oelschlager and Mr. Stimpson are co-portfolio managers for the Technology & Communications Portfolio. Messrs. Oelschlager and Stimpson are each compensated by Oak Associates, ltd. for their management of the Portfolios.  A Portfolio’s portfolio manager compensation consists of a base salary and a discretionary quarterly bonus, which is based on the amount of assets under the Adviser’s management.  A portfolio manager’s base salary is determined at the time of employment and remains constant throughout employment.  The quarterly bonus is based on the Adviser’s assets under management.

Vaughan Nelson Investment Management, L.P.

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

•	Performance of the strategy managed (both absolute and relative to peers)
•	Amount of revenue derived from the strategy managed
•	Contribution to the development and execution of the firm’s investment philosophy and process
•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed products(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Portfolio and any other accounts managed.

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Ranger Global Real Estate Advisors, LLC

Mr. Duffy receives compensation for his services as Portfolio Manager in the form of a salary paid by Ranger plus an equity participation in the net income of Ranger.

James Alpha Advisors

Messrs. Greene, Vitalie and Montague, as owners of James Alpha, are compensated solely through equity participation in the net income of James Alpha. This includes participation in a discretionary profit sharing plan that benefits all employees.  Mr. Beleznay receives compensation for his services in the form of a base salary, a discretionary bonus, and a share on the net revenue generated by the products managed by Mr. Beleznay.

Kellner Private Fund Management, LP

Mr. Kellner is paid a base salary and as the majority member, shares in the net income of Kellner. Mr. Pultz is paid a base salary and share in the incentive fees earned on the portfolios they manage.

Bullseye

Bullseye’s portfolio manager compensation structure has two primary components: (1) a discretionary annual cash bonus based on the profitability of the firm; and (2) a profit participation based on the incentive allocation derived from privately offered limited partnerships managed by the portfolio managers.  Bullseye believes this compensation structure aligns the portfolio managers’ interests with the interest of its clients.

Yorkville

Messrs. Schuringa, Hug, Edelstein, and Hershey are compensated for their services as Portfolio Managers through salary and an annual bonus. The annual bonus is related to overall contribution to performance, relative performance versus a benchmark, and delivering positive returns. No differences exist between methods used to evaluate the Portfolio Managers’ performance across different funds/strategies.

Coherence Capital Partners LLC

Portfolio managers are compensated in salary and bonus.  They all receive the same salary and their bonus is at the sole discretion of the managing member.  There are no deferred compensation, retirement plans or other arrangements.

EAB

Messrs. Boll, Visconto and Ryan are compensated through the receipt of a share of the profits of EAB.  For their services as Portfolio Managers to the Portfolios for which EAB acts as sub-adviser, Messrs. Boll, Visconto and Ryan each receive an equal share of the profits generated from these accounts.  For their services to other accounts, Messrs. Boll, Visconto and Ryan may each receive a different (unequal) share of the profits related to management of such accounts.  Profits generated by EAB are also shared with certain employees of EAB other than Messrs. Boll, Visconto and Ryan.

Concise

For services as portfolio managers to the James Alpha Hedged High Income Portfolio, Messrs. Koach and Krasner receive a salary for the work performed on behalf of Concise. As each has a 25% ownership interest of Concise, Messrs. Koach and Krasner also share in the profits of Concise.

Amundi

For services as portfolio manager to the James Alpha Hedged High Income Portfolio, Mr. Duensing receives a salary for the work performed on behalf of Amundi. The firm has designed a long-term compensation program that provides equity-like incentives based on rewards for long-term success of the firm. Mr. Duensing’s package is a combination of base salary, cash bonus, and these equity-like incentives as a member of the senior professional staff.

Ownership of Securities – August 31, 2017

Portfolio Manager	Portfolio(s) Managed	Dollar Range of Equity Securities Beneficially Owned
Marc Pfeffer	U.S. Government Money Market Portfolio	None
Josh Jenkins	U.S. Government Money Market Portfolio	None
Stephen Ventimiglia*	Investment Quality Bond Portfolio	None
	Municipal Bond Portfolio	None
Bruce E. Ventimiglia*	Investment Quality Bond Portfolio	$1 - $10,000
	Municipal Bond Portfolio	None
Jonathan W. Ventimiglia*	Investment Quality Bond Portfolio	None
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	Municipal Bond Portfolio	None
Martin D. Sass	Large Capitalization Value Portfolio	None
Stephen S. Smith*	Large Capitalization Growth Portfolio	None
	Financial Services Portfolio	None
	Energy & Basic Materials Portfolio	None
	International Equity Portfolio	None
John D. Brim*	Large Capitalization Growth Portfolio	None
	Financial Services Portfolio	None
	Energy & Basic Materials Portfolio	None
	International Equity Portfolio	None
Stephanie C. Jones*	Energy & Basic Materials Portfolio	None
	International Equity Portfolio	None
Chris D. Wallis	Mid Capitalization Portfolio	None
Scott J. Weber	Mid Capitalization Portfolio	None
Dennis Alff	Mid Capitalization Portfolio	None
Chad D. Fargason, PhD	Mid Capitalization Portfolio	None
Mitchel Zacks	Small Capitalization Portfolio	None
Mark Oelschlager, CFA	Health & Biotechnology Portfolio	None
	Technology & Communications Portfolio	None
Robert D. Stimpson, CFA	Technology & Communications Portfolio	None
Andrew J. Duffy	James Alpha Global Real Estate Portfolio	$10,001-$50,000
	James Alpha Multi Strategy Portfolio	None
Kevin R. Greene	James Alpha Multi Strategy Portfolio	None
	James Alpha Macro Portfolio	None
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Hedged High Income Portfolio	None
James S. Vitalie	James Alpha Multi Strategy Portfolio	None
	James Alpha Macro Portfolio	None
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Hedged High Income Portfolio	None
Michael J. Montague	James Alpha Multi Strategy Portfolio	$10,001-$50,000
	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
	James Alpha Hedged High Income Portfolio	None
Edward Boll	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
Akos Beleznay	James Alpha Macro Portfolio	None
William H. Bales	James Alpha Multi Strategy Portfolio	None
Jakob V. Holm, CFA	James Alpha Multi Strategy Portfolio	None
Darren R. Schuringa, CFA	James Alpha Multi Strategy Portfolio	None
James A. Hug	James Alpha Multi Strategy Portfolio	None
Leonard Edelstein	James Alpha Multi Strategy Portfolio	None
William N. Hershey, CFA	James Alpha Multi Strategy Portfolio	None
Christopher Pultz	James Alpha Multi Strategy Portfolio	None
George Kellner	James Alpha Multi Strategy Portfolio	None
William Visconto	James Alpha Managed Risk Domestic Equity Portfolio	$50,001-$100,000
	James Alpha Managed Risk Emerging Markets Equity Portfolio	$10,001-$50,000
James Ryan	James Alpha Managed Risk Domestic Equity Portfolio	None
	James Alpha Managed Risk Emerging Markets Equity Portfolio	None
Glenn Koach	James Alpha Hedged High Income Portfolio	None
Tom Krasner	James Alpha Hedged High Income Portfolio	None
Jon Duensing	James Alpha Hedged High Income Portfolio	None
William N. Hershey	James Alpha Multi Strategy Portfolio	None
Sal Naro	James Alpha Hedged High Income Portfolio	None
Vincent Mistretta	James Alpha Hedged High Income Portfolio	None
Michael Cannon	James Alpha Hedged High Income Portfolio	None

* As of December 31, 2017

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CODE OF ETHICS. The Trust, Saratoga, James Alpha, the Advisers, Sub-Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolios. These codes are designed to protect the interests of the Portfolios’ shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Portfolio to the Portfolio’s Advisers, Sub-Advisers, Saratoga or to James Alpha, as applicable, which will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Advisers, Sub-Advisers, Saratoga and James Alpha may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolios’ shareholders, and those of the Advisers, Sub-Advisers, Saratoga and James Alpha or their affiliates. In such a case, the Trust’s policy requires that the Advisers, Sub-Advisers, Saratoga and James Alpha abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast. Each of the Advisers, Sub-Advisers, Saratoga’s and James Alpha’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. Once a Portfolio commences operations, the actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Portfolios’ proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga services the James Alpha Macro Portfolio, the James Alpha Global Real Estate Investments Portfolio, the James Alpha Multi Strategy Alternative Income Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio, and the James Alpha Hedged High Income Portfolio, in a supervision capacity with responsibility to monitor the performance of those Portfolios’ outside service providers (other than sub-advisers, which are monitored by James Alpha), assist in the review of the financial statements and other regulatory filings of those Portfolios and assist in the review of materials for board meetings related to those Portfolios. Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolios. For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Each of the following Portfolios accrued the following amounts in administrative fees for the last three fiscal years:

	8/31/15	8/31/16	8/31/17
U.S. Government Money Market Portfolio	$4,709	$8,305	$4,322
Investment Quality Bond Portfolio	26,204	27,664	24,517
Municipal Bond Portfolio	8,594	8,548	8,531
Large Capitalization Value Portfolio	66,414	57,358	40,436
Large Capitalization Growth Portfolio	83,021	98,394	85,258
Small Capitalization Portfolio	31,390	24,336	26,089
International Equity Portfolio	28,313	32,002	23,840
Health & Biotechnology Portfolio	55,470	55,227	47,663
Technology & Communications Portfolio	105,021	95,858	100,319
Energy & Basic Materials Portfolio	10,647	8,617	7,555
Financial Services Portfolio	7,176	7,346	6,678
Mid Capitalization Portfolio	44,647	$43,020	37,604
James Alpha Macro Portfolio	38,900	$42,946	30,409
James Alpha Global Real Estate Portfolio	810,866	881,576	822,795
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James Alpha Multi Strategy Portfolio*	37,618	44,114	40,114
James Alpha Managed Risk Domestic Equity Portfolio**	1,065	14,928	14,424
James Alpha Managed Risk Emerging Markets Equity Portfolio**	952	16,573	19,569
James Alpha Hedged High Income Portfolio	N/A	74,793	$57,707

* Commenced operations on September 29, 2014.

** Commenced operations on July 31, 2015.

With respect to the James Alpha Hedged High Income Portfolio, the Predecessor Portfolio accrued the following amounts in administrative fees for the period indicated:

Fiscal Year Ended October 31, 2015
$69,993

In addition, Gemini Fund Services, LLC, acts as the Trust’s Custody Administrator. The fees paid to Gemini Fund Services, LLC as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the Portfolios may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio. In these situations, the Portfolios may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

PLANS OF DISTRIBUTION. The Trust, on behalf of the Initial Portfolios, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Class of the Initial Portfolios, other than Class I, pays the Distributor or other entities, including Saratoga, compensation accrued daily and payable monthly. Class A Shares charge a Rule 12b-1 fee at the annual rate of 0.40% of average daily net assets and Class C Shares charge a Rule 12b-1 fee at the annual rate of 1.00% of average daily net assets, all of which may be paid to Saratoga, the Distributor, or other entities. The Distributor has informed the Trust that a portion of the fees payable each year pursuant to the Plan equal to 0.25% of such Class’s average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member), all of which may be paid to Saratoga, the Distributor or other entities. The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class is characterized as an “asset-based sales charge” as defined in the aforementioned Rules of FINRA.

The Trust, on behalf of the James Alpha Macro Portfolio, the James Alpha Global Real Estate Portfolio, the James Alpha Multi Strategy Portfolio, the James Alpha Managed Risk Domestic Equity Portfolio, the James Alpha Managed Risk Emerging Markets Equity Portfolio and the James Alpha Hedged High Income Portfolio has adopted a Plan, under which each Portfolio is authorized to pay up to 0.25% and 1.00% of the Portfolio’s average daily net assets annually for each of its Class A and Class C shares, respectively, all of which may be paid to Saratoga, James Alpha, the Distributor or other entities.

The Distributor or other entities, including the Managers, also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

For the fiscal year ended August 31, 2017, the Portfolios paid the following fees pursuant to the Plan:

U.S. Government Money Market Portfolio
Class A	$1,142*
Class C	$5,630*
Investment Quality Bond Portfolio
Class A	$446
Class C	$4,088

Municipal Bond Portfolio
Class A	$35
Class C	$2,359

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Large Capitalization Value Portfolio
Class A	$2,103
Class C	$9,758

Large Capitalization Growth Portfolio
Class A	$7,851
Class C	$ 81,345

Small Capitalization Portfolio
Class A	$204
Class C	$3,145

International Equity Portfolio
Class A	$152
Class C	$2,803

Health & Biotechnology Portfolio
Class A	$28,750
Class C	$26,126

Technology & Communications Portfolio
Class A	$64,061
Class C	$78,437

Energy & Basic Materials Portfolio
Class A	$ 2,188
Class C	$1,119

Financial Services Portfolio
Class A	$502
Class C	$960

Mid Capitalization Portfolio
Class A	$9,304
Class C	$10,806

James Alpha Macro Portfolio
Class A	$1,743
Class C	$12,100

James Alpha Global Real Estate Portfolio
Class A	$237,749
Class C	$710,115

James Alpha Multi Strategy Portfolio
Class A	$277
Class C	$3,187

James Alpha Managed Risk Domestic Equity Portfolio
Class A	$1,031
Class C	$3,674

James Alpha Managed Risk Emerging Markets Equity Portfolio
Class A	$435

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Class C	$1,202

James Alpha Hedged High Income Portfolio Class A Class C	$4,940** $5,796

* Amounts were waived.

** Effective December 8, 2017, the Portfolio’s 12b-1 fee applicable to Class A shares was reduced from 0.40% to 0.25%.

With respect to the James Alpha Hedged High Income Portfolio, the following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of the Predecessor Portfolio and the amount retained by ALPS Portfolio Solutions Distributor, Inc., the Predecessor Portfolio’s principal underwriter (“APSD”), for the fiscal year or period noted below:

October 31, 2015
Total Sales Charge	Amount Retained
$2,213	$351

The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on October 9, 1998 and were last approved on April 12, 2017.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. The Distributor estimates that the amounts paid under the Plan for the fiscal year ended August 31, 2017 was spent in approximately the following ways: (i) $894,848(67.9%) on compensation to broker-dealers; (ii) $50,296 (3.8%) on interest, carrying or other financing charges; and (iii) $373,647 (28.3%) on marketing and support services. At any given time, the expenses in distributing shares of each Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio.

Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm.

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Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Each Adviser/Sub-Adviser, and James Alpha with respect to the James Alpha Macro Portfolio, is responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. As most, if not all, purchases made by the income Portfolios are principal transactions at net prices, those Portfolios pay no brokerage commissions; however, prices of debt obligations reflect mark-ups and mark-downs which constitute compensation to the executing dealer. Each Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Adviser, Sub-Adviser or Manager seeks to obtain prompt execution of orders at the most favorable net price. If an Adviser, Sub-Adviser or Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Portfolio or that Adviser, Sub-Adviser or Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Advisers or Manager from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolios directly. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Adviser, Sub-Adviser or Manager may pay a higher commission than other brokers would charge if the Adviser or Manager determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to one or more of the Portfolios and/or other accounts of the Advisers, Sub-Advisers or Manager or their affiliates; information received in connection with directed orders of other accounts managed by the Advisers, Sub-Advisers or Manager or their affiliates may or may not be useful to one or more of the Portfolios. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Advisers, Sub-Advisers or Manager, to make available additional views for consideration and comparison, and to enable the Advisers, Sub-Advisers or Manager to obtain market information for the valuation of securities held in a Portfolio’s assets. Each Adviser or Manager is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Advisers and James Alpha currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Adviser and James Alpha to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or FCM for the Trust. In order for an affiliate of an Adviser, Sub-Adviser, James Alpha or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

For the fiscal years ended August 31, 2015, 2016 and 2017, the Trust paid brokerage commissions of approximately, $ 1,030,670, $919,388 and $1,012,066, respectively.

With respect to the James Alpha Hedged High Income Portfolio, the following table lists the total amount of brokerage commissions paid by the Predecessor Portfolio for the fiscal year or period noted below:

Fiscal Year Ended October 31, 2015
$2,710
82

Since its inception, the Predecessor Portfolio paid no affiliated brokerage commissions. During the Predecessor Portfolio’s fiscal year ended October 31, 2015, the Predecessor Portfolio did not pay brokerage commissions to brokers because of research services provided. As of October 31, 2015, the Predecessor Portfolio did not own securities of its regular broker-dealers (or parents).

For the fiscal years ended August 31, 2015, 2016 and 2017, the Trust paid no affiliated brokerage commissions. During the fiscal year ended August 31, 2017, the Portfolios paid brokerage commission to brokers because of research services provided as follows:

Portfolio	Brokerage Commissions in Connection with Research Services Provided for Fiscal Year Ended August 31, 2017	Aggregate Dollar Amount of Transactions for Which Such Commissions were Paid for Fiscal Year Ended August 31, 2017
Health & Biotechnology	$2,864	$4,931,218
Technology & Communications	$5,825	$9,458,685
Energy & Basic Materials	None	None
Financial Services	None	None
Mid Capitalization	$5,949	$8,054,972
Large Cap Value	None	None
Large Cap Growth	None	None
Small Capitalization	$3,712	$20,757,703
International Equity	$11,132	$8,091,215
Investment Quality Bond	None	None
Municipal Bond	None	None
U.S. Government Money Market	None	None
James Alpha Macro	None	None
James Alpha Global Real Estate	$699,208	$1,037,475,235
James Alpha Multi Strategy	$9,841	$19,783,288
James Alpha Managed Risk Domestic Equity Portfolio	None	None
James Alpha Managed Risk Emerging Markets Equity Portfolio	None	None
James Alpha Hedged High Income Portfolio	None	None

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price.

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Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date or if a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

The U.S. Government Money Market Portfolio may utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Portfolio. The Portfolio may utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates.

The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods, the yield to investors in the Portfolio may differ somewhat from that obtained in a similar company which uses mark to market values from all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. In addition, for regulatory purposes, the U.S. Government Money Market Portfolio calculates it market based NAV per share on a periodic basis.

The Portfolio’s use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the 1940 Act (the “Rule”), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolios investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees’ considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or as provided by the Agreement and Declaration of Trust, reducing the number of the outstanding shares of the Portfolio to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders).

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Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Portfolio’s capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Portfolio.

The Rule further requires that the Portfolio limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule, as amended, also requires the Portfolio to maintain a dollar-weighted average portfolio maturity of 60 days or less and maintain a weighted average life of 120 days or less. For purposes of calculating daily weighted average portfolio maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day weighted average life limitation could serve to limit the Portfolio's ability to invest in adjustable rate securities.

Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Portfolio’s interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

An Eligible Security is defined in the Rule to mean a security, which: (a) has a remaining maturity of thirteen months or less; (b) (i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security.

As permitted by the Rule, the Trustees have delegated to the Portfolio’s Adviser, subject to the Trustees’ oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Portfolio and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

The Portfolio will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Portfolio’s net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust’s $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may eliminate the payment of daily dividends for a period of time in an effort to restore the Trust’s $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Portfolio may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, each Portfolio of the Trust and shareholders of Portfolios, and is not intended as a substitute for careful tax planning.

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The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in each Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to a Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax (or, in the case of ordinary dividends of the Municipal Bond Portfolio, may be “exempt-interest dividends” generally exempt from federal income tax). The tax treatment of the investment activities of each Portfolio will affect the amount and timing and character of the distributions made by such Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. Each Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for a Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, a Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, a Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, a Portfolio must satisfy the following requirements:

•	Distribution Requirement — the Portfolio must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement — the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

Each Portfolio in the Trust generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If a Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

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Gains or losses on sales of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

A Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining a Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A "qualified late year loss" includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year, and
(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If a Portfolio is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of a Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of a Portfolio. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when a Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, a Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause a Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by a Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio’s assets to be invested in various countries is not known. If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year (and if the Portfolio is a qualified fund of funds, as discussed above), the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

THE U.S. GOVERNMENT MONEY MARKET PORTFOLIO

The U.S. Government Money Market Portfolio intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net investment income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Portfolio.

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Net income will be calculated immediately prior to the determination of net asset value per share of the U.S. Government Money Market Portfolio. On occasion, in order to maintain a constant $1.00 per share net asset value, the managers of the U.S. Government Money Market Portfolio may direct that the number of outstanding shares be reduced in each shareholder’s account upon notice to shareholders. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e. dividends less such reductions), if any, in the shareholder’s account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

THE MUNICIPAL BOND PORTFOLIO

Because the Municipal Bond Portfolio will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond Portfolio is not deductible for federal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Municipal Bond Portfolio which represents income derived from private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, as noted in the Prospectus, some of the Municipal Bond Portfolio’s dividends may be a specific preference item or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. However, under the American Recovery and Reinvestment Act of 2009, tax-exempt interest on private activity bonds issued in 2009 and 2010 is not an item of tax preference for purposes of the federal alternative minimum tax. In addition, the receipt of dividends and distributions from the Municipal Bond Portfolio also may affect a Subchapter S corporate shareholder’s federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax, the federal environmental tax, the federal branch profits tax or the federal excess net passive income tax.

Each shareholder of the Municipal Bond Portfolio will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the Portfolio for the prior calendar year. These statements also will designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder of the Municipal Bond Portfolio will also receive a report of the percentage and source on a state-by-state basis of interest income on municipal obligations received by the Portfolio during the preceding year. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. In the event that the Municipal Bond Portfolio derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its actual taxable net investment income bears to its total taxable net investment income earned on that day. Therefore, the percentage of each day’s dividend designated as taxable, if any, may vary from day to day.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Municipal Bond Portfolio could be affected. In that event, the Board of Trustees of the Trust would reevaluate the investment objectives and policies of the Municipal Bond Portfolio.

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to a municipal security could cause interest on the municipal security, as well as distributions derived from this interest, to become taxable, perhaps retroactively to the date the municipal security was issued.

Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Municipal Bond Portfolio, or to all categories of investors, some of which may be subject to special rules. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

THE JAMES ALPHA MACRO PORTFOLIO

The Portfolio invests in derivatives, financially-linked instruments, and the stock of the Subsidiary to gain exposure to the commodity markets. This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities. Also, these commodity-linked investments and the income earned thereon must be taken into account by the Portfolio in complying with the distribution, income and asset diversification requirements as described below.

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DISTRIBUTION REQUIREMENT. The Portfolio intends to distribute the Subsidiary’s income each year in satisfaction of the Portfolio’s Distribution Requirement. The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (“CFC”) with respect to the Portfolio. As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (“subpart F income”), whether or not such earnings are distributed by the Subsidiary to the Portfolio. It is expected that all of the Subsidiary’s income will be subpart F income. The Portfolio’s tax basis in the Subsidiary will be increased as a result of the Portfolio’s recognition of the Subsidiary’s subpart F income. The Portfolio will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income, although its tax basis in the Subsidiary will be decreased by such amount. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Portfolio and such loss cannot be carried forward to offset taxable income of the Portfolio or the Subsidiary in future periods. Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates or eligible for the dividends received deduction in the case of corporations. The Subsidiary likely will also be classified as a PFIC as defined below in “Tax Treatment of Portfolio Transactions - PFIC Investments” but the CFC rules supersede the PFIC rules.

INCOME REQUIREMENT. Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. See, “Tax Treatment of Portfolio Transactions -Investments in commodities — structured notes, corporate subsidiary and certain ETFs.” Also, the IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. In addition, the IRS has also issued a number of private letter rulings concluding that income derived from subsidiaries similar to the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps. According to these private letter rulings, the income derived from the subsidiary is qualifying income regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary. Private letter rulings can only be relied upon by the taxpayer that receives them. However, based on the principles underlying these rulings, the Portfolio intends to treat its income from the commodity-linked notes and the Subsidiary as qualifying income. The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. There can be no assurance that the IRS will not change its position with respect to some or all of these issues. If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the Board may authorize a significant change in investment strategy or Portfolio liquidation. The tax treatment of a Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above.

ASSET DIVERSIFICATION TEST. For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would generally be considered a security of one issuer. Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

TAXATION OF THE SUBSIDIARY. On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands.

Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands. In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business. Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts. It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments in part because it will not earn significant amounts of U.S. source income, which is the basis for the U.S. withholding tax.

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Each Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

ALL PORTFOLIOS

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from any Portfolio in the Trust (other than “exempt-interest dividends” received from the Municipal Bond Portfolio). Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by a Portfolio as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by a Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by a Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by a Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, a Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in the U.S. Government Money Market Portfolio that seeks to maintain a stable net asset value) may result in higher taxes. This is because a Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce a Portfolio’s after-tax performance.

The capital losses of a Portfolio, if any, do not flow through to shareholders. Rather, a Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if a Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of a Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of a Portfolio's next taxable year, and the excess (if any) of a Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of a Portfolio's next taxable year. Any such net capital losses of a Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by a Portfolio in succeeding taxable years. However, for any net capital losses realized in taxable years of a Portfolio beginning on or before December 22, 2010, a Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of a Portfolio. An ownership change generally results when shareholders owning 5% or more of a Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period.

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An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing a Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Portfolio’s shareholders could result from an ownership change. A Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond a Portfolio’s control, there can be no assurance that a Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if a Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2017 (for the tax year ended December 31, 2016, for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

			Non-Expiring	Non-Expiring
	Expiring		Short-Term	Long-Term	Total
Saratoga Large Capitalization Value Portfolio	$—		$—	$—	$—
Saratoga Large Capitalization Growth Portfolio	—		—	—	—
Saratoga Mid Capitalization Portfolio	—		—	—	—
Saratoga Small Capitalization Portfolio	—		118,027	—	118,027
Saratoga International Equity Portfolio	1,801,080	8/31/2018	644,791	586,542	3,032,413
Saratoga Health & Biotechnology Portfolio	—		—	—	—
Saratoga Technology & Communications Portfolio	—		—	—	—
Saratoga Energy & Basic Materials Portfolio	292,003	8/31/2018	899,888	94,075	1,285,966
Saratoga Financial Services Portfolio	582,779	8/31/2018	—	—	582,779
	38,144	8/31/2019	—	—	38,144
	620,923				620,923
Saratoga Investment Quality Bond Portfolio	—		—	—	—
Saratoga Municipal Bond Portfolio	—		91	—	91
Saratoga U.S. Government Money Market Portfolio	—		—	—	—
James Alpha Macro Portfolio	—		440,516	793,653	1,234,169
James Alpha Global Real Estate Investments	—		—	—	—
James Alpha Multi Strategy Portfolio	—		—	—	—
James Alpha Managed Risk Domestic Equity Portfolio	—		171,809	—	171,809
James Alpha Managed Risk Emerging Markets Equity Portfolio	—		85,542	—	85,542
James Alpha Hedged High Income Portfolio	—		170,281	1,368,295	1,538,576

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that each Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

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Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by a Portfolio and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by a Portfolio from long-term capital gains, if any. The exemptions from U.S. withholding for interest-related dividends” paid by a Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends have been made permanent. However, the Portfolios expect to withhold taxes on such distributions regardless of the fact that they may not be required to do so. Notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolios, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which a Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. Under the Emergency Economic Stabilization Act of 2008, a Portfolio or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in a Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Portfolio on or after January 1, 2012. In the absence of an election, the Portfolios will use a default cost basis method which is the average cost method. The Portfolios are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in a Portfolio on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and that are disposed of after that date.

However, cost basis reporting is not required for certain shareholders, including shareholders investing in a Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolios do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio if you intend to utilize a method other than the Portfolio’s default method of average cost. If you do not notify a Portfolio of your elected cost basis method upon the initial purchase into your account, the Portfolio’s default method of average cost will be applied to your covered shares. The Portfolios will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS.

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However a Portfolio is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by a Portfolio. If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of a Portfolio’s shares for shares of another fund, including shares of other Portfolios in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio’s shares and receives securities that are considered substantially identical to that Portfolio’s shares or reinvests in that Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Portfolios, including the risks and special tax consequences to them from a sale of shares of a Portfolio that is a “U.S. Real Property Holding Corporation” (generally, a Portfolio 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Portfolios will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (beginning January 1, 2019) redemption proceeds and certain capital gain dividends paid by a Portfolio to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolios to enable the Portfolio to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders.

This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to a Portfolio.

In general. In general, gain or loss recognized by a Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If a Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.

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To generate cash to satisfy those distribution requirements, a Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for a Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent a Portfolio should recognize market discount on a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio should allocate payments received on obligations in default between principal and income. Recent tax legislation may, pending further regulatory guidance, require a Portfolio to accrue currently market discount with respect to a security. These and other related issues will be addressed by a Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by a Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of a Portfolio beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

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Foreign currency transactions. A Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. In certain cases, a Portfolio may make an election to treat such gain or loss as capital.

PFIC investments. A Portfolio may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Portfolio. In addition, if a Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. A Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, a Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a Portfolio that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio. While the rules are not entirely clear with respect to a Portfolio investing in a partnership outside a master feeder structure, for purposes of testing whether a Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by a Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a Portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a Portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary (such as the Subsidiary) that invest in commodities, may be considered qualifying income under the Code. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity indexed-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying income for purposes of the Income Requirement. However, no Portfolio has received such a private letter ruling, and a Portfolio is not able to rely on private letter rulings issued to other taxpayers. The IRS recently issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The tax treatment of a Portfolio’s investments in a Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS (which may be retrospective) that could affect whether income derived from such investments is qualifying income under the Income Requirement, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio. In addition, a Portfolio may gain exposure to commodities through investment in QPTPs such as an ETF that is classified as a partnership and which invests in commodities.

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Accordingly, the extent to which a Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company. A Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by a Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.

These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. A Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 24%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of a Portfolio if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. A Portfolio also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Managers and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolios) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolios’ shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolios. The Managers and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Managers and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares. You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

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DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of each Portfolio, together with shareholders of each other Portfolio in the Trust (together, “Trust Shareholders’) have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust’s outstanding shares may advise the Trustees in writing that they wish to communicate with Trust Shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or any Portfolio, shareholders of each class of shares of a Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular Portfolio will be allocated fairly among two or more Portfolios of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for each Portfolio’s obligations, and provides that each Portfolio shall indemnify any shareholder who is held personally liable for the obligations of that Portfolio. It also provides that each Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of that Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP (“TWB”) has served as the independent registered public accounting firm of each of the Initial Portfolios since August 31, 2003 and served as the independent registered public accounting firm for the James Alpha Macro Portfolio and James Alpha Global Real Estate Portfolio for the fiscal period ending August 31, 2011 and the fiscal years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014, August 31, 2013 and August 31, 2012. TWB has served as the independent registered public accounting firm of the James Alpha Multi Strategy Portfolio for the fiscal period September 29, 2014 (commencement of operations) through August 31, 2015 and for the fiscal years ended August 31, 2016 and August 31, 2017.

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TWB has served at the independent registered public accounting firm of the James Alpha Managed Risk Domestic Equity Portfolio and the James Alpha Managed Risk Emerging Markets Equity Portfolio for the fiscal period August 3, 2015 (commencement of operations through August 31, 2015) and for the fiscal years ended August 31, 2016 and August 31, 2017. TWB has served as the independent registered public accounting firm of the James Alpha Hedged High Income Portfolio for the fiscal period July 18, 2016 (commencement of operations) through August 31, 2016 and for the fiscal year ended August 31, 2017 (the Predecessor Portfolio’s unaudited financial statements in the Predecessor Portfolio’s semi-annual report for the period ended April 30, 2016 and the Predecessor Portfolio’s audited financial statements, including notes thereto and the Report of Independent Registered Public Accounting Firm issued by Deloitte & Touche LLP, in the Predecessor Portfolio’s annual report for the fiscal year ended October 31, 2015 are herein incorporated by reference). TWB’s services include auditing the annual financial statements and financial highlights of each Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, is the custodian of the assets of the Trust and the Subsidiary.

CUSTODY ADMINISTRATOR. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

DISTRIBUTOR. The Distributor’s principal address is 17605 Wright Street, Omaha, NE 68130.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolios’ dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” A Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

SUSPENSION OF SHAREHOLDER REDEMPTIONS. The U.S. Government Money Market Portfolio reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

FINANCIAL STATEMENTS

The financial statements and independent auditor’s report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust’s Annual Report to Shareholders for the year ended August 31, 2017. The Trust will provide these Reports without charge upon request by calling the Trust at 1-800-807-FUND. With respect to the James Alpha Hedged High Income Portfolio, the Predecessor Portfolio’s unaudited financial statements in the Predecessor Portfolio’s semi-annual report for the period ended April 30, 2016 and the Predecessor Portfolio’s audited financial statements, including notes thereto and the Report of Independent Registered Public Accounting Firm issued by Deloitte & Touche LLP, in the Predecessor Portfolio’s annual report for the fiscal year ended October 31, 2015 are herein incorporated by reference.

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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

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     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

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     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S GLOBAL LONG-TERM RATING SCALE

     Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

     Aa. Obligations which are rated Aa are judged to be of high quality and are subject to very low credit risk.

     A. Obligations which are rated A are judged to be upper-medium grade and are subject to low credit risk.

     Baa. Obligations which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

     Ba. Obligations which are rated Ba are judged to be speculative and are subject to substantial credit risk.

     B. Obligations which are rated B are considered speculative and are subject to high credit risk.

Caa. Bonds which are rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca. Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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C. Bonds which are rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

DESCRIPTION OF MOODY’S GLOBAL SHORT-TERM RATING SCALE

P-1. Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P LONG TERM ISSUE CREDIT RATINGS

     AAA. Obligations rated AAA have the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     AA. Obligations rated AA differ from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC and C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. Obligations rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. Obligations rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. Obligations rated CCC are currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Obligations rated CC are currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C. Obligations rated C are currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

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NR. This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P SHORT TERM ISSUE CREDIT RATINGS

A-1. Obligations rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. Obligations rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. Obligations rated A-3 exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B. Obligations rated B are regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C. Obligations rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. Obligations rated D are in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.

DESCRIPTION OF FITCH’S LONG TERM RATINGS

     AAA: Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

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a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: a. the selective payment default on a specific class or currency of debt; b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ord. execution of a distressed debt exchange on one or more material financial obligations.

D: Default. D ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, or to categories below B.

DESCRIPTION OF FITCH’S SHORT TERM RATINGS

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added + to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

 DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for U.S. municipal bond anticipation notes of up to three years maturity are designated “Moody’s Investment Grade” (“MIG”). MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG:

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MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A short-term rating designated Variable Municipal Investment Grade (“VMIG”) may also be assigned on an issue having a demand obligation. Symbols used will be as follows:

     VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

DESCRIPTION OF S&P’S RATINGS SHORT TERM NOTES

     Standard & Poor’s U.S. municipal note ratings are generally given to such notes that are due in three years or less. The rating categories are as follows:

     SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

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     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Each Portfolio has delegated responsibility to the Manager, the various Advisers or James Alpha to vote proxies in accordance with the applicable Proxy Voting Policies and Procedures (all of which are attached hereto).

Proxy Voting and Corporate Actions

Policy

CLS has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. CLS may offer assistance as to proxy matters upon a client's request, but the client retains the proxy voting responsibility and proxies are handled in accordance with each client’s arrangement with its custodian. CLS's policy of having no proxy voting responsibility is disclosed to our advisory clients through our investment advisory agreements.

CLS also serves as an investment adviser to several open-end investment companies, which according to CLS's contractual obligations, may require CLS to retain proxy voting responsibilities. CLS may retain third-party proxy voting providers for services that may include research, tracking, voting, proxy guidelines, filing Form N-PX and reporting, among others.

Background

Proxy voting is an important right of shareholders; reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers that exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer has the responsibility for the implementation and monitoring of our Proxy Voting and Corporate Actions policy and maintaining appropriate records.

Procedure

CLS has adopted the following procedures to implement our Proxy Voting and Corporate Actions policy:

•	CLS discloses its proxy voting policy of generally not having proxy voting authority in our Form ADV Part 2A.
•	CLS's advisory agreements with clients for separately managed accounts provide that CLS has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.
•	CLS agreements specify that proxies for securities held in client accounts will generally be received by the client directly from the custodian of the client's assets, or will be handled as otherwise agreed between the client and the custodian.
•	The Chief Compliance Officer reviews the nature and extent of advisory services provided by CLS and monitors such services to periodically determine and confirm that client proxies are not being voted by CLS or anyone within CLS unless expressly agreed to in writing.

Proxies for AdvisorOne Funds

CLS serves as investment adviser to certain investment companies under the AdvisorOne Funds trust and sub-adviser to certain investment companies under the Saratoga Advantage Trust (each a “Fund”). With the exception of the Funds managed as money market funds, each Fund is a fund of funds, meaning these Funds pursue their investment goals by investing primarily in other investment companies that are not affiliated (“Underlying Funds”).

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As a fund of funds, such Funds are required by the Investment Company Act to handle proxies received from Underlying Funds in a certain manner. In particular, it is the policy of CLS to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act. All proxies received from Underlying Funds will be reviewed with the Chief Compliance Officer or appropriate legal counsel, or the Chief Compliance Officer’s designee, to ensure proper voting. After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

The Chief Compliance Officer is ultimately responsible for ensuring that all proxies received by CLS are voted in a timely manner and in a manner consistent with the established CLS policies. Although the majority of proxy proposals can be handled in accordance with CLS's established proxy policies, CLS recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures.

Additional Procedures

The Chief Compliance Officer is also responsible for reviewing the proxy or corporate action proposal for conflicts of interest as part of the overall vote review process and ensuring that all corporate action notices or requests which require shareholder action received by CLS are addressed in a timely manner and consistent action is taken across all similarly situated client accounts. All material conflicts of interest so identified by CLS will be addressed according to the procedures set forth below:

1. Vote in Accordance with the Established Policy. In most instances, CLS has little or no discretion to deviate from its general proxy voting policy and shall vote, or decline to vote, in accordance with such pre-determined voting policy.

2. Client Direction. Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, CLS will not vote the proxies and will direct the client's custodian to send the proxy material directly to the client. If any proxy material is received by CLS, it will promptly be forwarded to the client or specified third party.

3. Obtain Consent of Clients. To the extent that CLS has discretion to deviate with respect to the proposal in question, CLS will disclose the conflict to the relevant clients and obtain consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of CLS's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, CLS will abstain from voting the securities held by that client’s account.

4. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct CLS to forward all proxy matters in which CLS has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendations are received on a timely basis, CLS will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendations are not timely received, CLS will abstain from voting the securities held by that client’s account.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, CLS will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities; (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by CLS that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

CLS will describe in Item 17 of our Form ADV Part 2A our proxy voting policies and procedures and will inform clients how they may obtain information on how CLS voted proxies with respect to the clients’ portfolio securities.

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Clients may obtain information on how their securities were voted or a copy of CLS's Policies and Procedures by written request addressed to CLS. CLS will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

GUIDELINES FOR EXCEPTIONS TO GENERAL POLICY

Under circumstances where CLS's general voting policies do not apply, the following guidelines are to be used in voting proposals, but will not be used as rigid rules. Each proxy issue will be considered individually.

A. Oppose

CLS will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super majority votes;
d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” provisions; and
g.	Permitting “green mail”.
2.	Providing cumulative voting rights.
3.	“Social issues,” unless specific client guidelines supersede, (e.g., restrictions regarding South

Africa.).

4.	Election of directors recommended by management and not recommended by the issuer’s board.

B. Approve

CLS will generally vote in favor of routine proposals, which are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
2.	Date and place of annual meeting.
3.	Limitation on charitable contributions or fees paid to lawyers.
4.	Ratification of directors’ actions on routine matters since previous annual meeting.
5.	Confidential voting (Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. CLS will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.).
6.	Limiting directors’ liability.
7.	Eliminate preemptive right (Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.) CLS generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, (e.g., on proposed issues representing more than an acceptable level of total dilution.).
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8.	Employee Stock Purchase Plan.
9.	Establish 401(k) Plan.

C. Case-By-Case

CLS will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

1.	Pay directors solely in stocks.
2.	Eliminate director mandatory retirement policy.
3.	Rotate annual meeting location/date.
4.	Option and stock grants to management and directors.
5.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

OVERSIGHT OF PROXY SERVICES

CLS may retain third party proxy voting services for a variety of proxy-related services. To ensure proper oversight of any third party proxy voting service, CLS will conduct the following due diligence:

•	Identification of conflicts of interest of the proxy service providers;
•	Consistency of voting with policies;
•	Documentation of due diligence and oversight reviews;
•	Independence of proxy firm;
•	Disclosures, including mutual fund Form N-1A; and
•	Proper fees.
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Proxy Voting Policies and Procedures

Oak Associates, ltd.

2017

Proxy voting is an important right of clients. When Oak Associates, ltd. has discretion to vote the proxies of its clients, two principles guide the voting: advancing the economic interests of our clients and protecting their rights as beneficial owners of the corporations in whose securities we invest.

I.	PROXY VOTING PROCEDURES
a)	Oak Associates, ltd. votes proxies with respect to the client securities where expressly given authority in writing.
b)	Oak Associates, ltd. has retained proxy agent Institutional Shareholder Services (ISS) to assist in voting proxies with respect to client securities. Oak’s Chief Compliance Officer (“CCO”) manages the relationship with ISS and ensures that all proxies are properly voted and appropriate records are being retained.
c)	ISS will retain the following information in connection with each proxy vote:
•	The issuer’s name;
•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that Oak voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or a security-holder;
•	Whether Oak cast a vote;
•	How Oak cast its vote (for the proposal, against the proposal, or abstain); and
•	Whether Oak cast its vote with or against management.
d)	The CCO and the applicable Portfolio Manager are responsible for identifying possible conflicts of interest that exist between the interests of Oak and its clients prior to the time Oak casts its vote. This examination includes a review of the relationship of Oak with the issuer of each security to determine if the issuer is a client of Oak or has some other relationship with Oak.
e)	ISS also maintains policies and practices that are designed to neutralize and guard against conflicts of interest that could arise between the issuer of the proxy and ISS or ISS’ affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.
f)	On a weekly basis, Oak will send a file to ISS, indicating the list of securities,

shares held and accounts to which shares correspond.Oak receives automated alerts from ISS on a weekly basis, which serves as notification of ballots to be reviewed and voted.

a)	Oak reviews the recommendation of ISS and submits votes to ISS electronically.
b)	Oak performs a reconciliation of ballots voted and ballots held to ensure that votes are not missed.
II.	SECURITY LENDING
1.	Oak Associates is Advisor to the Oak Associates Funds, which participates in a Security Lending Program that is administered by US Bank. The Funds maintain a separate Security Lending Policy. (See Funds Compliance Manual, Security Lending, Section 49)
2.	In advance of each proxy meeting, the record date determines how many shares a beneficial owner may vote. The bank then transmits a daily file to ISS identifying shares currently on loan including notification of how many shares may be voted. Only shares that are not on loan as of that date may be voted.
3.	Oak may determine that a material vote would be necessary and has the option to vote all shares of a particular security by requesting a recall of those shares two weeks in advance of the record date.
4.	These procedures have no impact on the ballot decisions a Portfolio Manager makes when voting proxies.
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III.	STATEMENT OF POLICY
1.	The CCO delegates decisions with respect to specific proxy issues to one of the Portfolio Managers or Research Analysts who is most familiar with the issuer and its business.
2.	Proxies are generally voted according to recommendations made by ISS Governance Services. The Analyst or Portfolio Manager may decide to vote proxies in a manner that differs from an ISS recommendation if such recommendation is deemed not to be in the best interest of the client.
3.	A Portfolio Manager or Research Analyst, as applicable, deviating from ISS recommendations must provide the CCO with a written explanation of the reason for the deviation.
4.	Oak Associates, ltd. also seeks to avoid any conflicts that may arise in the review and voting of client proxies. In the event any potential or actual conflict of interest may arise, Oak will disclose the circumstances of any such conflict to client(s) and in most cases either forward the proxy materials to the client to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances. Portfolio Managers and the CCOwith a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decision with respect to that proxy

IV. DISCLOSURE

Oak Associates, ltd. will make available these policies and procedures on the Oak Associates, ltd. website at www.oakassociates.com.

Oak Associates, ltd. will disclose a concise summary of the firm’s proxy policy and procedures and indicate in its Form ADV Part 2A that clients may contact Client Services via e-mail or by telephone in order to obtain information on how Oak voted such client’s proxies, and to request a copy of these procedures and policies. If a separate account client requests this information, Client Services will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Oak voted the client’s proxy.

Oak’s Form ADV disclosures will be amended whenever these procedures and policies are updated.

V.	RECORDKEEPING

The CCO has overall responsibility for maintaining files and records regarding Oak Associates, ltd. proxy policies and practices in an appropriate manner and for the required period, i.e., two years on-site in Oak Associates, ltd. offices and at least an additional three years off-site in secure and accessible facilities. The firm’s recordkeeping procedures include the following:

•	Oak Associates, ltd. maintains relevant records, in paper or electronic format, i.e., internally and EDGAR, including proxy statements, related research materials, proxy ballots and votes, on an issuer and client basis.
•	Oak Associates, ltd. also maintains an annual file of records of any written client requests for proxy voting information for their portfolio securities and provides information to clients as requested.
VI.	ANNUAL AND ONGOING REVIEW

The CCO will review on an annual basis the adequacy of the firm’s proxy voting policies and procedures. The CCO will conduct periodic due diligence over the proxy service provider’s practices.

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M.D. SASS ORGANIZATION

PROXY VOTING POLICY

Dated as of August 2016

It is the policy of M.D. Sass to vote proxies in the interest of maximizing value for M.D. Sass’ Clients. Proxies are an asset of a client, which should be treated by M.D. Sass with the same care, diligence, and loyalty as any asset belonging to a client. To that end, M.D. Sass will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the security to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote, and portfolio managers may be consulted by the Chief Compliance Officer (or his designee) when voting proxies of securities recommended by such portfolio managers. The Firm may utilize the services of third parties, such as Proxy Edge, to assist the Firm in meeting its proxy voting obligations. In addition, the Firm may abstain (or otherwise be unable to vote) proxies as may be directed by the Firm’s Clients or to the extent it may be impractical or impossible for the Firm to vote proxies (e.g., unavailability, limited value, or unjustifiable costs).1

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our Clients. Additional considerations effecting the decision to vote for are listed below:

a.       Election of management slate of directors – consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:

(i) 2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

(ii) Consider company’s long-term value growth as judged by performance indicators.

(iii) Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.

(iv) Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i) Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).

(ii) Attendance at 75% of meetings or withhold vote.

(iii) If the Director is employed full time – service on no more than 3 public company Boards. If retired, no more than five public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b.       Appointment of auditors – vote for unless any of the following factors, then consider voting against ratification:

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1 For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, M.D. Sass must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, M.D. Sass will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Furthermore, M.D. Sass may not be able to vote proxies for certain securities if M.D. Sass does not receive the proxy statement in time to vote the proxies due to custodial processing delays or errors.

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(i) We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.

(ii) Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.

(iii) Fees for non-audit services are more than 20% of all fees, we should be concerned.

(iv) The Company has had the same auditor for more than seven years.2

c.       Cumulative voting.

d.       Profit sharing/remuneration plans.

e.       Pension/retirement plans.

f.       Authorization of new securities if there is no intent to unduly dilute shareholder's proportionate interest, reverse stock splits.

(i) Common stock - support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.

(ii) Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.

(iii) Support reverse stock split if management provides reasonable justification.

(iv) Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.       Acquisition of property

h.       Asset restructuring

i.       Option/incentive plans and revisions thereof.

(i) Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).

(ii) Support expensing of stock options.

(iii) Plan should not exceed an annual stock option grant rate of 1% of shares outstanding to senior executives.

(iv) Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.

(v) Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%

(vi) Vote against reloading (to replace options which have been exercised).

(vii) Oppose plans where more than 10% of option shares were issued to the top five executives in the last year.

(viii) Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75% of their equity compensation awards, including shares from option exercises.

(ix) Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the Company.

j.       Compensation plans and revisions thereof

(i) Base compensation should be reasonable - minimum necessary for retention and recruitment.

(ii) Variable compensation - support plans that use explicit operating performance benchmarks i.e. improving EPS.

(iii) Executive perks and benefits. – support greater disclosure and oversight; vote against benefits to executives that exceed that which is offered to other employees.

(iv) Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.

(v) Outside Director Compensation – significant proportion should be stock and subject to reasonable holding requirements.

(vi) Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.       Increasing indebtedness within prudent limits.

l.       Anti-greenmail amendments

m.       Preemptive rights

n.       Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o.       Fair-Price Provisions

p.       Shareholder proposals.

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2 Given the limited number of “Big Four” accounting firms, M.D. Sass may consider ratifying the appointment of the same auditor for more than seven years, provided that no additional negative factors exists and there is no reason to believe that the Company’s auditors have been complacent in the performance of their auditing duties.

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(i) Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).

(ii) Reports on human rights.

(iii) Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees)

(iv) EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position. Support sexual orientation anti-bias position. Diversity – women and minority group Board members.

(v) Proposals for reports on financial institutions fair-lending compliance practices.

(vi) Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).

(vii) Analyst independence from investment banking business (IPO allocation) and sell-side research.

(viii) Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.

(ix) Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) to be Chairman of the Board if there is no separation, support proposal to establish a lead independent Director.

(x) Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).

(xi) Proposals asking for additional disclosure of the role of the Board in developing business.

(xii) Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our Clients:

a.	Easing standards of indemnification for directors or corporate officers.
b.	Staggered terms for directors; term limits.
c.	Authorizations of new securities if intent appears to be to unduly dilute stockholder's proportionate interest.
d.	Poison pill/anti-takeover measures that do not require submission to the Board every three years.
e.	Re-incorporation in the State of Delaware if intent is to protect management and directors.
f.	Elimination of waivers of preemptive rights.
g.	Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.
h.	Fair price provisions/amendments.
i.	Granting of stock options to non-employee directors.
j.	Proposals to change the state of incorporation where the effect could be to reduce shareholder's rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:

(i) Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.	Supermajority voting requirements.
l.	Board size – to be less than five or more than 15.
m	Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.
n.	Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our Clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.	Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b. Anticipated financial and operating benefits.

c.	Offer price (cost vs. premium).
d.	How the deal was negotiated.
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e.	Changes in corporate governance and their impact on shareholder rights.

f Impact on key constituents at both companies, including employees and communities.

Conflicts of Interest

M.D. Sass realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the Chief Compliance Officer of any material conflict that may impair M.D. Sass’ ability to vote proxies in an objective manner. In addition, the Chief Compliance Officer, or his designee(s) will reasonably try to assess any material conflicts between M.D. Sass’ interests and those of its Clients with respect to proxy voting. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

▪	Conflict: M.D. Sass retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in M.D. Sass’s client portfolios. For example, M.D. Sass may be retained to manage Company A’s pension fund. Company A is a public company and M.D. Sass client accounts hold shares of Company A. This type of relationship may influence M.D. Sass to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with M.D. Sass.
▪	Conflict: M.D. Sass retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in M.D. Sass’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.
▪	Conflict: M.D. Sass’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in M.D. Sass’s client portfolios. The spouse could attempt to influence M.D. Sass to vote in favor of management.
▪	Conflict: M.D. Sass or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in M.D. Sass’ client portfolios.
▪	For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence M.D. Sass to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a material conflict of interest, the Chief Compliance Officer has final decision-making authority regarding M.D. Sass’ course of action for the proxy3. The Chief Compliance Officer’s determination will be based on maximizing value for M.D. Sass’ Clients. In these instances, the Chief Compliance Officer generally will decide to either: 1) abstain from voting the proxy, or; 2) engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which M.D. Sass should vote on the proposal. If retained, the proxy voting service’s or consultant’s determination will be binding on M.D. Sass.

Any attempts by others within M.D. Sass to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Compliance Officer. Further, any attempts by persons or entitles outside M.D. Sass to influence the voting of client proxies shall be reported to the Chief Compliance Officer. The Chief Compliance Officer may then elect to report the attempt to legal counsel.

Procedures for M.D. Sass’s Receipt of Class Actions

M.D. Sass recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.  When a recovery is achieved in a class action, Investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action.  Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator.  After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

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3 In the event of a conflict between the interests of the Firm and the advised registered investment companies, the TPM Trust Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such case shall be determined by a majority of the Independent Trustees. In addition, in any case of a conflict between the interests of the Firm and those of the sub-advised registered investment companies, the issue will be brought to the prompt attention of the respective fund’s Chief Compliance Officer.

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If “Class Action” documents are received by M.D. Sass on behalf of its Funds, M.D. Sass will ensure that the Funds either participate in, or opt out of, any class action participation opportunities.  M.D. Sass will determine if it is in the best interest of the Funds to recover monies from a class action.  The Portfolio Manager/Analyst covering the company will determine the action to be taken when receiving class action notices.  In the event M.D. Sass opts out of a class action settlement, M.D. Sass will maintain documentation of any cost/benefit analysis to support its decision. M.D. Sass will be assisted in this process by a third-party service provider. The third party service provider will be compensated with a percentage of any monies recovered, if any, as a result of the class action participation.

If “Class Action” documents are received by M.D. Sass for private client accounts, i.e. separately managed accounts, M.D. Sass will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion.  The decision of whether to participate in the recovery or opt-out may be a legal one that M.D. Sass is not qualified to make for the client.  Therefore M.D. Sass will not file “Class Actions” on behalf of any separately managed client account.

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Vaughan Nelson Investment Management, L.P.

Description of Proxy Voting Policy and Procedures

Policy

Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm. Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company, is restricted from voting the shares it has invested in banking entities on the fund’s behalf in instances where the aggregate ownership of  all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding share class of a bank.  Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct ISS, an independent third party, to vote the proxies in line with ISS’s recommendation.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan, or 6) securities held on record date but not held on meeting date.

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Bullseye Asset Management LLC – Proxy Voting Policies and Procedures

A. Processing Proxy Materials All domestic proxies received by Bullseye will be reviewed by a designated Bullseye person (the “Proxy Administrator”). The Proxy Administrator shall verify that the respective account owns the shares consistent with the dates indicated, that the proper account(s) has been identified, and that Bullseye has the authority to vote the respective proxies. Bullseye votes proxies on behalf of Bullseye clients by delegation of authority of those clients. Proxy materials shall then be forwarded to the Chief Investment Officer or his designee for action. The Chief Investment Officer (or his designee) shall vote proxies consistent with these policies and procedures (to the extent not inconsistent with any restrictions imposed by individual clients), and shall then return the proxy materials to the Proxy Administrator. Prior to submitting the voted proxy materials, the Proxy Administrator shall record all information that must be maintained pursuant to Rule 206(4)-6 of the Advisers Act. Such information shall be maintained in a format consistent with the form attached hereto [See Appendix H]. Any materials considered by the Chief Investment Officer (or his designee) in making the voting decision should be attached to the form.

(1)	B. General Voting Policies It is the general policy of Bullseye that Bullseye will not vote proxies. Should Bullseye change its policies to vote proxies, the following policies and procedures are in place. It is the general policy of Bullseye that proxy-voting decisions will be made in the best interest of the respective client. Bullseye will exercise its fiduciary responsibilities to vote proxies for shares for which it maintains investment discretion unless such power to vote has been retained by the appointing fiduciary in an investment management agreement. Bullseye will not accept direction regarding the voting of proxies over which it has discretion from any third party. Similarly, Bullseye will not be influenced by sources whose interests conflict with the interests of clients. It is the general policy of Bullseye to resolve conflicts of interest in favor of its clients. To the extent that Bullseye reasonably believes that it cannot resolve a conflict of interest involving a client account, it shall endeavor to communicate with the client or respective trustee to reach a just resolution of the conflict, and then vote (or abstain) accordingly. Due to the relatively small size of Bullseye, and the limited number of proxies received annually, generally, Bullseye votes proxies on a case-by-case basis. As a general rule, Bullseye votes proxies with management unless there are compelling reasons not to do so. In light of the fact that strong management is a factor considered by Bullseye in making investment recommendations and decisions, Bullseye finds it appropriate to recognize that strong management reasonably contemplates sound decision-making processes.
(2)	As a fundamental premise, Bullseye's proxy voting procedures generally will seek to achieve three objectives: (i) promoting accountability for corporate functions; (ii) maintenance of alignment between management and shareholder interests; and (iii) promoting effective disclosure. To the extent that proxy issues foster these three areas of corporate governance, and in the opinion of Bullseye serve to increase shareholder value, generally, Bullseye will support them.
(3)	Generally, Bullseye will consider uncontested elections and approval of auditors to be routine matters, and will vote with management. To the extent that Bullseye perceives that prospective auditors are not independent or that the results of uncontested elections may have an adverse impact on shareholders, Bullseye reserves the right to withhold its vote or to vote against management.
(4)	Bullseye recognizes that certain proposals in the area of corporate governance are non-routine, and require special attention. These areas include, but are not limited to: classified boards, removal of directors for cause or by a super-majority vote, cumulative voting, unequal voting rights proposals, actions to limit shareholder rights, proposals to vote unmarked proxies in favor of management, preemptive rights, change in state of incorporation, proposals to increase the company's authorized shares and shareholder proposals. Bullseye will also scrutinize takeover defense actions and proposed changes to compensation plans. Again, to the extent that these issues involve an assessment of the extent to which the decision will serve to augment or dilute shareholder value, voting decisions are made on a case-by-case basis.
(5)	For example, increases in director compensation may be necessary to preserve director alignment with the interests of shareholders, but on the other hand, excessive increases in director compensation may have a dilutive effect on shareholder value. Similarly, Bullseye recognizes the importance of preserving a shareholder voice in corporate activities. At the same time, however, Bullseye recognizes that shareholder activism may have an adverse impact on the ability of elected directors to efficiently manage the day-to-day activities of the business.
(6)	Bullseye does not have a policy regarding voting practices on social and corporate responsibility issues other than its general policy to make voting decisions in the best interest of the respective client.
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C. Adviser Act Record Keeping—Bullseye will maintain the following records:

(1)	proxy voting policies and procedures;
(2)	proxy statements received regarding client securities;
(3)	record of votes cast on behalf of clients;
(4)	record of clients' requests for voting information; and
(5)	any documents prepared by Bullseye that were material to making its decision on how to vote, or that memorialize the basis for the decision.

D. Disclosure of Voting Information pursuant to the Advisers Act

Bullseye will provide a concise summary of its proxy voting policies and procedures to a client at or before the time of entering into an advisory relationship. The disclosure may be in the form of an attachment to the advisory agreement, or via disclosure in Form ADV. Upon request, Bullseye will provide to clients a copy of Bullseye's complete policies and procedures. Bullseye will also provide, upon request, information to individual clients about how Bullseye voted with respect to their securities.

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Yorkville Capital Management LLC

PROXY VOTING GUIDELINES

Each proxy issue will be considered on a case-by-case basis. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, the Company will exercise its best judgment as a fiduciary to vote in accordance with the best interests of its Clients.

Management Proposals

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. For routine matters (which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company), the Company will vote in accordance with the recommendation of the company’s management, unless, in the Company’s opinion, such recommendation is not in the best interests of its Clients. Generally, in the absence of any unusual or non-routine information, the following items are likely to be supported:

• Ratification of appointment of independent auditors

• General updating/corrective amendments to charter

• Increase in common share authorization for a stock split or share dividend

• Stock option plans that are incentive based and not excessive

• Election of directors and payment of fees (unless such fees exceed market standards)

Non-routine matters may involve a variety of issues. The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

• Directors’ liability and indemnity proposals

• Executive compensation plans

• Mergers, acquisitions, and other restructurings submitted to a shareholder vote

• Anti-takeover and related provisions

• Shareholder Proposals

Shareholder Proposals

In general, the Company will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals. However, the Company will support shareholder proposals that are consistent with the Company’s proxy voting guidelines for board-approved proposals.

Generally, shareholder proposals related to the following items are supported:

• Confidential voting

• Bylaw and charter amendments only with shareholder approval

• Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

• Limitations on the tenure of directors

• Cumulative voting

• Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

• Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

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Abstaining from Voting or Affirmatively Not Voting

The Company may abstain from voting (which generally requires submission of the proxy voting card) or decide not to vote if the Company determines that abstaining or not voting is in the best interests of its Clients. Factors that may be considered in making such a determination may include the costs associated with exercising the proxy (e.g. travel or translation costs) and any legal restrictions on trading resulting from the exercise of a proxy.

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JAMES ALPHA ADVISORS, LLC

PROXY VOTING GUIDELINES

April 2014

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that James Alpha Advisors, LLC (“James Alpha”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by James Alpha shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. James Alpha has three overall objectives in exercising voting rights:

A. Responsibility. James Alpha shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. James Alpha seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, James Alpha seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, James Alpha shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, James Alpha shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, James Alpha shall conduct itself in the same manner as if James Alpha were the constructive owner of the securities.

5. To the extent reasonably possible, James Alpha shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. James Alpha, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that James Alpha shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, James Alpha shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

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Third Party Views

While James Alpha may consider the views of third parties, James Alpha shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, James Alpha shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., James Alpha may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, James Alpha must be guided by its reasonable judgment to vote in a manner that James Alpha deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, James Alpha always favors compensation plans that align the interests of management and shareholders. James Alpha generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. James Alpha will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.

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As a result, James Alpha opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are James Alpha's guidelines on change of control issues:

Shareholder Rights Plans. James Alpha acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. James Alpha opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – James Alpha votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – James Alpha generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – James Alpha supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, James Alpha generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – James Alpha's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

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1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. James Alpha may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to James Alpha.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, James Alpha votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

James Alpha believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

James Alpha shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which James Alpha votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of James Alpha shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of James Alpha shall have overall responsibility for ensuring that James Alpha complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by James Alpha:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether James Alpha voted on the matter

* If James Alpha voted, then how James Alpha voted

* Whether James Alpha voted with or against management

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The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by James Alpha and were deemed material to making a voting decision or that memorialized the basis for the decision.

James Alpha shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which James Alpha may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if James Alpha or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of James Alpha or its affiliate with the company or proponent. In the context of James Alpha, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of the parent company of Ascent Investment Advisors, LLC, an affiliate of James Alpha, has a material business relationship with a company that James Alpha has invested in on behalf of its clients, and James Alpha is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – James Alpha or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – James Alpha or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – James Alpha presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the James Alpha portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, James Alpha shall vote in accordance with the advice of a proxy voting service. James Alpha currently uses ISS to provide advice on proxy voting decisions.

James Alpha’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of James Alpha is responsible for monitoring the relationships of ARES for purposes of James Alpha's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of James Alpha shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of James Alpha if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of James Alpha shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of James Alpha determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case James Alpha again will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify James Alpha from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

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In cases in which James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha, the CCO of James Alpha shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of James Alpha will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. James Alpha Funds

Proxies relating to portfolio securities held by any fund advised by James Alpha shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Multi Strategy Alternative Income Fund has delegated to James Alpha the responsibility for voting proxies on behalf of the Fund. The CCO of James Alpha shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX. Annual Review; Reporting

The CCO of James Alpha shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of James Alpha. If the violation relates to any fund advised by James Alpha, the CCO of James Alpha shall report such violation to the CCO of the Fund.

Kellner Management, LP

Proxy Voting Policies, Procedures and Guidelines

Rule 206(4)-6 of the Advisers Act requires that a registered investment adviser that votes client securities to: (1) Adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of the clients; (2) Requires the investment adviser to disclose to clients information about these policies and procedures; (3) Upon request provide information to clients about how their proxies were voted; and (4) Retain certain records related to proxy voting practices.

Policy

Kellner Management, LP and Kellner Private Fund Management, LP, (collectively, the “Adviser”) acts as discretionary investment advisers for various clients. Such clients may include, from time to time, employee benefit plans or funds subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and private investment companies, as well as individuals and other institutions. Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under investment advisory contracts with such clients. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

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Procedures

The CCO in consultation with the portfolio manager is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests. Although many proxy proposals can be voted in accordance with the Advisers established guidelines (see “Guidelines” section below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The CCO in consultation with the portfolio manager is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

Conflicts of Interest

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, Adviser will resolve such a conflict in the manner described below.

Vote in Accordance with the Guidelines.

To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.

To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.

Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. Where such independent third party’s recommendation is received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation. If the third party’s recommendation is not timely received, Adviser will abstain from voting the securities held by that client’s account.

The CCO officer in consultation with the portfolio manager will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified by Adviser will be addressed as described above in this Section.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received. The following are certain circumstances where Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.

Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

Terminated Account.

Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

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Limited Value.

If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies. Adviser also will not vote proxies received for securities that are no longer held by the client’s account. In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $1000.

Securities Lending Programs.

When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

Unjustifiable Costs:

In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (v) records of all client requests for proxy voting information; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities. Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.

Guidelines

The Adviser uses a third party proxy voting service to vote all client proxies. This service provides the Adviser with voting recommendations on how a proxy should be voted. In most instances the Adviser will cast client votes in accordance with these recommendations. However, in the event the Adviser feels that the recommendation provided by the proxy voting service is not in its clients’ best interest, the Adviser may vote contrary to such recommendation. In instances in which the Adviser decides not to go with the recommendation provided, documentation will be kept detailing the reasons for doing so.

Each proxy issue will be considered individually. The following is a partial list of issues and voting responses to be used as a guideline in voting proposals contained in the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s board entrenchment and anti-takeover measures such as the following:	Oppose
a.	Proposals to stagger board members’ terms;
b.	Proposals to limit the ability of shareholders to call special meetings;
c.	Proposals to require super majority votes;
d.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
e.	Proposals regarding “fair price” provisions;
f.	Proposals regarding “poison pill” provisions; and
g.	Proposals permitting “green mail”.
2.	Providing cumulative voting rights	Oppose
3.	“Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.	Oppose
4.	Election of directors recommended by management, except if there is a proxy fight.	Approve
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5.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.	Approve
6.	Date and place of annual meeting.	Approve
7.	Limitation on charitable contributions or fees paid to lawyers.	Approve
8.	Ratification of directors’ actions on routine matters since previous annual meeting.	Approve
9.	Confidential voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises
10.	Limiting directors’ liability	Approve
11.	Eliminate preemptive right	Approve
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
12.	Employee Stock Purchase Plan	Approve
13.	Establish 401 (k) Plan	Approve
14.	Pay directors solely in stocks	Case-by-Case
15.	Eliminate director mandatory retirement policy	Case-by-Case
16.	Rotate annual meeting location/date	Case-by-Case
17.	Option and stock grants to management and directors	Case-by-Case
18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.	Case-by-Case
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EAB INVESTMENT GROUP, LLC

PROXY VOTING POLICY

PROXY VOTING

POLICY

As part of Firm policy, EAB generally does not vote proxies on behalf of Clients, unless directed to do so by the Client. As a fiduciary, if a Client directs EAB to vote proxies, such proxies must be voted for the exclusive benefit and in the best economic interest of the Client, subject to any restrictions or directions from the Client. The firm maintains written proxy voting policies and procedures and makes appropriate disclosures about the firm’s proxy policies and practices.

BACKGROUND

Proxy voting is an important right of shareholders; thus, reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. SEC registered investment advisers who exercise voting authority with respect to Client securities are required by Rule 206(4)-6 of the Advisers Act to: (1) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (2) disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (3) describe to Clients a summary of its Proxy Voting Policies and Procedures and, upon request, furnish a copy to its Clients; and (4) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

PROCEDURE

Operational Guidelines

EAB generally does not vote proxies on behalf of Clients but has adopted the procedures below to govern situations in which the Client directs EAB to vote proxies on its behalf.

When voting proxies on behalf of Clients, EAB’s Investment Committee will determine the manner in which proxies will be voted. Such securities will be voted for the exclusive benefit and in the best economic interest of those Clients and their beneficiaries as determined by the Investment Committee in good faith, subject to any restrictions or directions from the Client. These voting responsibilities are exercised in accordance with the applicable provisions of the Investment Advisers Act of 1940, as amended, as well as with EAB’s fiduciary duties under applicable law to act in the best interests of its Clients.

On occasion, EAB may refrain from voting a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a Client account; (3) the terms of an applicable securities lending agreement prevent EAB from voting with respect to a loaned security; (4) despite reasonable efforts, EAB receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude EAB from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the Client or another party.

Though it may not be clear how best to vote a proxy to maximize shareholder value or be able to decide with certainty, these policies are intended to provide guidance so that EAB acts in a manner it deems to be prudent and diligent and which is intended to enhance the economic value of the Client’s assets.

The CCO will ensure all proxies voted on behalf of clients are logged and that adequate records are maintained for no less than five years after end of the fiscal year in which the proxies were voted.

Identifying and Addressing Conflicts of Interest

EAB acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that EAB is aware of the facts necessary to identify conflicts, management of EAB must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with EAB or any affiliate of EAB will be considered only to the extent EAB has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Investment Committee, EAB may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not EAB Clients;

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(2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the Client, forwarding the proxies to affected Clients and allowing them to vote their own proxies.

When voting proxies with respect to client investments in exchange traded funds or mutual funds, EAB will do so by echo or mirror voting the proxies in the same proportion as the votes of other proxy holders that are not EAB Clients.

Disclosure Policy

Clients may request a copy of EAB’s Proxy Procedures and/or information regarding how EAB voted securities in their account by contacting the Firm. EAB will not disclose proxy voting information of a Client to a third party unless specifically requested in writing by the Client for whom information is requested. However, to the extent that EAB may serve as a sub-adviser to a Client, EAB will be deemed to be authorized to provide proxy voting records on such account to the adviser engaging EAB.

Mutual Fund Proxy Voting Records

The CCO is responsible for ensuring the Firm follows the proxy voting compliance process established by the Mutual Fund(s), including the following:

  Upon voting proxies on behalf of the Mutual Fund, the Portfolio Manager/CCO will complete a Form N-PX Report, as contained in Appendix 13.B of the Saratoga Advantage Trust Compliance Manual.
  At least 30 days prior to August 31, the CCO shall review the Firm’s corporate action records to determine whether there were any proxy votes were cast on behalf of the Mutual Fund for which reports were not filed.
  The CCO shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.
  The completed Form N-PX shall be sent to the Mutual Fund Administrator, who shall file Form N-PX with the SEC.
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Zacks Investment Management, Inc.

Voting Client Securities

ZIM often has voting power with respect to securities in client accounts. ZIM has adopted a proxy voting policy and procedures (the “Proxy Policy”) with respect to the voting of proxies for client accounts for which ZIM has proxy voting authority. ZIM utilizes Broadridge for the execution and recordkeeping of ZIM’s proxy voting.

Under the Proxy Policy, ZIM monitors corporate events and votes the proxies in a manner that it deems consistent with the best interests of its clients. The Proxy Policy provides for the process by which proxy voting decisions are made, the identification and handling of material conflicts of interest, disclosing the Proxy Policy to clients, maintaining appropriate books and records relating to proxies, and proxy voting guidelines for common proxy proposals.

As a general rule, ZIM will vote all proxies relating to a particular proposal the same way for all client accounts holding the security in accordance with the proxy voting guidelines set forth in the Proxy Policy, unless a client specifically instructs ZIM in writing to vote such client’s securities otherwise. One such instruction example requires ZIM to vote against all matters that might negatively impact rights or benefits for members of organized labor (i.e. Taft Hartley). In certain other programs, ZIM splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a fund, ZIM anticipates voting 20% of proxies according to Taft-Hartley instructions, and the remaining 80% of proxies according to ZIM’s guidelines in the Proxy.

For separately managed accounts with FOLIOfn, the client will reserve and retain the right to vote by proxy securities held in the account; ZIM does not vote proxies for these accounts. Clients custodied at FOLIOfn are provided electronic access through a FOLIOfn website that allows clients to view and vote proxies. If a client has questions about a particular solicitation, the client may contact Frank Lanza at 312-265-9359.

Notwithstanding anything in the Proxy Policy, ZIM places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, ZIM may make exceptions to the proxy voting guidelines or, as ZIM deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

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SMITH ASSET MANAGEMENT GROUP, L.P.

2017 Proxy Voting Guidelines

March 2017

Copyright © 2016 by Smith Asset

www.smithasset.com

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1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;

The motivation and rationale for establishing the agreements;

The quality of the company’s disclosure; and

The company’s historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

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Non-audit fees are excessive if:

  Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

The tenure of the audit firm;

The length of rotation specified in the proposal;

Any significant audit-related issues at the company;

The number of Audit Committee meetings held each year;

The number of financial experts serving on the committee; and

Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

  Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
  Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
  Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
  Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders’ best interests.
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1.	Board Accountability

Vote AGAINST4 or WITHHOLD from the entire board of directors (except new nominees5, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval.
1.5.	A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.6.	The board makes a material adverse change to an existing poison pill without shareholder approval.

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4 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

5 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If SAMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Vote CASE-BY-CASE on all nominees if:

1.7.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if:

1.8.	The company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: Outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.9.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.10.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.11.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.12.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.13.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.14.	The company maintains significant problematic pay practices;
1.15.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.16.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.17.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

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1.18.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
    The company's response, including:
      Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
      Specific actions taken to address the issues that contributed to the low level of support;
      Other recent compensation actions taken by the company;
    Whether the issues raised are recurring or isolated;
    The company's ownership structure; and
    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

1.19.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company's ownership structure;
•	The company's existing governance provisions;
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders' ability to amend bylaws.
1.20.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
•	The level of impairment of shareholders' rights;
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•	The disclosed rationale;
•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•	Any reasonable sunset provision; and
•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.21.	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
1.22.	Failure to replace management as appropriate; or
1.23.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2.	Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
    The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
    The company's ownership structure and vote results;
    SAMG analysis of whether there are compensation concerns or a history of problematic compensation practices; and
    The previous year's support level on the company's say-on-pay proposal.

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6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE7) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
o	Medical issues/illness;
o	Family emergencies; and
o	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.[8]

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.5.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.6.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
3.7.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
3.8.	Independent directors make up less than a majority of the directors.
4.	Independence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors

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7 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships

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2017 SAMG Categorization of Directors

1.       Inside Director (I)

1.1.    Current employee or current officer[i] of the company or one of its affiliatesii.

1.2.    Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

1.3.    Director named in the Summary Compensation Table (excluding former interim officers).

2.       Affiliated Outside Director (AO)

Board Attestation

2.1.    Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.    Former CEO of the companyiii,iv.

2.3.    Former CEO of an acquired company within the past five yearsiv.

2.4.    Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.    Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.

2.6.    Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.    Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.    Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.9.    Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.                      Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.                      Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.                      Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.13.                      Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.                      Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

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Other Relationships

2.15.                      Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.                      Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.                      Founderxi of the company but not currently an employee.

2.18.                      Any materialxii relationship with the company.

3.       Independent Outside Director (IO)

3.1.    No materialxii connection to the company other than a board seat.

Footnotes:

[i] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. SAMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, SAMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v] SAMG will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. SAMG will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

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viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, SAMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[x] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause SAMG to deem the founder as an independent outsider.

xii For purposes of SAMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

The reasonableness/scope of the request; and

The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought; The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and The scope and structure of the proposal.

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Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

Level of disclosure regarding the issue for which board oversight is sought;

Company performance related to the issue for which board oversight is sought;

Board committee structure compared to that of other companies in its industry sector; and

The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

  The scope of the proposal;
  The company's current board leadership structure;
  The company's governance structure and practices;
  Company performance; and
  Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, SAMG may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. SAMG will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, SAMG will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

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SAMG's performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by SAMG definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally vote for management and shareholder proposals for proxy access with the following provisions:
  Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
  Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
  Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
  Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

Effectively disclosed information with respect to this structure to its shareholders;

Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and the company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

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Proxy Contests/Proxy Access—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

SAMG does not support management proposals requiring advance notice for shareholder proposals or nominations.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

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Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Exclusive Venue

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

  The company's stated rationale for adopting such a provision;
  Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
  The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
  Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful). Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under SAMG's policy on Unilateral Bylaw/Charter Amendments.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

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  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

The election of fewer than 50% of the directors to be elected is contested in the election;

One or more of the dissident’s candidates is elected;

Shareholders are not permitted to cumulate their votes for directors; and

The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

Reasons for reincorporation;

Comparison of company's governance practices and provisions prior to and following the reincorporation; and

Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

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  An unfettered9 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

  Ownership structure;
  Quorum requirements; and
  Vote requirements.

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

____________________

9 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
o	The company's use of authorized shares during the last three years
  The Current Request:
    Disclosure in the proxy statement of the specific purposes of the proposed increase;
    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
    The dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:

    The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
    The new class of shares will be transitory;

The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

The size of the company;

The shareholder base; and

The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

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  Past Board Performance:
o	The company's use of authorized preferred shares during the last three years;

  The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

More simplified capital structure;

Enhanced liquidity;

Fairness of conversion terms;

Impact on voting power and dividends;

Reasons for the reclassification;

Conflicts of interest; and

Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

  A stock exchange has provided notice to the company of a potential delisting; or
  The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with the Common Stock Authorization policy.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with SAMG' Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

Adverse governance changes;

Excessive increases in authorized capital stock;

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Unfair method of distribution;

Diminution of voting rights;

Adverse conversion features;

Negative impact on stock option plans; and

Alternatives such as spin-off.

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price;

Fairness opinion;

Financial and strategic benefits;

How the deal was negotiated;

Conflicts of interest;

Other alternatives for the business;

Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

Impact on the balance sheet/working capital;

Potential elimination of diseconomies;

Anticipated financial and operating benefits;

Anticipated use of funds;

Value received for the asset;

Fairness opinion;

How the deal was negotiated;

Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

Dilution to existing shareholders' positions;

Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

Management's efforts to pursue other alternatives;

Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

Conflict of interest - arm's length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

The reasons for the change;

Any financial or tax benefits;

Regulatory benefits;

Increases in capital structure; and

Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

Offer price/premium;

Fairness opinion;

How the deal was negotiated;

Conflicts of interest;

Other alternatives/offers considered; and

Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

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    Are all shareholders able to participate in the transaction?
    Will there be a liquid market for remaining shareholders following the transaction?
    Does the company have strong corporate governance?
    Will insiders reap the gains of control following the proposed transaction?
    Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

Percentage of assets/business contributed;

Percentage ownership;

Financial and strategic benefits;

Governance structure;

Conflicts of interest;

Other alternatives; and

Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

Management’s efforts to pursue other alternatives;

Appraisal value of assets; and

The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
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  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

    The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
    When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

Financial issues:

    The company's financial condition;
    Degree of need for capital;
    Use of proceeds;
    Effect of the financing on the company's cost of capital;
    Current and proposed cash burn rate;
    Going concern viability and the state of the capital and credit markets.

Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

Control issues:

    Change in management;
    Change in control;
    Guaranteed board and committee seats;
    Standstill provisions;
    Voting agreements;
    Veto power over certain corporate actions; and
    Minority versus majority ownership and corresponding minority discount or majority control premium

Conflicts of interest:

    Conflicts of interest should be viewed from the perspective of the company and the investor.
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    Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

Market reaction:

    The market's response to the proposed deal. A negative market reaction is a cause for concern.  Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

Estimated value and financial prospects of the reorganized company;

Percentage ownership of current shareholders in the reorganized company;

Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

Existence of a superior alternative to the plan of reorganization; and

Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

  Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
  Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
  Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
  Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
  Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
  Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?
  Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
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Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

Tax and regulatory advantages;

Planned use of the sale proceeds;

Valuation of spinoff;

Fairness opinion;

Benefits to the parent company;

Conflicts of interest;

Managerial incentives;

Corporate governance changes;

Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

Hiring a financial advisor to explore strategic alternatives;

Selling the company; or

Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

Prolonged poor performance with no turnaround in sight;

Signs of entrenched board and management (such as the adoption of takeover defenses);

Strategic plan in place for improving value;

Likelihood of receiving reasonable value in a sale or dissolution; and

The company actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

  Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value:
  This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
  Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
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  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);

The company maintains significant problematic pay practices;

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

  There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
  The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

    Magnitude of pay misalignment;
    Contribution of non-performance-based equity grants to overall pay; and
    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

SAMG annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[10] Alignment:

The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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10 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

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If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

The ratio of performance- to time-based equity awards;

The overall ratio of performance-based compensation;

The completeness of disclosure and rigor of performance goals;

The company's peer group benchmarking practices;

Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

Realizable pay compared to grant pay; and

Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking;
  and Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups).
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

Multi-year guaranteed bonuses;

A single or common performance metric used for short- and long-term plans;

Lucrative severance packages;

High pay opportunities relative to industry peers;

Disproportionate supplemental pensions; or

Mega annual equity grants that provide unlimited upside with no downside risk.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Duration of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or

Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

    The company's response, including:
      Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
      Specific actions taken to address the issues that contributed to the low level of support;
      Other recent compensation actions taken by the company;
    Whether the issues raised are recurring or isolated;
    The company's ownership structure; and
    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
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•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), SAMG will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans11 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

  SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
  SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Minimum vesting period for grants made under the plan.

Grant Practices:

  The company’s three year burn rate relative to its industry/market cap peers;
  Vesting requirements in most recent CEO equity grants (3-year look-back);
  An additional version of the model will also be developed for companies that recently IPO'd or emerged from bankruptcy, where the burn-rate factor does not apply, per current policy.
  The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;
  The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
  Whether the company maintains a claw-back policy;
  Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following apply:

  Awards may vest in connection with a liberal change-of-control definition;

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11 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

[12] For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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  The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
  The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
  Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards. Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT.

The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.12

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

Egregious Factors

Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

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12 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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  Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, SAMG may vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

  Magnitude of pay misalignment;

Contribution of non–performance-based equity grants to overall pay; and

The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

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  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.
  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
    The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
    The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
    The general vesting provisions of option grants; and
    The distribution of outstanding option grants with respect to the named executive officers;
  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years).

The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

Purchase price is less than 85 percent of fair market value; or

Offering period is greater than 27 months; or

The number of shares allocated to the plan is more than ten percent of the outstanding shares.

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Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

Is only to include administrative features;

Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

The compensation committee does not fully consist of independent outsiders, per SAMG’ director classification; or

The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

Rationale for the re-pricing--was the stock price decline beyond management's control?

Is this a value-for-value exchange?

Are surrendered stock options added back to the plan reserve?

Option vesting--does the new option vest immediately or is there a black-out period?

Term of the option--the term should remain the same as that of the replaced option;

Exercise price--should be set at fair market or a premium to market;

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Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.

Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, SAMG will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

Executive officers and non-employee directors are excluded from participating;

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Cost of the program and impact of the TSOs on company’s total option expense
  Option repricing policy.
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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on:

  The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company’s allowable estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
  The company's three-year burn rate relative to its industry/market cap peers; and
  The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

  The relative magnitude of director compensation as compared to companies of a similar profile;
  The presence of problematic pay practices relating to director compensation;
  Director stock ownership guidelines and holding requirements;
  Equity award vesting schedules;
  The mix of cash and equity-based compensation;
  Meaningful limits on director compensation;
  The availability of retirement benefits or perquisites; and
  The quality of disclosure surrounding director compensation.

Shareholder Ratification of Director Pay Programs

Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•         If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•         An assessment of the following qualitative factors:

o	The relative magnitude of director compensation as compared to companies of a similar profile;
o	The presence of problematic pay practices relating to director compensation;
o	Director stock ownership guidelines and holding requirements;
o	Equity award vesting schedules;
o	The mix of cash and equity-based compensation;
o	Meaningful limits on director compensation;
o	The availability of retirement benefits or perquisites; and
o	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

The company’s past practices regarding equity and cash compensation;

Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

  The percentage/ratio of net shares required to be retained;
  The time period required to retain the shares;
  Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
  Whether the company has any other policies aimed at mitigating risk taking by executives;
  Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
  Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

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Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

What aspects of the company’s annual and long-term equity incentive programs are performance driven?

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

Can shareholders assess the correlation between pay and performance based on the current disclosure?

What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

An executive may not trade in company stock outside the 10b5-1 Plan.

Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. SAMG will take into consideration:

If the company has adopted a formal recoupment bonus policy;

If the company has chronic restatement history or material financial problems; or

If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

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Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

 Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
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•	Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

Vote AGAINST proposals seeking a report on the company’s animal welfare standards.

Animal Testing

Vote AGAINST proposals to phase out the use of animals in product testing.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations.

Vote AGAINST proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations.

Consumer Issues

Genetically Modified Ingredients

Vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Vote AGAINST proposals asking for a report on the feasibility of labeling products containing GE ingredients.

Vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

Whether the company has adequately disclosed mechanisms in place to prevent abuses;

Whether the company has adequately disclosed the financial risks of the products/practices in question;

Whether the company has been subject to violations of related laws or serious controversies; and

Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote AGAINST proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies.

Vote AGAINST proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies.

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Vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Health Pandemics

Vote AGAINST requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu).

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

Current regulations in the markets in which the company operates; and

Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote AGAINST resolutions regarding the advertisement of tobacco products.

Vote AGAINST proposals regarding second-hand smoke.

Vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Vote AGAINST resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments.

Vote AGAINST proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations.

Vote AGAINST proposals that call for the adoption of GHG reduction goals from products and operations.

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

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Vote AGAINST requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations.

Concentrated Area Feeding Operations (CAFOs)

Vote AGAINST resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs.

Energy Efficiency

Vote AGAINST proposals requesting a company report on its comprehensive energy efficiency policies.

Facility and Operational Safety/Security

Vote AGAINST resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities.

Hydraulic Fracturing

Vote AGAINST proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations.

Operations in Protected Areas

Vote AGAINST requests for reports on potential environmental damage as a result of company operations in protected regions.

Recycling

Vote AGAINST proposals to report on an existing recycling program, or adopt a new recycling program.

Renewable Energy

Vote AGAINST requests for reports on the feasibility of developing renewable energy resources.

Vote AGAINST proposals requesting that the company invest in renewable energy resources.

Diversity

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

The level of gender and racial minority representation that exists at the company’s industry peers;

The company’s established process for addressing gender and racial minority board representation;

Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

The independence of the company’s nominating committee;

The company uses an outside search firm to identify potential director nominees; and

Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

The company publicly discloses its comprehensive equal opportunity policies and initiatives;

The company already publicly discloses comprehensive workforce diversity data; and

The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Vote AGAINST proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

General Corporate Issues

Charitable Contributions

Vote CASE-BY-CASE on proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Spending & Lobbying Activities

Generally vote CASE-BY-CASE on proposals asking the company to affirm political nonpartisanship in the workplace, taking into account:

Recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

The company’s procedures to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote FOR proposals to publish in newspapers and other media the company's political contributions.

Vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities.

Vote CASE-BY-CASE on proposals barring the company from making political contributions.

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Vote FOR proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Vote FOR proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Vote AGAINST proposals requesting a report on company or company supplier labor and/or human rights standards and policies.

Vote AGAINST proposals to implement company or company supplier labor and/or human rights standards and policies.

Vote AGAINST proposals requesting that a company conduct an assessment of the human rights risks in operations or in its supply chain, or report on its human rights risk assessment process.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

The level of controversy or litigation related to the company’s international human rights policies and procedures.

MacBride Principles

Vote AGAINST proposals to endorse or increase activity on the MacBride Principles.

Operations in High Risk Markets

Vote AGAINST requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

Controversies surrounding operations in the relevant market(s);

The value of the requested report to shareholders;

The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

The company’s existing human rights standards relative to industry peers.

Workplace Safety

Vote AGAINST requests for workplace safety reports, including reports on accident risk reduction efforts.

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Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Sustainability

Sustainability Reporting

Vote AGAINST proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

The potential financial impact or risk to the company associated with water-related concerns or issues; and

Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

Past performance relative to its peers;

Market in which fund invests;

Measures taken by the board to address the issues;

Past shareholder activism, board activity, and votes on related proposals;

Strategy of the incumbents versus the dissidents;

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Independence of directors;

Experience and skills of director candidates;

Governance profile of the company;

Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

Proposed and current fee schedules;

Fund category/investment objective;

Performance benchmarks;

Share price performance as compared with peers;

Resulting fees relative to peers;

Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

Stated specific financing purpose;

Possible dilution for common shares;

Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

Potential competitiveness;

Regulatory developments;

Current and potential returns; and

Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

The fund's target investments;

The reasons given by the fund for the change; and

The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

Political/economic changes in the target market;

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Consolidation in the target market; and

Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

Potential competitiveness;

Current and potential returns;

Risk of concentration;

Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

The company has demonstrated responsible past use of share issuances by either:

    Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
    Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

Strategies employed to salvage the company;

The fund’s past performance;

The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

The degree of change implied by the proposal;

The efficiencies that could result;

The state of incorporation;

Regulatory standards and implications.

Vote AGAINST any of the following changes:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

Removal of shareholder approval requirement for amendments to the new declaration of trust;

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

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Regulations of both states;

Required fundamental policies of both states;

The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

Fees charged to comparably sized funds with similar objectives;

The proposed distributor’s reputation and past performance;

The competitiveness of the fund in the industry;

The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

Resulting fee structure;

Performance of both funds;

Continuity of management personnel;

Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

Performance of the fund’s Net Asset Value (NAV);

The fund’s history of shareholder relations;

The performance of other funds under the advisor’s management.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to SAMG Proxy Voting Guidelines.

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RANGER GLOBAL REAL ESTATE ADVISORS, LLC

PROXY VOTING GUIDELINES

July 2016

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Ranger Global Real Estate Advisors, LLC (“RGREA”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by RGREA shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. RGREA has three overall objectives in exercising voting rights:

  A. Responsibility. RGREA shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

  B. Rationalizing Management and Shareholder Concerns. RGREA seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

  C. Shareholder Communication. Since companies are owned by their shareholders, RGREA seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II. General Principles

In exercising voting rights, RGREA shall conduct itself in accordance with the general principles set forth below.

1.	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
2.	In exercising voting rights, RGREA shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
3.	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
4.	In exercising voting rights on behalf of clients, RGREA shall conduct itself in the same manner as if RGREA were the constructive owner of the securities.
5.	To the extent reasonably possible, RGREA shall participate in each shareholder voting opportunity.
6.	Voting rights shall not automatically be exercised in favor of management-supported proposals.
7.	RGREA, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that RGREA shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, RGREA shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While RGREA may consider the views of third parties, RGREA shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

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Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, RGREA shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., RGREA may discount long-term views on a short-term holding).

IV. Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, RGREA must be guided by its reasonable judgment to vote in a manner that RGREA deems to be in the best interests of its clients.

A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, RGREA always favors compensation plans that align the interests of management and shareholders. RGREA generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. RGREA will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, RGREA opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are RGREA's guidelines on change of control issues:

Shareholder Rights Plans. RGREA acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

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Golden Parachutes. RGREA opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – RGREA votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – RGREA generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – RGREA supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, RGREA generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – RGREA's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. Creates a blank check preferred stock; or

2. Establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. RGREA may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to RGREA.

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Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, RGREA votes against adoption of a dual or multiple class capitalization structure.

E. Social Issues

RGREA believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

RGREA shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which RGREA votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of RGREA shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of RGREA shall have overall responsibility for ensuring that RGREA complies with all proxy voting requirements and procedures.

VI. Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by RGREA:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether RGREA voted on the matter

* If RGREA voted, then how RGREA voted

* Whether RGREA voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by RGREA and were deemed material to making a voting decision or that memorialized the basis for the decision.

RGREA shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which RGREA may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if RGREA or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of RGREA or its affiliate with the company or proponent.

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*   Personal Relationships – RGREA or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – RGREA or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – RGREA presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the RGREA portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, RGREA shall vote in accordance with the advice of a proxy voting service. RGREA currently uses ISS to provide advice on proxy voting decisions.

RGREA’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of RGREA is responsible for monitoring the relationships of RGREA for purposes of RGREA's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of RGREA shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of RGREA if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of RGREA shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of RGREA determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case RGREA again will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify RGREA from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which RGREA will vote its proxy based on the advice of ISS or other consulting firm then engaged by RGREA, the CCO of RGREA shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of RGREA will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Mutual Funds

Proxies relating to portfolio securities held by any fund advised by RGREA shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Global Real Estate Investments Fund has delegated to RGREA the responsibility for voting proxies on behalf of the Fund. The CCO of RGREA shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV. Annual Review; Reporting

The CCO of RGREA shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of RGREA. If the violation relates to any fund advised by RGREA, the CCO of RGREA shall report such violation to the CCO of the Fund.

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Amundi Smith Breeden LLC

Proxy Voting Policy and Procedures

Business Sponsor: Chief Operating Officer

I. Overview

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Rule”) requires every investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. Amundi Smith Breeden LLC (“Amundi Smith Breeden”) has designed this policy and related procedures to address how it will resolve conflicts of interest with its clients in voting proxies on their behalf, provide to clients a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. In addition, the Policy illustrates how Amundi Smith Breeden will disclose to clients how to obtain information on how client proxies were voted.

The SEC has determined that the Rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the Rule. In particular, the Rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority. Since Amundi Smith Breeden has discretionary authority with respect to its discretionary accounts, Amundi Smith Breeden has an implied authority to vote proxies if received for these accounts.

The SEC has interpreted an adviser’s duty of care to require an adviser with voting authority to monitor corporate actions and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The Rule does not necessitate an adviser to become a “shareholder activist,” but, more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above indicates the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

The Rule requires advisers to have procedures for addressing material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.

II. Policy

If Amundi Smith Breeden receives any proxy solicitations on behalf of its clients, it will obtain the recommendations of Glass, Lewis & Co. (“Glass Lewis”), unless otherwise directed by the client. The Proxy Voting Committee will review the recommendation and determine whether it is in the best interest of the shareholders. By utilizing Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting.

Any general or specific proxy voting guidelines provided by a client or its designated agent in writing will supersede the forgoing Policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

III. Procedures for Identification and Voting of Proxies

When establishing an advisory relationship with a client, the Legal Department determines whether or not Amundi Smith Breeden will be voting proxy solicitations it receives on behalf of the client or whether the client or a third party determined by the client will handle the task. This information is input into a database of for all Amundi Smith Breeden’s discretionary clients. The database will be maintained electronically and updated as needed.

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If the client has delegated a discretionary responsibility to Amundi Smith Breeden, and no one else has specifically been given the responsibility to respond to proxies, and the client has not specifically retained voting power, Amundi Smith Breeden will take the responsibility for voting proxy solicitations.

Amundi Smith Breeden will work with its clients and their agents to ensure that Amundi Smith Breeden’s Operations Department is the party designated to receive proxy solicitation and voting materials from issuers or intermediaries.

Amundi Smith Breeden has appointed a Proxy Administrator who is a member of the Operations Department and who, as part of the custodial account documentation, is designated as the contact person for information regarding proxy solicitations. For any proxy solicitations received for one client, the Proxy Administrator will run a report to see if any other clients own that issue and contact that account’s custodian to ensure proper receipt of the proxy for any other client.

Once received, the Proxy Administrator will log the proxy into a database (the “Proxy Database”). The Proxy Database will include:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;
•	The shareholder meeting date or action date;
•	The number of shares Amundi Smith Breeden is voting for the client;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not and how Amundi Smith Breeden cast its vote on the matter;
•	Whether Amundi Smith Breeden cast its vote with or against management; and
•	Whether any client requested an alternative vote of its proxy.

The Proxy Administrator will review the appropriate database to determine whether the client has provided specific voting instructions, and if so, the Proxy Administrator will vote that client’s proxy in accordance with the client’s written instructions. For clients who have selected a third party to vote proxies, the Proxy Administrator will forward the proxy solicitation to the third party for voting and submission.

For any other proxy, the Operations Department will notify the Chief Compliance Officer as Chair of the Proxy Voting Committee. The Proxy Voting Committee is made up of the Proxy Administrator, the Chief Compliance Officer, the General Counsel and the client’s Portfolio Manager or a representative from IMG, if needed. The Proxy Voting Committee will review the proxy solicitation, discuss any issues that may arise and then vote in accordance with the proxy voting recommendations of Glass Lewis, including modeling. The Proxy Voting Committee will determine whether or not the recommendation by Glass, Lewis is in the best interest of shareholders. By utilizing the recommendations of Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting. Documentation of the meetings and voting instructions will be maintained by the Proxy Administrator.

Proxy solicitations received after the termination date of a client relationship will not be voted by Amundi Smith Breeden. The Proxy Administrator will deliver the proxy solicitation to the intermediary who distributed the proxy and indicate that Amundi Smith Breeden’s advisory relationship has been terminated and that future proxies for the named client should not be delivered to Amundi Smith Breeden.

At no time may any employee accept any remuneration, gifts or favors related to the solicitation of proxies. Any offers of this type must be immediately reported to the Compliance Department.

VI. Responding to Client Requests to Review Proxy Votes

Any request to review proxy votes, whether written, including e-mail, or oral, received by any employee, must be promptly reported to Marketing and Client Service. All written requests will be retained in the client’s correspondence file.

Marketing and Client Service will record the identity of the client, the date of the request, and the disposition of the request in CRM to track these requests. The Operations Department will provide Marketing and Client Service with all appropriate information retained in the Proxy Database.

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Free of charge, and within a reasonable time frame, Marketing and Client Service will distribute to any client requesting proxy voting information the complete proxy voting record for the period requested pertaining to whether and how Amundi Smith Breeden voted with respect to the client’s securities.

As a matter of practice and subject to applicable law, Amundi Smith Breeden will not reveal or disclose to any client how Amundi Smith Breeden may have voted, or intends to vote, on a particular proxy until after such proxies have been counted at a shareholder’s meeting or otherwise disposed of by the issuer. Subject to applicable law, Amundi Smith Breeden will never disclose such information to unrelated third parties.

V. Recordkeeping

The amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents. Amundi Smith Breeden will maintain the following documentation for a period of not less than five (5) years, the first two (2) years at an appropriate office of Amundi Smith Breeden:

•	Proxy voting policies and procedures;
•	Proxy statements received regarding client securities;
•	Records of votes cast on behalf of clients including: a copy or a printed sample or EDGAR version of the proxy statement or card, along with a sample of the proxy solicitation instructions, or if a third party votes, Amundi Smith Breeden may rely on proxy statements and records of proxy votes cast that are maintained with a third party;
•	Records of client requests for proxy voting information and all material related to Amundi Smith Breeden’s response;
•	Any documents prepared by the adviser that were material to making a decision on how to vote, or that memorialized the basis for the decision;
•	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any client request for information on how the adviser voted proxies on behalf of the requesting client;
•	The concise policy sent to clients or included in the firm’s ADV; and,
•	The Proxy Database.

VI. Disclosure

Disclosure Requirements - An investment adviser must disclose to clients:

●	A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policies and procedures;
●	How they can obtain information on how client proxies were voted; and
●	Upon request, a copy of the proxy voting policies and procedures.

Amundi Smith Breeden meets those requirements. Amundi Smith Breeden provides a summary of its proxy policy in its Form ADV Part 2A. ADV Part 2A is provided to each client at least annually. The ADV Part 2A also includes information on how to obtain further information, including a copy of the Policy.

Disclaimer: If you have received this policy as part of a Request for Proposal, or as part of a separate request for information, you should be aware that this Policy is subject to change without notice. Amundi Smith Breeden will only send you an updated Policy upon your request.

This document describes our general practices with respect to the Policy outlined above. However, in the case of a disaster as defined in our Disaster Recovery Policy, those procedures may supersede this Policy and any of its related procedures.

Historical Dates

Amended as of November 3, 2015

Amended as of April 2, 2015

Amended as of March 27, 2014

Amended as of August 14, 2006

Amended as of January 27, 2005

Amended as of October 4, 2004

Adopted as of August 6, 2003

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CONCISE CAPITAL MANAGEMENT, LP

PROXY VOTING/CLASS ACTION LITIGATION

As CCM specializes exclusively in high yield bonds, the need to vote a proxy will occur rarely, if ever. In those occasions where a proxy vote is necessary, the CCM personnel will evaluate the merits of the proxy proposal and vote the proxy in the best interests of the client.

Class Action Lawsuits

From time to time, securities held in the accounts of clients will be the subject of class action lawsuits. The Company has no obligation to determine if securities held by the client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a client’s eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Company has no obligation or responsibility to initiate litigation to recover damages on behalf of clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by clients.

Where the Company receives written or electronic notice of a class action lawsuit, settlement, or verdict affecting securities owned by a client, it will forward all notices, proof of claim forms, and other materials, to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

Coherence Capital Partners LLC

The SEC requires that all registered investment advisers that maintain the authority to vote proxies on behalf of clients also maintain procedures for the proper voting of proxies – even firms focused primarily on debt markets. The Firm is required to vote all proxies on behalf of clients over whose assets it has discretionary authority or where the Firm has the implied authority to vote such proxies. It will be the policy of the Firm, in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, to vote all proxies in respect of equity securities held in such clients’ accounts/portfolios in the following manner:

1.	The Firm has established a proxy voting team (currently composed of Mr. Mistretta and one research assistant, but the composition may change from time to time).
2.	Upon the receipt of any proxy material by the Firm, the material will be forwarded to The Chief Compliance Officer (or his designee) or his designee, who will then log it and forward the material to the proxy voting team members.
3.	Prior to voting, the voting team will read the proxy statement and each proposal put forth by issuer management or those shareholders whose proposals were included for consideration. It will then by consensus determine how each proposal will be voted. The voting team will then complete the proxy and return it per instruction.
4.	Portfolio Services will keep copies of all material received from the voting team, including the proxy statement and all other documents used to form its consensus.
5.	In respect of each client’s account/portfolio that holds shares of the issuer for which the proxy has been voted, the voting team will provide to the client, upon request, a copy of the voted proxy and if the client wishes, an explanation of why the votes were cast or, if applicable, why the Firm abstained from the vote on some or all of the issuer’s proposals.
6.	In the event of conflicts of interest between the Firm and/or its affiliates and the affected discretionary accounts, or between clients whom the manager believes might have disparate views on the proposals contained in the proxy statement, the proxy voting team will convene a meeting with the Chief Financial Officer to discuss the nature of the conflict and attempt to form a solution that furthers the best interests of the client. The proxy voting team will inform the affected client(s): (i) that a conflict of interest exists, and (ii) describe the nature of the conflict. The voting team will seek guidance from the client(s) as to how the client(s) might wish to vote on the relevant proposal(s) giving rise to the conflict. This guidance will be memorialized in writing. The voting team may also turn to an independent third party for assistance in determining how the proxy should be voted.
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7.	All clients for which the Firm has discretionary authority will be informed by the Firm that it may obtain information as to how the Firm voted specific proxies by sending an e-mail to or by writing.
8.	The Chief Compliance Officer (or his designee) will send, or cause to be sent, a brief description of these policies and procedures to each client over whose account the Firm has discretionary authority. Delivery to the boards of the funds suffice in the case of a fund client.
9.	These policies and procedures, and all versions thereof, will be kept for a period of five years after the end of use.
10.	Disclosure to clients, as discussed in Items 7 & 8 above, should be substantially in the following form:

As part of Coherence Capital Partners LLC’s (“COHERENCE CAPITAL PARTNERS”) management obligations, we are required to vote proxies on equity securities held in client portfolios.  In accordance with applicable law, COHERENCE CAPITAL PARTNERS has prepared procedures to govern how such proxies are voted. The procedures require that a reasonable decision be made regarding a vote on any matters recommended by issuer management or concerning any issuer shareholder proposals. If COHERENCE CAPITAL PARTNERS determines not to vote, it will have a reasonable basis for withholding its vote. The policies and procedures address the handling of conflicts of interest that may arise in the voting or proxies. COHERENCE CAPITAL PARTNERS’s vote on any matter regarding any issuer’s equity securities will be recorded and kept on file in COHERENCE CAPITAL PARTNERS’s office. Clients may request to see how COHERENCE CAPITAL PARTNERS voted any proxy, and obtain an explanation of why COHERENCE CAPITAL PARTNERS voted as it did. Requests for an explanation of votes, or for a copy of the policies and procedures, should be sent to: Investor Relations, Coherence Capital Partners LLC.

How this policy or procedure is effected or carried-out
Supervisor(s)	Chief Investment Officer, Chief Financial Officer, Chief Compliance Officer (or his designee)
Method/Actions	As indicated
Time or Times	As indicated
How Recorded	As indicted
Other	Specific duties may be delegated
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SARATOGA CAPITAL MANAGEMENT, LLC

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Saratoga Capital Management, LLC (“Saratoga”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by Saratoga shall be subject to this Statement of Policies and Procedures.

1 OBJECTIVES

Voting rights are an important component of corporate governance. Saratoga has three overall objectives in exercising voting rights:

A.                  Responsibility. Saratoga shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.                  Rationalizing Management and Shareholder Concerns. Saratoga seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C.                  Shareholder Communication. Since companies are owned by their shareholders, Saratoga seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

2 GENERAL PRINCIPLES

In exercising voting rights, Saratoga shall conduct itself in accordance with the general principles set forth below.

1.                   The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.                   In exercising voting rights, Saratoga shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.                   Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.                   In exercising voting rights on behalf of clients, Saratoga shall conduct itself in the same manner as if Saratoga were the constructive owner of the securities.

5.                   To the extent reasonably possible, Saratoga shall participate in each shareholder voting opportunity.

6.                   Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.                   Saratoga, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

3 GENERAL GUIDELINES

Set forth below are general guidelines that Saratoga shall follow in exercising proxy voting rights:

3.1 Prudence

In making a proxy voting decision, Saratoga shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

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3.2       Third Party Views

While Saratoga may consider the views of third parties, Saratoga shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

3.3       Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Saratoga shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., Saratoga may discount long-term views on a short-term holding).

4 SPECIFIC ISSUES

Set forth below are general guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, Saratoga must be guided by its reasonable judgment to vote in a manner that Saratoga deems to be in the best interests of its clients.

4.1 Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, Saratoga always favors compensation plans that align the interests of management and shareholders. Saratoga generally approves compensation plans under the following conditions:

20% Guideline. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 20%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Saratoga will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 80% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards generally should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

4.2       Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.

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As a result, Saratoga opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are Saratoga's guidelines on change of control issues:

Shareholder Rights Plans. Saratoga acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. Saratoga opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – Saratoga votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

4.3 Routine Issues

Director Nominees in a Non-Contested Election – Saratoga generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – Saratoga supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, Saratoga generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

4.4 Stock Related Items

Increase Additional Common Stock – Saratoga's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

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1.                   creates a blank check preferred stock; or

2.                   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. Saratoga may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Saratoga.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Saratoga votes against adoption of a dual or multiple class capitalization structure.

4.5 Social Issues

Saratoga believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

4.6       Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

5       PROXY VOTING PROCEDURES

Saratoga shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which Saratoga votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

A member of Saratoga’s Investment Management Committee (an “IMC member”) shall have responsibility for voting proxies. The IMC member shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The IMC member shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of Saratoga shall have overall responsibility for ensuring that Saratoga complies with all proxy voting requirements and procedures.

6 RECORDKEEPING

The IMC member shall be responsible for recording and maintaining the following information with respect to each proxy voted by Saratoga:

•                     Name of the company

•                     Ticker symbol

•                     CUSIP number

•                     Shareholder meeting date

•                     Brief identification of each matter voted upon

•                     Whether the matter was proposed by management or a shareholder

•                     Whether Saratoga voted on the matter

•                     If Saratoga voted, then how Saratoga voted

•                     Whether Saratoga voted with or against management

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The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by Saratoga and were deemed material to making a voting decision or that memorialized the basis for the decision.

Saratoga shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

7 CONFLICTS OF INTEREST

There may be situations in which Saratoga may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

•                     Business Relationships – This type of conflict would occur if Saratoga or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of Saratoga or its affiliate with the company or proponent.

•                     Personal Relationships – Saratoga or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•                     Familial Relationships – Saratoga or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

•                     The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

•                     Financial Based Materiality – Saratoga presumes a conflict to be non-material unless it involves at least $500,000.

•                     Non-Financial Based Materiality – Non-financial based materiality would impact the members of the Saratoga portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, Saratoga shall vote in accordance with the advice of a proxy voting service. Saratoga currently uses ISS to provide advice on proxy voting decisions; however, Saratoga may use a different proxy voting service in the future.

Saratoga’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.                   Identifying Conflicts – The CCO of Saratoga is responsible for monitoring the relationships for purposes of Saratoga's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of Saratoga shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns, if applicable. Portfolio management team members also shall agree to advise the CCO of Saratoga if: (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.                   Identifying Materiality – The CCO of Saratoga shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.                   Communication with an IMC Member; Voting of Proxy – If the CCO of Saratoga determines that the relationship between Saratoga and a portfolio company is financially material, he shall communicate that information to an IMC member and instruct him that Saratoga will vote its proxy based on the advice of the proxy voting service then being used by Saratoga or other consulting firm then engaged by Saratoga. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case Saratoga again will vote its proxy based on the advice of the proxy voting service then being used by Saratoga or other consulting firm then engaged by Saratoga.

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The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify Saratoga from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which Saratoga will vote its proxy based on the advice of the proxy voting service then being used by Saratoga or other consulting firm then engaged by Saratoga, the CCO of Saratoga shall be responsible for ensuring that the IMC member votes proxies in this manner. The CCO of Saratoga will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

8 SARATOGA PORTFOLIOS

Proxies relating to portfolio securities held by any portfolio advised by Saratoga shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of The Saratoga Advantage Trust (the “Trust”), on behalf of certain Portfolios of the Trust, has delegated to Saratoga the responsibility for voting proxies on behalf of such Portfolios. If any revisions to this Statement of Policies and Procedures are recommended by Saratoga, then the CCO of Saratoga shall make a presentation to the Board regarding any revisions that are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

Saratoga serves as investment adviser to certain Portfolios in the Saratoga Advantage Trust that invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. Notwithstanding the guidelines provided in these procedures, it is the policy of Saratoga to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

9 ANNUAL REVIEW; REPORTING

The CCO of Saratoga shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.

Any violations of these policies and procedures shall be reported to the CCO of Saratoga. If the violation relates to any portfolio advised by Saratoga, the CCO of Saratoga shall report such violation to the Board of Trustees of the Trust.

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